================================================================================


                           SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT

                            Dated as of June 11, 2004

                                      among

                               JARDEN CORPORATION
                                as the Borrower,

                       CANADIAN IMPERIAL BANK OF COMMERCE,
                            as Administrative Agent,

                          CITICORP NORTH AMERICA, INC.,
                              as Syndication Agent,

                          NATIONAL CITY BANK OF INDIANA
                                       and
                             BANK OF AMERICA, N.A.,
                           as Co-Documentation Agents

                                       and

                            The Lenders Party Hereto



                            CIBC WORLD MARKETS CORP.

                                       and

                          CITIGROUP GLOBAL MARKETS INC.
                                       as
                     Co-Lead Arrangers and Co-Book Managers


================================================================================

                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I             DEFINITIONS AND ACCOUNTING TERMS.........................2

         1.01     Amendment and Restatement....................................2

         1.02     Defined Terms................................................3

         1.03     Other Interpretive Provisions...............................36

         1.04     Accounting Terms............................................36

         1.05     Rounding....................................................38

         1.06     References to Agreements and Laws...........................38

ARTICLE II            THE COMMITMENTS AND CREDIT EXTENSIONS...................38

         2.01     Term Loans..................................................38

         2.02     Revolving Loans.............................................39

         2.03 Borrowings, Conversions and Continuations of Revolving Loans; Conversions and Continuations of Segments of the Term Loans.40

         2.04     Letters of Credit...........................................41

         2.05     Swing Line Loans............................................50

         2.06     Prepayments.................................................53

         2.07     Reduction or Termination of Revolving Credit Commitments....56

         2.08     Repayment of Loans..........................................57

         2.09     Interest....................................................59

         2.10     Fees........................................................60

         2.11     Computation of Interest and Fees............................60

         2.12     Evidence of Debt............................................60

         2.13     Payments Generally..........................................61

         2.14     Sharing of Payments.........................................63

         2.15     Increase in Commitments.....................................63

         2.16     Revolving Loan Ratability; Certain Costs....................65

ARTICLE III           TAXES, YIELD PROTECTION AND ILLEGALITY..................68

         3.01     Taxes.......................................................68

         3.02     Illegality..................................................69

         3.03     Inability to Determine Rates................................69

         3.04     Increased Cost and Reduced Return; Capital Adequacy; Reserves
                  on Eurodollar Rate Loans....................................69

                                TABLE OF CONTENTS
                                  (continued)

         3.05     Funding Losses..............................................70

         3.06     Matters Applicable to all Requests for Compensation.........70

         3.07     Survival....................................................71

ARTICLE IV            CONDITIONS PRECEDENT TO CREDIT EXTENSIONS...............71

         4.01     Conditions to Effectiveness of Second Amended and Restated
                  Credit Agreement............................................71

         4.02     Conditions to all Credit Extensions and Conversions and
                  Continuations...............................................76

ARTICLE V             REPRESENTATIONS AND WARRANTIES..........................77

         5.01     Existence, Qualification and Power; Compliance with Laws....77

         5.02     Authorization; No Contravention.............................77

         5.03     Governmental and Third-Party Authorization; Gaming
                  Authorizations..............................................78

         5.04     Binding Effect..............................................78

         5.05     Financial Statements; No Material Adverse Effect............78

         5.06     Litigation..................................................79

         5.07     No Default..................................................79

         5.08     Ownership of Property; Liens................................79

         5.09     Environmental Compliance....................................80

         5.10     Insurance...................................................80

         5.11     Taxes.......................................................80

         5.12     ERISA Compliance............................................80

         5.13     Subsidiaries................................................81

         5.14     Margin Regulations; Investment Company Act; Public Utility
                  Holding Company Act.........................................81

         5.15     Disclosure..................................................81

         5.16     Intellectual Property; Licenses, Etc........................82

         5.17     [Intentionally Omitted].....................................82

         5.18     Solvency....................................................82

         5.19     Off-Balance Sheet Liabilities...............................82

         5.20     Tax Shelter Regulations.....................................82

ARTICLE VI            AFFIRMATIVE COVENANTS...................................82

         6.01     Financial Statements........................................83

                                TABLE OF CONTENTS
                                  (continued)

         6.02     Certificates; Other Information.............................83

         6.03     Notices.....................................................84

         6.04     Payment of Obligations......................................85

         6.05     Preservation of Existence, Etc..............................86

         6.06     Maintenance of Properties...................................86

         6.07     Maintenance of Insurance....................................86

         6.08     Compliance with Laws and Contractual Obligations; Maintenance of Gaming Licenses..........................................86

         6.09     Books and Records...........................................87

         6.10     Inspection Rights...........................................87

         6.11     Compliance with ERISA.......................................87

         6.12     Use of Proceeds.............................................87

         6.13     Maintain Principal Line of Business.........................88

         6.14     New Subsidiaries and Pledgors...............................88

         6.15     Further Assurances..........................................90

ARTICLE VII           NEGATIVE COVENANTS......................................90

         7.01     Liens.......................................................90

         7.02     Investments.................................................92

         7.03     Indebtedness................................................92

         7.04     Fundamental Changes.........................................94

         7.05     Dispositions................................................94

         7.06     Lease Obligations...........................................95

         7.07     Restricted Payments.........................................95

         7.08     ERISA.......................................................96

         7.09     Change in Nature of Business................................96

         7.10     Transactions with Affiliates................................96

         7.11     Burdensome Agreements.......................................96

         7.12     Use of Proceeds.............................................96

         7.13     Financial Covenants.........................................96

         7.14     Acquisitions................................................98

                                TABLE OF CONTENTS
                                  (continued)

         7.15     Capital Expenditures........................................98

         7.16     Change in Fiscal Year.......................................99

         7.17     Limitation on Cash Payment of Earn-Outs.....................99

         7.18     Foreign Subsidiaries........................................99

         7.19     Subordinated Indebtedness...................................99

         7.20     Status of Borrower..........................................99

         7.21     Intropack Agreement........................................100

         7.22     Immaterial Subsidiaries....................................100

ARTICLE VIII          EVENTS OF DEFAULT AND REMEDIES.........................100

         8.01     Events of Default..........................................100

         8.02     Remedies Upon Event of Default.............................102

         8.03     Application of Funds.......................................102

ARTICLE IX            ADMINISTRATIVE AGENT...................................104

         9.01     Appointment and Authorization of Administrative Agent......104

         9.02     Delegation of Duties.......................................104

         9.03     Liability of Administrative Agent..........................104

         9.04     Reliance by Administrative Agent...........................105

         9.05     Notice of Default..........................................105

         9.06     Credit Decision; Disclosure of Information by Administrative
                  Agent......................................................106

         9.07     Indemnification of Administrative Agent....................106

         9.08     Administrative Agent in its Individual Capacity............107

         9.09     Successor Administrative Agent.............................107

         9.10     Administrative Agent May File Proofs of Claim..............108

         9.11     Collateral and Guaranty Matters............................108

         9.12     Other Agents; Lead Managers................................109

ARTICLE X             MISCELLANEOUS..........................................109

         10.01    Amendments, Etc............................................109

         10.02    Notices and Other Communications; Facsimile Copies.........112

         10.03    No Waiver; Cumulative Remedies.............................113

         10.04    Attorney Costs, Expenses and Taxes.........................113

                                TABLE OF CONTENTS
                                  (continued)

         10.05    Indemnification by the Borrower; Limitation of Liability...113

         10.06    Payments Set Aside.........................................114

         10.07    Successors and Assigns.....................................115

         10.08    Confidentiality............................................119

         10.09    Set-off....................................................120

         10.10    Interest Rate Limitation...................................120

         10.11    Counterparts...............................................121

         10.12    Integration................................................121

         10.13    Survival of Representations and Warranties.................121

         10.14    Severability...............................................121

         10.15    Tax Forms..................................................121

         10.16    Consent of the Guarantors..................................122

         10.17    Governing Law..............................................122

         10.18    Application of Gaming Regulations..........................123

         10.19    Waiver of Right to Trial by Jury...........................123

         10.20    Entire Agreement...........................................123


AMENDED AND RESTATED EXHIBITS

A-1      FORM OF REVOLVING LOAN NOTICE
A-2      FORM OF TERM LOAN INTEREST RATE SELECTION NOTICE
B        FORM OF SWING LINE REVOLVING LOAN NOTICE
C-1      FORM OF TERM LOAN A NOTE
C-2      FORM OF REVOLVING LOAN NOTE
C-3      FORM OF SWING LINE NOTE
C-4      FORM OF TERM LOAN B NOTE
D        FORM OF COMPLIANCE CERTIFICATE
E        FORM OF ASSIGNMENT AND ASSUMPTION
G        FORM OF LETTER OF CREDIT REPORT
H        FORM OF REQUEST FOR ISSUANCE OF LETTER OF CREDIT
I        FORM OF AMENDMENT NO. 3 TO SECURITY AGREEMENT

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         This SECOND AMENDED AND RESTATED CREDIT AGREEMENT ("Agreement") is entered into as of June 11, 2004, among JARDEN CORPORATION, a Delaware corporation (the "Borrower"), each lender from time to time party hereto (collectively, the "Lenders" and individually, a "Lender"), and CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent, CITICORP NORTH AMERICA, INC., as Syndication Agent, and NATIONAL CITY BANK OF INDIANA and BANK OF AMERICA, N.A., as Co-Documentation Agents.

         WHEREAS, the Borrower, the Administrative Agent and certain of the Lenders are party to that certain Amended and Restated Credit Agreement dated as of September 2, 2003 (as amended to (but excluding) the date hereof, the "Existing Agreement"), which amended and restated that certain Credit Agreement dated as of April 24, 2002, pursuant to which certain of the Lenders have agreed to make available to the Borrower (a) a revolving credit facility in the maximum aggregate principal amount at any time outstanding of up to $70,000,000, including a letter of credit facility of up to $15,000,000 for the issuance of standby and commercial letters of credit and a swing line facility of up to $10,000,000, (b) a term loan A facility in the initial aggregate principal amount of $50,000,000, which was increased by an additional advance of $10,000,000, and (c) a term loan B facility in the initial aggregate principal amount of $150,000,000;

         WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend and restate the Existing Agreement to (i) provide for an add-on term loan B facility in an aggregate maximum principal amount of up to $116,000,000, the advance of which shall be made upon the occurrence of certain events described herein, and (ii) amend certain covenants therein and to make certain other amendments thereto (including amending and restating Exhibits A-E, G and H thereto in the form of Exhibits A-E, G and H attached hereto);

         WHEREAS, the parties hereto are willing to amend and restate the Existing Agreement and to make and continue to make certain term loan, revolving credit, letter of credit and swing line facilities available to the Borrower upon the terms and conditions set forth herein; and

         WHEREAS, it is the intent of the parties that this Agreement shall not
(a) cause a novation or repayment of any of the indebtedness, liabilities or obligations of the Borrower under the Existing Agreement or other Loan Documents executed in connection therewith (the "Prior Loan Documents"); (b) extinguish, discharge, terminate or impair the Borrower's indebtedness, liabilities or obligations or the Administrative Agent's or any Lender's rights or remedies under the Existing Agreement and the other Loan Documents except to the extent expressly provided for herein; and (c) release, limit or impair in any way the priority of any security interests and liens held by the Administrative Agent for the benefit of the Lenders against any assets of the Borrower or its Subsidiaries arising under the Existing Agreement or any other loan documents.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         1.01 AMENDMENT AND RESTATEMENT.

         (a) The Borrower, each Guarantor, the Administrative Agent and the Lenders hereby agree that on the Effective Date of this Agreement (a) the terms and provisions of the Existing Agreement that in any manner govern or evidence the Obligations, the rights and interests of the Administrative Agent and the Lenders, in any of their respective capacities, and any terms, conditions or matters related to any thereof, shall be and hereby are amended and restated in their entirety by the terms, conditions and provisions of this Agreement, and the terms and provisions of the Existing Agreement, except as otherwise expressly provided herein, shall be superseded by this Agreement; provided that all consents and waivers obtained in connection with the Existing Agreement shall continue in full force and effect and be applicable to this Agreement, and
(b) Exhibits A-E, G and H of the Existing Agreement shall be amended and restated in the form of Exhibits A-E, G and H attached to this Agreement.

         (b) Notwithstanding this amendment and restatement of the Existing Agreement, including anything in this Section 1.01 and certain of the Prior Loan Documents, except to the extent expressly provided for herein, (i) all of the indebtedness, liabilities and obligations owing by the Borrower under the Existing Agreement and other Prior Loan Documents shall continue as Obligations hereunder, (ii) each of this Agreement and the Notes and the other Loan Documents is given as a substitution or supplement of, as the case may be, and not as a payment of, the indebtedness, liabilities and obligations of the Borrower and the Guarantors under the Existing Agreement or any Prior Loan Document and is not intended to constitute a novation thereof or of any of the other Prior Loan Documents, (iii) certain of the Prior Loan Documents will remain in full force and effect, as set forth in this Agreement, and (iv) and the security interests granted by the Loan Parties and the Liens created under the Prior Loan Documents shall continue, uninterrupted, in full force and effect under the Loan Documents. Commencing on the Effective Date, all Loans owing by the Borrower and outstanding under the Existing Agreement shall continue as Loans hereunder. Base Rate Loans under the Existing Agreement shall continue to accrue interest at the Base Rate hereunder and the parties hereto agree that the Interest Periods for all Eurodollar Rate Loans outstanding under the Existing Agreement on the Effective Date shall remain in effect without renewal, interruption or extension as Eurodollar Rate Loans under this Agreement and shall continue to accrue interest at the Eurodollar Rate plus the Applicable Margin hereunder.

         (c) The Borrower and each Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Agreement and consents to the amendment and restatement of the Existing Credit Agreement and to the execution and delivery of any new Loan Documents effected pursuant to this Agreement. The Borrower and each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound, and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantors' Obligations" and "Secured Obligations" as the case may be (in each case as the applicable terms are defined in the applicable Loan Document), including without limitation the payment and performance of all such "Obligations," "Guarantors' Obligations" and "Secured Obligations," as the case may be, in respect of the Obligations of each of the Loan Parties now or hereafter existing under or in respect of this Agreement and the Notes defined herein.

         1.02 DEFINED TERMS. As used in this Agreement, the following terms shall have the meanings set forth below:

         "Acquisition" means the acquisition of (i) a controlling equity or other ownership interest in another Person (including the purchase of an option, warrant or convertible or similar type security to acquire such a controlling interest at the time it becomes exercisable by the holder thereof), whether by purchase of such equity or other ownership interest or upon exercise of an option or warrant for, or conversion of securities into, such equity or other ownership interest, or (ii) assets of another Person which constitute all or any material part of the assets of such Person or of a line or lines of business conducted by such Person.

         "Acquisition Adjustments" means the adjustments to certain financial terms and computations more particularly described in Section 1.04(c).

         "Add-On Term Loan B" means the Term Loan made pursuant to the Add-On Term Loan B Facility in accordance with Section 2.01(c).

         "Add-On Term Loan B Facility" means the facility described in Section 2.01(c) providing for a Term Loan to the Borrower by the Add-On Term Loan B Lenders on the Effective Date in an aggregate principal amount of $116,000,000.

         "Add-On Term Loan B Lender" means each Lender that has a portion of the Add-On Term Loan B outstanding under the Add-On Term Loan B Facility.

         "Administrative Agent" means CIBC in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

         "Administrative Agent's Office" means the Administrative Agent's address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders.

         "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto. A Person shall be deemed to be Controlled by another Person if such other Person possesses, directly or indirectly, power to vote 10% or more of the securities having ordinary voting power for the election of directors or managing general partners (excluding any institutional investor that owns less than 25% of the voting stock of such Person).

         "Agent/Arranger Fee Letter" means that certain fee letter dated as of March 15, 2004 by and among CIBC and the Borrower relating to certain fees payable by the Borrower in connection with this Agreement and the transactions contemplated hereby, as amended.

         "Agent-Related Persons" means the Administrative Agent (including any successor administrative agent), together with its Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         "Aggregate Commitments" means, as at the date of determination thereof, the sum of (a) the Aggregate Revolving Credit Commitments at such date plus (b) the Outstanding Amount with respect to the Term Loan A at such date, plus (c) the Outstanding Amount with respect to the Term Loan B at such date.

         "Aggregate Revolving Credit Commitments" means, as at the date of determination thereof, the sum of all Revolving Credit Commitments of all Revolving Lenders at such date.

         "Agreement" means this Credit Agreement.

         "Applicable Margin" means (a) 2.25% per annum with respect to Eurodollar Rate Segments of the Term Loan B, (b) 1.50% per annum with respect to Base Rate Segments of the Term Loan B, and (c) with respect to Revolving Loans, the Term Loan A and the Commitment Fee, from time to time, the following percentages per annum, based upon the Total Leverage Ratio as set forth below:


-------------------------------------------------------------------------------------------------------------
                                                        EURODOLLAR RATE
PRICING                                                 LOANS AND LETTER                          COMMITMENT
 LEVEL              TOTAL LEVERAGE RATIO                OF CREDIT FEES       BASE RATE LOANS          FEE
-------------------------------------------------------------------------------------------------------------
   1        Greater than 3.00 to 1.00                         2.75%               1.50%              0.500%
   2        Less than or equal to 3.00 to 1.00, but           2.50%               1.25%              0.500%
            greater than 2.50 to 1.00
   3        Less than or equal to 2.50 to 1.00, but           2.25%               1.00%              0.500%
            greater than 2.00 to 1.00
   4        Less than or equal to 2.00 to 1.00                2.00%               0.75%              0.375%
-------------------------------------------------------------------------------------------------------------

         The Applicable Margin with respect to Revolving Loans, the Term Loan A and the Commitment Fee shall be established at the end of each fiscal quarter of the Borrower (each, a "Determination Date"). Any change in such Applicable Margin following each Determination Date shall be determined based upon the computation of the Total Leverage Ratio set forth in each Compliance Certificate furnished to the Administrative Agent pursuant to Section 6.02(b), subject to review and approval of such computation by the Administrative Agent, and shall be effective commencing on the third Business Day following the date such Compliance Certificate is received until the third Business Day following the date on which a new Compliance Certificate is delivered or is required to be delivered, whichever shall first occur. From the Effective Date to the third Business Day following the date the Compliance Certificate for the fiscal period ended as at the first Determination Date is delivered or is required to be delivered (whichever shall first occur), the Applicable Margin with respect to Revolving Loans, the Term Loan A and the Commitment Fee shall be based on the Total Leverage Ratio in the Compliance Certificate delivered on the Effective Date in compliance with Section 4.01(a). Notwithstanding the provisions of the two preceding sentences, if the Borrower shall fail to deliver any such certificate within the time period required by Section 6.02(b), then the Applicable Margin shall be Pricing Level 1 from the date such certificate was due until the third Business Day following the date the appropriate Compliance Certificate is so delivered.

         "Approved Fund" has the meaning specified in Section 10.07(g).

         "Arrangers" means CIBC World Markets Corp. and Citigroup Global Markets Inc., each in its respective capacity as co-lead arranger and co-book manager.

         "Assignment and Assumption" means an Assignment and Assumption substantially in the form of Exhibit E.

         "Attorney Costs" means and includes all reasonable fees and disbursements of any law firm or other external counsel.

         "Attributable Indebtedness" means, on any date, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease.

         "Audited Financial Statements" means the audited consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal year ended December 31, 2003, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for such fiscal year of the Borrower and its Subsidiaries, including the notes thereto.

         "Available Repurchase Amount" means, at any time of measurement thereof, (a) $10,000,000, minus (b) the aggregate amount of Bond Repurchases (as defined in Section 7.19) made during the then-current fiscal year of the Borrower pursuant to part (y) of the proviso to Section 7.19, minus (c) the aggregate amount of Restricted Payments made pursuant to Section 7.07(c) during the then-current fiscal year of the Borrower.

         "Base Rate" means for any day a fluctuating rate per annum equal to the Applicable Margin plus the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by CIBC as its "reference rate." Such reference rate is a rate set by CIBC based upon various factors including CIBC's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced reference rate. Any change in such reference rate announced by CIBC shall take effect at the opening of business on the day specified in the public announcement of such change.

         "Base Rate Loan" means a Loan (including a Segment) bearing interest or to bear interest at the Base Rate.

         "Base Rate Segment" means a Segment bearing interest or to bear interest at the Base Rate.

         "Bicycle" means Bicycle Holding, Inc., a Delaware corporation.

         "Bicycle Acquisition" means the Acquisition by the Borrower and one or more of its Subsidiaries of the Bicycle Companies in accordance with the terms of the Bicycle Acquisition Documents.

         "Bicycle Acquisition Documents" means, individually or collectively as the context may indicate, (i) the Bicycle Securities Purchase Agreement, (ii) the Bicycle Put/Call Agreement, (iii) each document relating to the Bicycle Debt Assumption and/or Release, including all consents of creditors with respect thereto and all evidence that none of the Borrower, any Subsidiary of the Borrower or any Bicycle Company remains liable under any Bicycle Indebtedness being assumed pursuant to the Bicycle Debt Assumption and/or Release (after giving effect thereto), and (iv) each other material transaction document entered into or delivered by the Borrower, one or more Subsidiaries of the Borrower, the Bicycle Seller and the Bicycle Companies, or any of them, related to or in connection with the Bicycle Acquisition.

         "Bicycle Companies" means Bicycle and its Subsidiaries to be acquired by the Borrower or one or more of its Subsidiaries in the Bicycle Acquisition, and including any Subsidiaries of the Borrower not historically a Subsidiary of Bicycle but created or acquired in order to consummate the Bicycle Acquisition, the legal name and jurisdiction of formation of which Persons are set forth on
Schedule 1.02(e) hereto.

         "Bicycle Debt Assumption and/or Release" means either (a) the assumption, in connection with the Bicycle Acquisition and pursuant to one or more Bicycle Acquisition Documents effective on or before the Effective Date, by one or more Persons other than the Borrower, any Subsidiary of the Borrower or any Bicycle Company (with a full release of the applicable Bicycle Companies), of all of the Bicycle Indebtedness that is not being paid in full and terminated on the Effective Date in connection with the Bicycle Acquisition, or (b) the full release (effective on or before the Effective Date) of the Bicycle Companies from the Bicycle Indebtedness.

         "Bicycle Earn-Out" means the obligation of the Borrower or any of its Subsidiaries or Affiliates to pay, after the initial closing of the Bicycle Acquisition, any amount in the form or nature of post-closing contingent consideration to the Bicycle Seller (or any of their respective assignees), pursuant to Section 2.2 of the Bicycle Securities Purchase Agreement or any other provision of any Bicycle Acquisition Document.

         "Bicycle Indebtedness" means all Indebtedness of any of the Bicycle Companies, all of which is either to be (a) paid in full and terminated on the Effective Date, or (b) assumed or released pursuant to the Bicycle Debt Assumption and/or Release.

         "Bicycle Put/Call Agreement" means that certain Put and Call Agreement dated as of February 24, 2004, as amended and restated as of April 19, 2004 by and among Bicycle, the shareholders of Bicycle party thereto and the Borrower, including all exhibits thereto.

         "Bicycle Securities Purchase Agreement" means that certain Securities Purchase Agreement dated as of February 24, 2004, as amended and restated on April 19, 2004 by and among Bicycle, the Bicycle Sellers and the Borrower, including all exhibits and schedules thereto.

         "Bicycle Seller" means the sellers and the seller representative identified in the Bicycle Securities Purchase Agreement.

         "Borrower" has the meaning set forth in the introductory paragraph hereto.

         "Borrowing" means any of (i) either borrowing under the Term Loan A Facility, (ii) the borrowing of the Term Loan B Facility, (iii) any subsequent Borrowing under either of the Term Loan Facilities pursuant to Section 2.15,
(iv) a Revolving Borrowing or (v) a Swing Line Borrowing, as the context may require.

         "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks are authorized or required to close under the Laws of, or are in fact closed in, the state where the Administrative Agent's Office is located and, if such day relates to any Eurodollar Rate Loan, means any such day on which dealings in deposits in Dollars are conducted by and between banks in the London interbank market.

         "Capital Expenditures" means, with respect to the Borrower and its Subsidiaries, for any period the sum of (without duplication) (i) all expenditures (whether paid in cash or accrued as liabilities) by the Borrower or any Subsidiary during such period for items that are capitalized that would be classified as "property, plant or equipment" or comparable items on the consolidated balance sheet of the Borrower and its Subsidiaries, including without limitation all transactional costs incurred in connection with such expenditures provided the same have been capitalized, excluding, however, the amount of any Capital Expenditures paid for with proceeds of casualty insurance as evidenced in writing and submitted to the Administrative Agent together with any Compliance Certificate delivered pursuant to Section 6.02(b), and (ii) with respect to any Capital Lease entered into by the Borrower or its Subsidiaries during such period, the present value of the lease payments due under such Capital Lease over the term of such Capital Lease applying a discount rate equal to the interest rate provided in such lease (or in the absence of a stated interest rate, that rate used in the preparation of the financial statements described in Section 6.01), all the foregoing in accordance with GAAP.

         "Capital Leases" means all leases which have been or should be capitalized in accordance with GAAP as in effect from time to time including Statement No. 13 of the Financial Accounting Standards Board and any successor thereof.

         "Cash Collateralize" means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the applicable L/C Issuer and the Revolving Lenders, as collateral for the L/C Obligations plus all fees accrued or to be incurred in connection therewith, cash, deposit accounts and all balances therein, in an amount not less than the sum of such L/C Obligations and fees and all proceeds of the foregoing pursuant to documentation in form and substance satisfactory to the Administrative Agent and the applicable L/C Issuer (which documents are hereby consented to by the Revolving Lenders) and to take all such other action as shall be necessary for the Administrative Agent to have "control" thereof within the meaning of the Uniform Commercial Code applicable thereto. Derivatives of such term shall have corresponding meaning. The Borrower hereby grants the Administrative Agent, for the benefit of the applicable L/C Issuer and the Revolving Lenders, a Lien on all such cash and deposit account balances. Cash collateral shall be maintained in blocked, non-interest bearing deposit accounts at CIBC or other institutions satisfactory to it.

         "Change of Control" means, with respect to any Person, an event or series of events by which:

         (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934), but excluding (x) any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, and (y) Martin Franklin, Ian Ashken or any of them or any Person the Equity Securities of which are wholly owned by any of them (whether or not constituting a "group" for this purpose), becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have "beneficial ownership" of all securities that such person or group has the right to acquire (such right, an "option right"), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 30% or more of the Equity Securities of such Person entitled to vote for members of the board of directors or equivalent governing body of such Person on a fully diluted basis (i.e., taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or

         (b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of such Person cease to be composed of individuals (who qualify under any one of the following) (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or

         (c) Martin Franklin and Ian Ashken cease to hold executive management positions with the Borrower, unless either or both of them has been replaced in any such executive management position with a Person approved by the Required Lenders (including any successive approved replacements).

         "CIBC" means Canadian Imperial Bank of Commerce, acting through one or more of its agencies, branches or affiliates.

         "Citibank" means Citicorp North America, Inc.

         "Code" means the Internal Revenue Code of 1986, as amended, and all regulations issued pursuant thereto.

         "Collateral" means, collectively, all property of the Borrower, any Subsidiary or any other Person in which the Administrative Agent or any Lender is granted a Lien under any Security Instrument as security for all or any portion of the Obligations, any other obligation arising under any Loan Document or any other obligation or liability arising under any Related Swap Contract, but shall not include any Gaming Authorizations to the extent prohibited by applicable Gaming Laws.

         "Commitment Fee" has the meaning specified in Section 2.10(a).

         "Compliance Certificate" means a certificate substantially in the form of Exhibit D.

         "Consolidated Current Assets" means all assets of the Borrower and its Subsidiaries (other than cash and cash equivalents) which would be classified as a current asset, all determined on a consolidated basis in accordance with GAAP.

         "Consolidated Current Liabilities" means all liabilities of the Borrower and its Subsidiaries which by their terms are payable within one year (but excluding all Consolidated Funded Indebtedness payable on demand or maturing not more than one year from the date of computation and the current portion of Indebtedness having a maturity date in excess of one year), all determined on a consolidated basis in accordance with GAAP.

         "Consolidated EBITDA" means, for any period, for the Borrower and its Subsidiaries, an amount equal to the sum of (a) Consolidated Net Income (net of up to $10,000,000 of nonrecurring gains not otherwise excluded in the calculation of Consolidated Net Income as used in this definition), (b) Consolidated Interest Charges, (c) the amount of taxes, based on or measured by income, used or included in determining such Consolidated Net Income, (d) the amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, (e) the amount of nonrecurring expenses incurred after April 24, 2002 and during such period not to exceed $10,000,000, to the extent such net expenses are deducted in determining Consolidated Net Income, (f) up to $5,000,000 of net non-recurring expenses incurred during such period in connection with (but not after) the consummation of the Lehigh Acquisition, to the extent such net expenses are deducted during such period in determining Consolidated Net Income, (g) up to $7,000,000 of net non-recurring expenses incurred during such period in connection with (but not after) the consummation of the Loew-Cornell Acquisition, to the extent such net expenses are deducted during such period in determining Consolidated Net Income, (h) non-cash compensation expenses related to the issuance or vesting, or lapsing of restrictions with respect to the exercise, of restricted stock or stock options to employees of the Borrower to the extent such expenses are deducted during such period in determining Consolidated Net Income, and (i) any loss (or minus any income, except to the extent any distributions are actually made) relating to minority interests of the Bicycle Companies held by stockholders other than the Borrower and its Subsidiaries included in calculating Consolidated Net Income, all determined on a consolidated basis in accordance with GAAP, subject (in connection with the calculation of the Senior Leverage Ratio and the Total Leverage Ratio only) to Acquisition Adjustments.

         "Consolidated Fixed Charges" means, with respect to the Borrower and its Subsidiaries for any Four-Quarter Period ending on the date of computation thereof, the sum of, without duplication, (i) Consolidated Interest Charges, and
(ii) scheduled payments of Consolidated Funded Indebtedness (including without limitation Consolidated Funded Indebtedness consisting of the Tilia Seller Note, but excluding the amortization payments of Term Loan B scheduled for

September 30, 2007, December 31, 2007, March 31, 2008 or the Stated Term Loan B Maturity Date), all determined on a consolidated basis in accordance with GAAP.

         "Consolidated Funded Indebtedness" means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, the sum of, without duplication, (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, including without limitation all direct or Contingent Obligations of such Person arising under letters of credit (including standby and commercial), bankers' acceptances, bank guaranties, surety bonds and similar instruments, (b) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business), (c) Attributable Indebtedness in respect of Capital Leases and Synthetic Lease Obligations, and
(d) without duplication, all Contingent Obligations with respect to Indebtedness of the types specified in subsections (a), (b) and (c) above of Persons other than the Borrower or any Subsidiary, all of (a), (b), (c) and (d) above determined on a consolidated basis (as consolidated basis is determined in accordance with GAAP). For all purposes hereof, the Consolidated Funded Indebtedness of the Borrower or any Subsidiary shall include the foregoing Indebtedness in (a), (b), (c) and (d) above of any partnership or joint venture (other than a joint venture that is itself a corporation or a limited liability company) in which the Borrower or any Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Borrower or such Subsidiary.

         "Consolidated Interest Charges" means, for any period, for the Borrower and its Subsidiaries, the sum of, without duplication, (a) all interest, premium payments, commissions, fees, charges and related expenses of the Borrower and its Subsidiaries in connection with Indebtedness (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, (b) the portion of rent expense of the Borrower and its Subsidiaries with respect to such period under Capital Leases that is treated as interest in accordance with GAAP and (c) the amount of payments in respect of Synthetic Lease Obligations that are in the nature of interest, all of (a), (b) and (c) above determined on a consolidated basis (as consolidated basis is determined in accordance with GAAP).

         "Consolidated Net Income" means, for any period, for the Borrower and its Subsidiaries, the net income of the Borrower and its Subsidiaries from continuing operations without giving effect to extraordinary net gains (except for the purpose of determining Consolidated Net Income as used in the computation of Excess Cash Flow and the computation set forth in Section 7.13(a)) or extraordinary net losses, but excluding from the determination of such net income (except for the purpose of determining Consolidated Net Income as used in the computation set forth in Section 7.13(a)) gains or losses from Dispositions of assets (other than in the ordinary course of business) whether or not extraordinary for that period, all determined on a consolidated basis in accordance with GAAP.

         "Consolidated Net Worth" means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, Stockholders' Equity of the Borrower and its Subsidiaries on that date.

         "Consolidated Security Instrument Amendment" means that certain Consolidated Amendment to Guaranty, Security and Pledge Agreements dated as of September 2, 2003, as from time to time amended, modified, amended and restated or replaced.

         "Consolidated Senior Indebtedness" means, as of any date on which the amount thereof is to be determined, the aggregate principal amount of all Consolidated Funded Indebtedness outstanding as of such date minus, to the extent otherwise included in Consolidated Funded Indebtedness, the aggregate principal amount of all Subordinated Indebtedness outstanding as of such date.

         "Consolidated Total Assets" means, as of any date on which the amount thereof is to be determined, the net book value of all assets of the Borrower and its Subsidiaries as determined on a consolidated basis in accordance with GAAP.

         "Consolidated Working Capital" means, as of any date on which the amount thereof is to be determined, the excess of Consolidated Current Assets over Consolidated Current Liabilities.

         "Contingent Obligation" means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guarantying or having the economic effect of guarantying any Indebtedness or other obligation payable or performable by another Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring or holding harmless in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guarantying Person in good faith.

         "Continuation" and "Continue" mean, with respect to any Eurodollar Rate Loan, the continuation of such Eurodollar Rate Loan as a Eurodollar Rate Loan on the last day of the Interest Period for such Loan.

         "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "Conversion" and "Convert" mean the conversion of a Loan from one Type to another Type.

         "Cost of Acquisition" means, with respect to any Acquisition, as at the date of entering into any agreement therefor, the sum of the following (without duplication): (i) the value of the capital stock, warrants or options to acquire capital stock of the Borrower or any Subsidiary to be transferred in connection therewith, (ii) the amount of any cash and fair market value of other property (excluding property described in clause (i) and the unpaid principal amount of any debt instrument) given as consideration, (iii) the amount (determined by using the face amount or the amount payable at maturity, whichever is greater) of any Indebtedness incurred, assumed, acquired or repaid by the Borrower or any Subsidiary in connection with such Acquisition, (iv) all additional purchase price amounts in the form of earnouts and other contingent obligations that should be recorded on the balance sheet of the Borrower and its Subsidiaries in accordance with GAAP, (v) all amounts paid in respect of covenants not to compete, consulting agreements that should be recorded on financial statements of the Borrower and its Subsidiaries in accordance with GAAP, (vi) the aggregate fair market value of all other consideration given by the Borrower or any Subsidiary in connection with such Acquisition, and (vii) out-of-pocket transaction costs for the services and expenses of attorneys, accountants and other consultants incurred in effecting such transaction, and other similar transaction costs so incurred and capitalized in accordance with GAAP. For purposes of determining the Cost of Acquisition for any transaction, the capital stock of the Borrower shall be valued (I) in the case of capital stock that is then designated as a national market system security by the National Association of Securities Dealers, Inc. ("NASDAQ") or is listed on a national securities exchange, the average of the last reported bid and ask quotations or the last prices reported thereon, and (II) with respect to any other shares of capital stock, as determined by the Board of Directors of the Borrower and, if requested by the Administrative Agent, determined to be a reasonable valuation by the independent public accountants referred to in Section 6.01(a).

         "Credit Extension" means each of a Borrowing or an L/C Credit
Extension.

         "Debtor Relief Laws" means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States of America or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

         "Default" means any event or circumstance that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

         "Default Rate" means an interest rate equal to the Base Rate plus 2% per annum or, if lesser, the maximum rate permitted by applicable Laws; provided, however, that with respect to Eurodollar Rate Loans, until the end of the Interest Period during which the Default Rate is first applicable, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Margin) otherwise applicable to such Loan plus 2% per annum, and thereafter, the Base Rate plus 2% per annum, or in each case if lesser, the maximum rate permitted by applicable Laws.

         "Defaulting Lender" means, at any time of determination thereof, any Lender that has failed to fund any portion of the Revolving Loans, the Term Loans, participations in L/C Obligations or participations in Swing Line Loans required to be funded by it hereunder, except to the extent that any such failure to fund is based on a good-faith dispute about such Lender's obligation so to fund, of which dispute the Administrative Agent has been informed in writing in reasonable detail.

         "Designated L/C Issuer" means, at any time, any Revolving Lender then designated by the Borrower pursuant to Section 2.04(l) to issue Letters of Credit.

         "Designated L/C Issuer Amount" means the maximum face amount of Letters of Credit to be issued by the Designated L/C Issuer (on the terms and conditions in this Agreement) and other L/C Obligations to be incurred in respect of such Letters of Credit, which shall be the lesser of the amount set forth in the notice with respect to such Designated L/C Issuer provided by the Borrower pursuant to Section 2.04(l) and the Letter of Credit Sublimit.

         "Direct Foreign Subsidiary" means a Subsidiary other than a Domestic Subsidiary a majority of whose Voting Securities, or a majority of whose Subsidiary Securities, are owned by the Borrower or a Domestic Subsidiary.

         "Disposition" or "Dispose" means the sale, transfer, license or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

         "Dollar" and "$" means lawful money of the United States of America.

         "Domestic Subsidiary" means any Subsidiary of the Borrower organized under the laws of the United States of America, any state or territory thereof or the District of Columbia.

         "Effective Date" has the meaning specified in Section 4.01.

         "Eligible Assignee" has the meaning specified in Section 10.07(g).

         "Eligible Securities" means the following obligations and any other obligations approved prior to their incurrence in writing by the Administrative
Agent:

                  (i) Government Securities;

                  (ii) obligations of any corporation organized under the laws of any state of the United States of America or under the laws of any other nation, payable in the United States of America, expressed to mature not later than 92 days following the date of issuance thereof and rated in an investment grade rating category by S&P and Moody's;

                  (iii) interest bearing demand or time deposits issued by any Lender or certificates of deposit maturing within one year from the date of issuance thereof and issued by a bank or trust company organized under the laws of the United States or of any state thereof having capital surplus and undivided profits aggregating at least $400,000,000 and being rated "A" or better by S&P or "A" or better by Moody's; and

                  (iv) Repurchase Agreements.

         "Environmental Laws" means all Laws relating to environmental matters applicable to any property.

         "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any of its Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials,
(d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

         "Equity Securities" means, with respect to any Person at any time, equity securities issued by such Person, including without limitation any security not constituting Indebtedness exchangeable, exercisable or convertible for or into equity securities of such Person both at the time of issuance of such equity security and at the time of each such exchange, exercise or conversion which results in the receipt of Net Proceeds therefrom by such Person.

         "ERISA" means the Employee Retirement Income Security Act of 1974 and all regulations issued pursuant thereto.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

         "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

         "Eurodollar Rate" means for any Interest Period with respect to any Eurodollar Rate Loan, a rate per annum determined by Administrative Agent pursuant to the following formula:

                                  Interbank Offered Rate
         Eurodollar Rate =  --------------------------------------
                             1.00 - Eurodollar Reserve Percentage

         Where "Interbank Offered Rate" means, for such Interest Period:

                  (i) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on page 3750 of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

                  (ii) if the rate referenced in the preceding subsection (i) does not appear on such page or service or such page or service shall not be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

                  (iii) if the rates referenced in the preceding subsections (i) and (ii) are not available, the rate per annum determined by the Administrative Agent as the rate of interest at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, Continued or Converted by CIBC in its capacity as a Lender and with a term equivalent to such Interest Period that would be offered to CIBC in the London interbank eurodollar market at its request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period.

         The determination of the Eurodollar Rate by the Administrative Agent shall be conclusive in the absence of manifest error.

         "Eurodollar Rate Loan" means a Loan (including a Segment) bearing interest or to bear interest at the Eurodollar Rate.

         "Eurodollar Rate Segment" means a Segment bearing interest or to bear interest at the Eurodollar Rate.

         "Eurodollar Reserve Percentage" means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, carried out to five decimal places) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"). The Eurodollar Rate for each outstanding Eurodollar Rate Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage. The determination of the Eurodollar Reserve Percentage by the Administrative Agent shall be conclusive in the absence of manifest error.

         "Event of Default" means any of the events or circumstances specified in Article VIII.

         "Excess Cash Flow" means, with respect to the Borrower and its Subsidiaries for any fiscal year, the difference of (i) Consolidated EBITDA for such period (including therein any net gain or loss, as applicable, of an extraordinary nature otherwise excluded from the calculation thereof in the definition of "Consolidated Net Income"), minus (ii) the sum of (A) the change in Consolidated Working Capital as at the end of such fiscal year; provided the positive change in Consolidated Working Capital shall not exceed $10,000,000 for any fiscal year; plus (B) Capital Expenditures for such period plus (C) Consolidated Fixed Charges for such period plus (D) taxes paid in cash during such period plus (E) the aggregate amount of any optional prepayments made by the Borrower pursuant to Section 2.06 hereof during such period, the aggregate amount of prepayments made in connection with required reductions of the Aggregate Revolving Credit Commitment during such period and the aggregate amount of required repayments of principal of the Term Loans during such period.

         "Existing Agreement" has the meaning given thereto in the preamble to this Agreement.

         "Existing Term Loan B" means the Term Loan made pursuant to the Existing Term Loan B Facility in accordance with Section 2.01(b).

         "Existing Term Loan B Facility" means the facility described in Section 2.01(b) providing for a Term Loan to the Borrower by the Existing Term Loan B Lenders on September 2, 2003 in an initial aggregate principal amount of $150,000,000.

         "Existing Term Loan B Lender" means each Lender that has a portion of the Existing Term Loan B outstanding under the Existing Term Loan B Facility

         "Facility" means any one or more, as the context may require, of the Revolving Credit Facility, the Term Loan A Facility and the Term Loan B Facility.

         "Factoring Agreement" means an agreement by and between the Borrower or a Subsidiary and a Factoring Company pursuant to which the Borrower or such Subsidiary shall sell, transfer and assign its rights, title and interests in certain accounts receivable, specifically identified therein, to a Factoring Company, a copy of which has been provided to the Administrative Agent prior to its execution and delivery by all parties thereto and the terms of which are acceptable to the Administrative Agent in form and substance in its reasonable discretion.

         "Factoring Company" means that certain Person party to any Factoring Agreement to whom the Borrower or a Subsidiary sells, transfers and assigns its right, title and interests in certain accounts receivable pursuant to the terms of such Factoring Agreement.

         "Federal Funds Rate" means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to CIBC on such day on such transactions as determined by the Administrative Agent.

         "Fixed Charge Ratio" means, with respect to the Borrower and its Subsidiaries for any Four-Quarter Period ending on the date of computation thereof, the ratio of (i) Consolidated EBITDA minus (without duplication) Capital Expenditures minus (without duplication) taxes paid in cash for such period to (ii) Consolidated Fixed Charges for such period.

         "Foreign Lender" has the meaning specified in Section 10.15(a).

         "Four-Quarter Period" means a period of four full consecutive fiscal quarters of the Borrower and its Subsidiaries, taken together as one accounting period.

         "FRB" means the Board of Governors of the Federal Reserve System of the United States of America.

         "Fund" has the meaning specified in Section 10.07(g).

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession, that are applicable to the circumstances as of the date of determination, consistently applied with respect to accounting principles.

         "Gaming Authority" means any Governmental Authority that holds regulatory, licensing or permit authority with respect to gaming matters within its jurisdiction.

         "Gaming Authorizations" means any and all permits, licenses, findings of suitability, authorizations, approvals, plans, directives, consent orders or consent decrees of or from any federal, state or local court, or any Governmental Authority (including any Gaming Authority) required by any Gaming Authority or under any Gaming Law.

         "Gaming Laws" means all statutes, rules, regulations, ordinances, codes, administrative or judicial orders or decrees or other laws pursuant to which any Gaming Authority possesses regulatory, licensing or permit authority over gaming activities conducted by the Borrower or any of its Subsidiaries within its jurisdiction.

         "Government Securities" means direct obligations of, or obligations the timely payment of principal and interest on which are fully and unconditionally guaranteed by, the United States of America.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, and any corporation or other entity (other than one performing solely a commercial function) owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing, including any Gaming Authority.

         "Guarantors" means, collectively or individually as the context may indicate, each of the Domestic Subsidiaries of the Borrower at the Effective Date (after giving effect to the Bicycle Acquisition) and each other Person who becomes a party to the Guaranty (including by execution of a Guaranty Joinder Agreement).

         "Guaranty" means that certain Guaranty Agreement dated as of April 24, 2002 among the Guarantors and the Administrative Agent substantially in the form of Exhibit F, as (i) amended by the Consolidated Security Instrument Amendment,
(ii) supplemented from time to time by the execution and delivery of Guaranty Joinder Agreements pursuant to Section 4.01 or 6.14 or otherwise, and (iii) from time to time the same may be otherwise supplemented or amended, modified, amended and restated or replaced.

         "Guaranty Joinder Agreement" means each Guaranty Joinder Agreement, substantially in the form thereof attached to the Guaranty, executed and delivered by a Guarantor to the Administrative Agent pursuant to Section 4.01 or
6.14 or otherwise, in each case as amended, modified, supplemented, amended and restated or replaced.

         "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature, the generation, handling, storage, transportation, disposal, treatment, release, discharge or emission of which is subject to any Environmental Law.

         "Honor Date" has the meaning set forth in Section 2.04(c)(i).

         "Immaterial Subsidiary" means any Domestic Subsidiary (but in all cases excluding the Lehigh Companies) that (i) has not become a party to a Guaranty or any Security Instrument (ii) has total assets (including equity interests in other Subsidiaries) of less than 1% of total domestic assets of the Borrower and its Subsidiaries and, when aggregated with the assets of all other Subsidiaries previously or substantially simultaneously to be designated "Immaterial Subsidiaries," of less than 5% of total domestic assets of the Borrower and its Subsidiaries (calculated as of the most recent fiscal period with respect to which the Administrative Agent shall have received financial statements required to be delivered pursuant to Sections 6.01(a) or (b)), and (iii) has revenues of less than 1% of the total revenues (on a consolidated basis) of the Borrower and its Domestic Subsidiaries and, when aggregated with the revenues of all other Subsidiaries previously or substantially simultaneously to be designated "Immaterial Subsidiaries," of less than 5% of total revenues of the Borrower and its Domestic Subsidiaries (calculated as of the most recent fiscal period with respect to which the Administrative Agent shall have received financial statements required to be delivered pursuant to Sections 6.01(a) or (b)). In the event that either of the aggregate tests above are not met, the Borrower may identify those Subsidiaries that will continue to constitute Immaterial Subsidiaries after meeting all requirements of this definition.

         "Indebtedness" means, as to any Person at a particular time, all of the following without duplication, whether or not included as indebtedness or liabilities in accordance with GAAP:

                  (i) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

                  (ii) all direct or Contingent Obligations of such Person arising under letters of credit (including standby and commercial), bankers' acceptances, bank guaranties, surety bonds and similar instruments;

                  (iii) net obligations under any Swap Contract in an amount equal to the Swap Termination Value thereof;

                  (iv) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business);

                  (v) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

                  (vi) Capital Leases and Synthetic Lease Obligations; and

                  (vii) all Contingent Obligations of such Person in respect of any of the foregoing.

         For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any Capital Lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

         "Indemnified Liabilities" has the meaning set forth in Section 10.05.

         "Indemnitees" has the meaning set forth in Section 10.05.

         "Intellectual Property" means trademarks and service marks (whether registered or unregistered) and trade names; patents (including any continuations, continuations in part, renewals and applications for any of the foregoing); copyrights (including any registrations and applications therefor and whether registered or unregistered); computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, databases, including any and all collections of data, whether machine readable or otherwise (but excluding off-the-shelf software or software subject to shrink-wrap or click-wrap licenses); original works of authorship; mask works; technology; trade secrets, know how, proprietary processes, formulae, algorithms, models, user interfaces, inventions, discoveries, concepts, ideas, techniques, methods, source codes, object codes, methodologies and, with respect to all of the foregoing, related confidential data or information and any licenses of the foregoing; but excluding any limited copyright license or permission from authors, publishers or other parties to use material in the Borrower's or a Subsidiary's products that have no future payment obligations.

         "Interbank Offered Rate" has the meaning therefor set forth in the definition of Eurodollar Rate.

         "Interest Payment Date" means, (a) as to any Eurodollar Rate Loan, the last day of the relevant Interest Period, any date that such Loan is prepaid or Converted, in whole or in part, and the Revolving Credit Maturity Date, the Term Loan A Maturity Date or the Term Loan B Maturity Date, as applicable; provided, however, that if any Interest Period for a Eurodollar Rate Loan exceeds three months, interest shall also be paid on the Business Day which falls every three months after the beginning of such Interest Period; and (b) as to any Base Rate Loan or Swing Line Loan, the last Business Day of each March, June, September and December and the Revolving Credit Maturity Date, the Term Loan A Maturity Date or the Term Loan B Maturity Date, as applicable; provided, further, that interest accruing at the Default Rate shall be payable from time to time upon demand of the Administrative Agent.

         "Interest Period" means, for each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or on the date any Loan is Continued as or Converted into a Eurodollar Rate Loan, and ending, in each case, on the date which is one, two, three or six months thereafter, as selected by the Borrower in its Revolving Loan Notice or Term Loan Interest Rate Selection Notice, provided that:

                  (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

                  (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                  (iii) no Interest Period shall extend beyond the Stated Maturity Date or, with respect to any Segment of the Term Loan B, the Stated Term Loan B Maturity Date.

         "Intropack" means Intropack, a Korean corporation.

         "Intropack Agreement" means that certain Intellectual Property Assignment Agreement by and between Tilia International, Inc., Intropack, a Korean corporation, and Kyul Joo Lee, an individual, dated as of November 27, 2002, pursuant to which Tilia International, Inc., a Guarantor, has acquired, and will acquire, certain intellectual property useful in the business of the Borrower and its Subsidiaries.

         "Investment" means, as to any Person, any acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, guaranty of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment, but including subsequent amounts of Investments in the same Person at the time such amount is actually invested, whether pursuant to earnouts, working capital adjustments or other contractual obligations, or otherwise.

         "IP Security Agreement" means the Intellectual Property Security Agreement dated as of April 24, 2002 by the Borrower and one or more of the Guarantors to the Administrative Agent, as (i) amended by the Consolidated Security Instrument Amendment, (ii) supplemented from time to time by the execution and delivery of IP Security Joinder Agreements pursuant to Section
4.01 or 6.14 or otherwise, and (iii) otherwise supplemented or amended, modified, amended and restated or replaced.

         "IP Security Joinder Agreement" means each Intellectual Property Security Joinder Agreement, substantially in the form thereof attached to the IP Security Agreement, executed and delivered by a Guarantor or any other Person to the Administrative Agent pursuant to Section 4.01 or 6.14 or otherwise, in each case as amended, modified, supplemented, amended and restated or replaced.

         "IRS" means the United States Internal Revenue Service and any successor governmental agency performing a similar function.

         "Joinder Agreements" means, collectively, Guaranty Joinder Agreements, the Pledge Joinder Agreements, the IP Security Joinder Agreements and the Security Joinder Agreements.

         "Laws" means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

         "L/C Advance" means, with respect to each Revolving Lender, such Revolving Lender's funding of its participation in any L/C Borrowing in accordance with its Pro Rata Revolving Share as set forth in Section 2.04(c).

         "L/C Borrowing" means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing.

         "L/C Credit Extension" means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof.

         "L/C Issuer" means each of CIBC with respect to standby letters of credit, Citibank, N.A. with respect to commercial letters of credit, Bank of America, N.A. with respect to any Letters of Credit issued prior to April 1, 2004, and (upon designation pursuant to Section 2.04(l)) the Designated L/C Issuer, each in their capacity as issuers of Letters of Credit hereunder, or any successor to any of them as an issuer of Letters of Credit hereunder.

         "L/C Obligations" means, as at any date of determination, the aggregate undrawn face amount of all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings.

         "Lehigh" means Lehigh Consumer Products Corporation, a Pennsylvania corporation.

         "Lehigh Acquisition" means the Acquisition by the Borrower and one or more of its Subsidiaries of the Lehigh Companies in accordance with the terms of the Lehigh Acquisition Documents.

         "Lehigh Acquisition Documents" means, individually or collectively as the context may indicate, (i) the Lehigh Stock Purchase Agreement, (ii) each document relating to the assumption of any Indebtedness and repayment and cancellation of any Indebtedness in connection with the Lehigh Acquisition, and
(iii) each other material transaction document entered into or delivered by the Borrower, one or more Subsidiaries of the Borrower, the Lehigh Seller and the Lehigh Companies, or any of them, related to or in connection with the Lehigh Acquisition.

         "Lehigh Companies" means Lehigh and its Subsidiary to be acquired by the Borrower or one or more of its Subsidiaries in the Lehigh Acquisition, and including any Subsidiaries of the Borrower not historically a Subsidiary of Lehigh but created or acquired in order to consummate the Lehigh Acquisition, the legal name and jurisdiction of formation of which Persons are set forth on
Schedule 1.02(b) hereto.

         "Lehigh Earn-Out" means the obligation of the Borrower or any of its Subsidiaries or Affiliates to pay, after the initial closing of the Lehigh Acquisition, any amount in the form or nature of post-closing contingent consideration to the Lehigh Seller (or any of their respective assignees), pursuant to Section 2.2 of the Lehigh Stock Purchase Agreement or any other provision of any Lehigh Acquisition Document.

         "Lehigh Seller" means American Manufacturing Company, Inc.

         "Lehigh Stock Purchase Agreement" means that certain Stock Purchase Agreement dated as of August 15, 2003, by and among Lehigh American Company, Inc. and the Borrower, including all exhibits and schedules thereto.

         "Lender" has the meaning specified in the introductory paragraph hereto and, as the context requires, includes the L/C Issuer and the Swing Line Lender.

         "Lending Office" means, as to any Lender, the office or offices of such Lender described as such on Schedule 10.02, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

         "Letter of Credit" means any letter of credit issued hereunder. A Letter of Credit may be a commercial letter of credit or a standby letter of credit.

         "Letter of Credit Application" means the request for the issuance or amendment of a letter of credit, substantially in the form of Exhibit H.

         "Letter of Credit Expiration Date" means the day that is seven days prior to the Stated Maturity Date (or, if such day is not a Business Day, the next preceding Business Day).

         "Letter of Credit Fee" has the meaning specified in Section 2.04(i).

         "Letter of Credit Sublimit" means an amount equal to the lesser of the Aggregate Revolving Credit Commitments and $40,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Revolving Credit Commitments.

         "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable Laws of any jurisdiction) of or in property securing any obligation to, or a claim by a Person other than the owner of such property, whether statutory, by contract or otherwise, including the interest of a purchaser of accounts receivable.

         "Loan" means an extension of credit by a Lender to the Borrower under
Article II in the form of a Revolving Loan, a Term Loan or a Swing Line Loan, including any Segment.

         "Loan Documents" means this Agreement, each Note, the Guaranty (including the Guaranty Joinder Agreements), each Security Instrument, the Agent/Arranger Fee Letter, each Revolving Loan Notice, Term Loan Interest Rate Selection Notice, each Letter of Credit Application and each Compliance Certificate, and all other instruments and documents heretofore or hereafter executed or delivered to or in favor of any Lender or the Administrative Agent in connection with the Loans made and transactions contemplated by this Agreement.

         "Loan Parties" means, collectively, the Borrower, each Guarantor and each other Person providing Collateral pursuant to any Security Instrument.

         "Loew-Cornell Acquisition" means the Acquisition by Jarden Acquisition I, Inc., a wholly owned subsidiary of the Borrower, of all of the capital stock of Loew-Cornell, Inc., a New Jersey corporation, pursuant to the terms of that Stock Purchase Agreement dated as of March 18, 2004, by and among the Borrower, Jarden Acquisition I, Inc. and the sellers party thereto.

         "Loew-Cornell Earn-Out" means the obligation of the Borrower or any of its Subsidiaries or Affiliates to pay, after the initial closing of the Loew-Cornell Acquisition, any amount in the form or nature of post-closing contingent consideration pursuant to Section 2.3 of that certain that Stock Purchase Agreement dated as of March 18, 2004, by and among the Borrower, Jarden Acquisition I, Inc. and the sellers party thereto.

         "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, assets, properties, condition (financial or otherwise), liabilities (actual or contingent) or prospects of the Borrower and its Subsidiaries taken as a whole (including after giving effect to each Permitted Acquisition); (b) a material impairment of (i) the ability of the Borrower or the Loan Parties as a whole to pay or perform the obligations under the Loan Document to which they are a party, or (ii) the ability of any party to any of the Transaction Documents to pay or perform its obligations thereunder; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability (i) against any Loan Party of any Loan Document to which it is a party, or (ii) against any party to any Transaction Document of such Transaction Document.

         "Maximum Increase Amount" means $100,000,000.

         "Moody's" means Moody's Investors Service, Inc. and any successor thereto.

         "Multiemployer Plan" means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding three calendar years, has made or been obligated to make contributions.

         "Net Proceeds" means:

                  (i) with respect to any Disposition by the Borrower or any Subsidiary, the excess, if any, of (i) the sum of cash and cash equivalents received in connection with such Disposition (including any cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by such asset and that is required to be repaid in connection with such Disposition (other than Indebtedness under the Loan Documents), (B) the out-of-pocket expenses incurred by the Borrower or any Subsidiary in connection with such Disposition and
         (C) all taxes required to be paid or accrued as a result of any gain recognized in connection therewith;

                  (ii) with respect to any public or private offering of any security, cash payments received by the Borrower or any Subsidiary therefrom as and when received, net of all legal, accounting, banking and underwriting fees and expenses, commissions, discounts and other issuance expenses incurred in connection therewith and all taxes required to be paid or accrued as a consequence of such issuance; and

                  (iii) with respect to proceeds of insurance carried on Collateral pursuant to this Credit Agreement and the Security Agreement and the other Loan Documents, cash insurance payments received by the Borrower or any Subsidiary as and when received, net of all direct out of pocket costs and expenses incurred in the collection of claims, together with any taxes required to be paid or accrued as a consequence of the receipt of such insurance proceeds.

         "Non-Material Domain Names" has the meaning set forth in the Consolidated Security Instrument Amendment.

         "Non-Material Trademarks" has the meaning set forth in the Consolidated Security Instrument Amendment.

         "Notes" means, collectively, the Revolving Loan Notes, the Term Loan Notes and the Swing Line Note.

         "Obligations" means all advances to, and debts, liabilities, obligations, covenants and duties of the Borrower arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest that accrues after the commencement by or against the Borrower or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding.

         "Off-Balance Sheet Liabilities" means, with respect to any Person as of any date of determination thereof, without duplication and to the extent not included as a liability on the consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP: (a) with respect to any asset securitization transaction (including any accounts receivable purchase facility)
(i) the unrecovered investment of purchasers or transferees of assets so transferred and (ii) any other payment, recourse, repurchase, hold harmless, indemnity or similar obligation of such Person or any of its Subsidiaries in respect of assets transferred or payments made in respect thereof, other than limited recourse provisions that are customary for transactions of such type and that neither (x) have the effect of limiting the loss or credit risk of such purchasers or transferees with respect to payment or performance by the obligors of the assets so transferred nor (y) impair the characterization of the transaction as a true sale under applicable Laws (including Debtor Relief Laws);
(b) the monetary obligations under any financing lease or so-called "synthetic," tax retention or off-balance sheet lease transaction which, upon the application of any Debtor Relief Law to such Person or any of its Subsidiaries, would be characterized as indebtedness; (c) the monetary obligations under any sale and leaseback transaction which does not create a liability on the consolidated balance sheet of such Person and its Subsidiaries; or (d) any other monetary obligation arising with respect to any other transaction which (i) upon the application of any Debtor Relief Law to such Person or any of its Subsidiaries, would be characterized as indebtedness or (ii) is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheet of such Person and its Subsidiaries (for purposes of this clause (d), any transaction structured to provide tax deductibility as interest expense of any dividend, coupon or other periodic payment will be deemed to be the functional equivalent of a borrowing).

         "Organization Documents" means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws; (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation with the secretary of state or other department in the state of its formation and all certificates and articles issued thereto by such secretary of state or other department, in each case as amended from time to time.

         "Organizational Action" means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, any corporate, organizational or partnership action (including any required shareholder, member or partner action), or other similar official action, as applicable, taken by such entity.

         "Other Taxes" has the meaning therefor set forth in Section 3.01(b).

         "Outstanding Amount" means (i) with respect to any Term Loan on any date, the aggregate outstanding principal amount thereof after giving effect to the Borrowing of such Term Loan (whether on April 24, 2002, September 2, 2003 or at another time) and any prepayments or repayments of such Term Loan (or any Segment) occurring on such date, (ii) with respect to Revolving Loans and Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Revolving Loans and Swing Line Loans, as the case may be, occurring on such date; and (iii) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes to the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

         "Participant" has the meaning specified in Section 10.07(d).

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "Pension Plan" means any "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.

         "Permitted Acquisition" means the Tilia Acquisition and any Acquisition that is permitted by the terms of Section 7.14, including the Lehigh Acquisition and the Bicycle Acquisition.

         "Permitted Acquisition Documents" means, individually or collectively as the context may indicate, with respect to any Permitted Acquisition, (i) an acquisition agreement, sale agreement or other similar agreement evidencing the obligations of the parties to enter into such Acquisition transaction, and (ii) any other material transaction document relating to such Acquisition.

         "Permitted Acquisition Earn-Out" means the obligation of the Borrower or any of its Subsidiaries or Affiliates to pay, after the initial closing of any Permitted Acquisition, any amount in the form or nature of post-closing contingent consideration to any seller under such Acquisition transaction (or any of its assignees), pursuant to any provision of the respective Permitted Acquisition Documents, including the Loew-Cornell Earn-Out, the Tilia Earn-Out, the Lehigh Earn-Out and the Bicycle Earn-Out.

         "Permitted Business" means any business in which (a) the Borrower and its Subsidiaries, or (b) the Bicycle Companies were engaged on the Effective Date, or any other business in the consumer products industry, including without limitation food products, and any business reasonably related or complementary thereto.

         "Permitted Liens" has the meaning set forth in Section 7.01.

         "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "Plan" means any "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) established by the Borrower or any ERISA Affiliate.

         "Pledge Agreement" means that certain Securities Pledge Agreement dated as of April 24, 2002 among the Borrower, certain Guarantors and the Administrative Agent, as (i) amended by the Consolidated Security Instrument Amendment, (ii) supplemented from time to time by the execution and delivery of Pledge Joinder Agreements pursuant to Section 4.01 or 6.14 or otherwise, and
(iii) otherwise supplemented (including by Pledge Agreement Supplement) or amended, modified, amended and restated or replaced.

         "Pledge Agreement Supplement" means the Pledge Agreement Supplement in the form affixed as an exhibit to the Pledge Agreement.

         "Pledged Interests" means (a) with respect to Direct Foreign Subsidiaries, 65% of the Voting Securities (or if the Borrower and its Subsidiaries shall own less than 65%, then all of the Voting Securities owned by them), and 100% of all other Subsidiary Securities, of each Direct Foreign Subsidiary, and (b) with respect to Domestic Subsidiaries, all of the Subsidiary Securities of each Domestic Subsidiary.

         "Pledge Joinder Agreement" means each Pledge Joinder Agreement, substantially in the form thereof attached to the Pledge Agreement, executed and delivered by a Guarantor to the Administrative Agent pursuant to Section 4.01 or
6.14 or otherwise, in each case as amended, modified, supplemented, amended and restated or replaced.

         "Post-Closing Agreement" has the meaning set forth in Section 4.01(a).

         "Prior Loan Documents" has the meaning given thereto in the preamble to this Agreement.

         "Pro Rata Add-On Term B Share" means, with respect to each Add-On Term Loan B Lender at any time, the percentage (carried out to the ninth decimal place) of the principal amount of the Add-On Term Loan B funded (including fundings pursuant to Section 2.15) or committed to be funded, or both, by such Add-On Term Loan B Lender as of the date of measurement thereof, after giving effect to any subsequent assignments made pursuant to Section 10.07.

         "Pro Rata Existing Term B Share" means, with respect to each Existing Term Loan B Lender at any time, the percentage (carried out to the ninth decimal place) of the principal amount of the Existing Term Loan B funded (including fundings pursuant to Section 2.15) or committed to be funded, or both, by such Existing Term Loan B Lender as of the date of measurement thereof, after giving effect to any subsequent assignments made pursuant to Section 10.07, pursuant to which such Existing Term Loan B Lender becomes a party hereto, as applicable.

         "Pro Rata Revolving Share" means, with respect to each Revolving Lender at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Revolving Credit Commitment of such Revolving Lender at such time and the denominator of which is the amount of the Aggregate Revolving Credit Commitments at such time; provided that if the Aggregate Revolving Credit Commitments have been terminated at such time, then the Pro Rata Revolving Share of each Revolving Lender shall be (x) with respect to the distribution of payments to such Revolving Lender, the percentage (carried out to the ninth decimal place) of the aggregate Outstanding Amount that is held by such Revolving Lender (with the aggregate amount of each Revolving Lender's funded participations in L/C Obligations and Swing Line Loans being deemed "held" by such Revolving Lender for this purpose), and (y) for all other purposes, determined based on the Pro Rata Revolving Share of such Revolving Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to Section 10.07, pursuant to which such Revolving Lender becomes a party hereto, as applicable.

         "Pro Rata Term A Share" means, with respect to each Term Loan A Lender, the percentage (carried out to the ninth decimal place) of the principal amount of the Term Loan A funded (including fundings pursuant to Section 2.15) by such Term Loan A Lender as of the date of measurement thereof, after giving effect to any subsequent assignments made pursuant to Section 10.07, pursuant to which such Term Loan A Lender becomes a party hereto, as applicable.

         "Pro Rata Term B Share" means, with respect to each Term Loan B Lender at any time, the percentage (carried out to the ninth decimal place) of (x) the sum of (i) the Outstanding Amount of such Term Loan B Lender's Existing Term Loan B plus (ii) the Outstanding Amount of such Term B Lender's Add-On Term Loan B, divided by (y) the sum of (i) the aggregate Outstanding Amount of the Existing Term Loan B plus (ii) the aggregate Outstanding Amount of the Add-On Term Loan B.

         "Quarterly Fee Calculation Date" shall mean the last Business Day of each March, June, September and December.

         "Quarterly Fee Payment Date" means, with respect to any Quarterly Fee Calculation Date, the date that is five (5) days after such Quarterly Fee Calculation Date.

         "Register" has the meaning set forth in Section 10.07(c).

         "Related Swap Contract" means all Swap Contracts which are entered into or maintained with a Lender or Affiliate of a Lender in connection with Indebtedness of the Borrower arising under the Loan Documents or the Subordinated Indenture and which are not prohibited by the express terms of the Loan Documents.

         "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

         "Repurchase Agreement" means a repurchase agreement entered into with
(i) any financial institution whose debt obligations are rated "A" by either of S&P or Moody's or whose commercial paper is rated "A-1" by S&P or "P-1" by Moody's, or (ii) any Lender.

         "Required Gaming Change" has the meaning specified in Section 10.01.

         "Required Lenders" means, as of any date of determination, Lenders having more than 50% of the Aggregate Commitments or, at any time after the Aggregate Revolving Credit Commitments have been terminated, Lenders holding in the aggregate more than 50% of the Total Outstandings (with the aggregate amount of each Revolving Lender's risk participations and funded participations in L/C Obligations and Swing Line Loans being deemed "held" by such Revolving Lender for purposes of this definition); provided that the portion of the Aggregate Commitments of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

         "Required Revolving Lenders" means, as of any date of determination, Revolving Lenders with Revolving Credit Commitments that total more than 50% of the Aggregate Revolving Credit Commitments or, at any time after the Aggregate Revolving Credit Commitments have been terminated, Revolving Lenders holding in the aggregate more than 50% of the Outstanding Amount of the Revolving Loans (with the aggregate amount of each Revolving Lender's risk participations and funded participations in L/C Obligations and Swing Line Loans being deemed "held" by such Revolving Lender for purposes of this definition); provided that the portion of the Aggregate Revolving Credit Commitments of, and the portion of the Outstanding Amount of the Revolving Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Lenders.

         "Required Term Loan A Lenders" means, as of any date of determination, Term Loan A Lenders having more than 50% of the Outstanding Amount of the Term Loan A; provided that the portion of the Outstanding Amount of the Term Loan A held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Term Loan A Lenders.

         "Required Term Loan B Lenders" means, as of any date of determination, Term Loan B Lenders whose Pro Rata Term B Shares of the Outstanding Amount of the Term Loan B total more than 50% of the aggregate Outstanding Amount of the Term Loan B; provided that the Outstanding Amount of the Term Loan B held or deemed held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Term Loan B Lenders.

         "Responsible Officer" means the chief executive officer, president, senior vice president, chief operating officer, vice president, chief financial officer or treasurer of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate and/or other action of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

         "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other equity interest of the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other equity interest or of any option, warrant or other right to acquire any such capital stock or other equity interest.

         "Revolving Borrowing" means a borrowing consisting of simultaneous Revolving Loans of the same Type and, as to Eurodollar Rate Loans, having the same Interest Period made by each of the Revolving Lenders pursuant to Section 2.02.

         "Revolving Credit Commitment" means, as to each Revolving Lender, its obligation to (a) make Revolving Loans to the Borrower pursuant to Section 2.02,
(b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Revolving Lender's name on Schedule 1.02(a), as such amount may be reduced or adjusted from time to time in accordance with this Agreement.

         "Revolving Credit Facility" means the facility described in Section
2.02 providing for Revolving Loans to the Borrower by the Revolving Lenders in the maximum aggregate principal amount at any time outstanding of $70,000,000, as reduced from time to time pursuant to the terms of this Agreement.

         "Revolving Credit Maturity Date" means (a) the Stated Maturity Date, or
(b) such earlier date upon which the Aggregate Revolving Credit Commitments may be terminated in accordance with the terms hereof.

         "Revolving Lender" means each Lender that has a Revolving Credit Commitment or, following termination of the Revolving Credit Commitments, has Revolving Loans outstanding or participations in an outstanding Letter of Credit or Swing Line Loan.

         "Revolving Loan" means a Base Rate Loan or a Eurodollar Rate Loan made to the Borrower by a Revolving Lender in accordance with its Pro Rata Revolving Share pursuant to Section 2.02, except as otherwise provided herein.

         "Revolving Loan Note" means a promissory note made by the Borrower in favor of a Revolving Lender evidencing Revolving Loans made by such Revolving Lender, substantially in the form of Exhibit C-2.

         "Revolving Loan Notice" means a notice of (a) a Revolving Borrowing,
(b) a Conversion of Revolving Loans, or (c) a Continuation of Revolving Loans as the same Type, pursuant to Section 2.03(a), which, if in writing, shall be substantially in the form of Exhibit A-1.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

         "Same Day Funds" means immediately available funds.

         "Secured Parties" means, collectively, with respect to each of the Security Instruments, the Administrative Agent, the Lenders and such other Persons for whose benefit the Lien thereunder is conferred, as therein provided.

         "Security Agreement" means the Security Agreement dated as of April 24, 2002 by the Borrower and one or more of the Guarantors to the Administrative Agent for the benefit of the Secured Parties, as (i) amended by the Consolidated Security Instrument Amendment, (ii) supplemented from time to time by the execution and delivery of Security Joinder Agreements pursuant to Section 4.01 or 6.14 or otherwise, and (iii) otherwise supplemented or amended, modified, amended and restated or replaced.

         "Security Instruments" means, collectively or individually as the context may indicate, the Pledge Agreement (including the Pledge Joinder Agreements and the Pledge Agreement Supplements), the Security Agreement (including the Security Joinder Agreements), the IP Security Agreement (including the IP Security Joinder Agreements), the Consolidated Security Instrument Amendment, and all other agreements (including control agreements), instruments and other documents, whether now existing or hereafter in effect, pursuant to which the Borrower or any Subsidiary or other Person shall grant or convey to the Administrative Agent or the Lenders a Lien in, or any other Person shall acknowledge any such Lien in, property as security for all or any portion of the Obligations, any other obligation under any Loan Document and any obligation or liability arising under any Related Swap Contract, as any of them may be amended, modified or supplemented from time to time.

         "Security Joinder Agreement" means each Security Joinder Agreement, substantially in the form thereof attached to the Security Agreement, executed and delivered by a Guarantor or any other Person to the Administrative Agent pursuant to Section 4.01 or 6.14 or otherwise, in each case as amended, modified, supplemented, amended and restated, or replaced.

         "Segment" means a portion of any Term Loan (or all thereof) with respect to which a particular interest rate is (or is proposed to be) applicable.

         "Senior Leverage Ratio" means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, the ratio of (a) Consolidated Senior Indebtedness as of such date to (b) Consolidated EBITDA for the Four-Quarter Period ending on or most recently ended prior to such date.

         "Solvent" means, when used with respect to any Person, that at the time of determination:

                  (i) the fair value of its assets (both at fair valuation and at present fair saleable value on an orderly basis) is in excess of the total amount of its liabilities, including Contingent Obligations; and

                  (ii) it is then able and expects to be able to pay its debts as they mature; and

                  (iii) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

         "Stated Maturity Date" means (x) with respect to the Term Loan A, April 24, 2007 and (y) with respect to Revolving Loans and Letters of Credit, April 24, 2008.

         "Stated Term Loan B Maturity Date" means April 24, 2008.

         "Stockholders' Equity" means, as of any date of determination for the Borrower and its Subsidiaries on a consolidated basis, stockholders' equity as of that date determined in accordance with GAAP.

         "Subordinated Indebtedness" means, without duplication, (i) all obligations of the Borrower and its Subsidiaries with respect to the Subordinated Notes as set forth therein and in the Subordinated Indenture, and
(ii) all obligations of the Borrower and its Subsidiaries with respect to the Tilia Seller Note as set forth therein.

         "Subordinated Indenture" means that certain Indenture dated as of April 24, 2002 between the Borrower and The Bank of New York, as Trustee, as amended from time to time in accordance with its terms and the terms of this Agreement.

         "Subordinated Notes" has the meaning given the term "Notes" in the Subordinated Indenture.

         "Subsidiary" of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of the Borrower.

         "Subsidiary Securities" means the shares of capital stock or the other equity interests issued by or equity participations in any Subsidiary, whether or not constituting a "security" under Article 8 of the Uniform Commercial Code as in effect in any jurisdiction.

         "Swap Contract" means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a "Master Agreement"), including any such obligations or liabilities under any Master Agreement.

         "Swap Termination Value" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Lender).

         "Swing Line" means the revolving credit facility made available by the Swing Line Lender pursuant to Section 2.05.

         "Swing Line Borrowing" means a borrowing of a Swing Line Loan pursuant to Section 2.05.

         "Swing Line Lender" means CIBC in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

         "Swing Line Loan" has the meaning specified in Section 2.05(a).

         "Swing Line Revolving Loan Notice" means a notice of a Swing Line Borrowing pursuant to Section 2.05(b), which, if in writing, shall be substantially in the form of Exhibit B.

         "Swing Line Note" means a promissory note made by the Borrower in favor of the Swing Line Lender evidencing Swing Line Loans made by such Lender, substantially in the form of Exhibit C-3.

         "Swing Line Sublimit" means an amount equal to the lesser of the Aggregate Revolving Credit Commitments and $10,000,000. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Revolving Credit Commitments.

         "Syndication Agent" means Citicorp North America, Inc., in its capacity as syndication agent under any of the Loan Documents, or any successor syndication agent.

         "Synthetic Lease Obligation" means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or
(b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

         "Taxes" has the meaning therefor set forth in Section 3.01(a).

         "Term Loan" or "Term Loans" means, individually or collectively as the context may indicate, each of the Term Loan A and Term Loan B, as the case may be.

         "Term Loan A" means the Term Loan made pursuant to the Term Loan A Facility, as described in Section 2.01(a).

         "Term Loan A Facility" means, subject to any increase pursuant to
Section 2.15, the facility described in Section 2.01(a) consisting of the term loan previously advanced to the Borrower by the Term Loan A Lenders, the original principal amount of $50,000,000, and the increased principal amount of $10,000,000.

         "Term Loan A Lender" means each Lender that has a portion of the Term Loan A outstanding under the Term Loan A Facility.

         "Term Loan A Maturity Date" means (a) the Stated Maturity Date, or (b) such earlier date upon which the Outstanding Amounts under the Term Loan A, including all accrued and unpaid interest, are either due and payable or are otherwise paid in full in accordance with the terms hereof.

         "Term Loan A Note" means a promissory note made by the Borrower in favor of a Term Loan A Lender evidencing the portion of the Term Loan A made by such Term Loan A Lender, substantially in the form of Exhibit C-1.

         "Term Loan B" means, collectively, the Existing Term Loan B and the Add-On Term Loan B.

         "Term Loan B Facility" means, subject to any increase pursuant to
Section 2.15, collectively, the Existing Term Loan B Facility and the Add-On Term Loan B Facility.

         "Term Loan B Lender" means each Existing Term Loan B Lender and Add-On Term Loan B Lender.

         "Term Loan B Maturity Date" means (a) the Stated Term Loan B Maturity Date, or (b) such earlier date upon which the Outstanding Amounts under the Term Loan B, including all accrued and unpaid interest, are either due and payable or are otherwise paid in full in accordance with the terms hereof.

         "Term Loan B Note" means a promissory note made by the Borrower in favor of a Term Loan B Lender evidencing the portion of the Term Loan B made by such Term Loan B Lender, substantially in the form of Exhibit C-4.

         "Term Loan Facilities" means the Term Loan A Facility and the Term Loan B Facility.

         "Term Loan Interest Rate Selection Notice" means the written notice delivered by a Responsible Officer of the Borrower in connection with the election of a subsequent Interest Period for any Eurodollar Rate Segment or the Conversion of any Eurodollar Rate Segment into a Base Rate Segment or the Conversion of any Base Rate Segment into a Eurodollar Rate Segment, substantially in the form of Exhibit A-2.

         "Term Loan Notes" means the Term Loan A Notes and the Term Loan B
Notes.

         "Threshold Amount" means $12,500,000.

         "Tilia Acquisition" means the Acquisition by Borrower and its Subsidiaries of all or substantially all of the assets of Tilia International, Inc., a Cooke Islands corporation, and its Subsidiaries in accordance with the terms of the Tilia Acquisition Documents.

         "Tilia Acquisition Documents" means, individually or collectively as the context may indicate, (i) the Tilia Asset Purchase Agreement, (ii) the Tilia Escrow Agreement, and (iii) each other document entered into or delivered by the Borrower and the Tilia Sellers, or any of them, related to or in connection with the Tilia Acquisition.

         "Tilia Asset Purchase Agreement" means that certain Asset Purchase Agreement dated as of March 28, 2002, by and among the Tilia Sellers, Andrew H. Schilling and the Borrower, including all exhibits and schedules thereto, as amended by Amendment No. 1 dated as of April 24, 2002.

         "Tilia Earn-Out" means the obligation of the Borrower or any of its Subsidiaries or Affiliates to pay, after the initial closing of the Tilia Acquisition, any amount in the form or nature of post-closing contingent consideration to the Tilia Sellers or Xeme Capital Corporation, a Cook Islands entity (or any of their respective assignees), pursuant to Section 3.2 of the Tilia Asset Purchase Agreement or any other provision of any Tilia Acquisition Document.

         "Tilia Escrow Agreement" means, individually or collectively as the context may indicate, such of the Long Term Escrow Agreement (as defined in the Tilia Asset Purchase Agreement) and the Sellers' Escrow Agreement (as defined in the Tilia Asset Purchase Agreement), each of which was executed in connection with, and attached as Exhibit B-2 and Exhibit B-1 respectively to, the Tilia Asset Purchase Agreement, as remains in effect.

         "Tilia Seller Note" means that certain promissory note by the Borrower in favor of Tilia International, Inc. dated as of April 24, 2002 in the aggregate initial principal amount of $5,000,000, which is due on April 24, 2004.

         "Tilia Sellers" means, collectively or individually as the context may indicate, Tilia International, Inc., a Cook Islands company, Tilia, Inc., a California company, and Tilia Canada, Inc., a Canadian company, or their successors, being the sellers of the Tilia business assets under the Tilia Acquisition Documents.

         "Total Leverage Ratio" means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, the ratio of (a) Consolidated Funded Indebtedness as of such date to (b) Consolidated EBITDA for the Four-Quarter Period ending on or most recently ended prior to such date.

         "Total Outstandings" means, at any date of determination thereof, the aggregate of the Outstanding Amount of (a) the Term Loan A, (b) the Term Loan B,
(c) Revolving Loans, (d) L/C Obligations and (e) Swing Line Loans.

         "Transaction Documents" means, individually or collectively as the context may indicate, all Permitted Acquisition Documents, including (i) the Tilia Acquisition Documents, (ii) the Lehigh Acquisition Documents, and (iii) the Bicycle Acquisition Documents.

         "Type" means with respect to a Revolving Loan, its character as a Base Rate Loan or a Eurodollar Rate Loan.

         "Unfunded Pension Liability" means the excess of a Pension Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

         "Unreimbursed Amount" has the meaning set forth in Section 2.04(c)(i).

         "Voting Securities" means shares of capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

         1.03 OTHER INTERPRETIVE PROVISIONS. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

         (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

         (b) (i) The words "herein" and "hereunder" and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.

             (ii) Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears.

             (iii) The term "including" is by way of example and not limitation.

             (iv) The term "documents" includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

         (c) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including;" the words "to" and "until" each mean "to but excluding;" and the word "through" means "to and including."

         (d) Each reference to "basis points" or "bps" shall be interpreted in accordance with the convention that 100 bps = 1.0%.

         (e) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

         1.04 ACCOUNTING TERMS. (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.

         (b) If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

         (c) With respect to any Acquisition consummated on or after September 2, 2003 or during any Four-Quarter Period that includes September 2, 2003 the following shall apply:

                  (i) Commencing on the first fiscal quarter end of the Borrower next following the date of each Acquisition, for each of the next four periods of four fiscal quarters of the Borrower, Consolidated EBITDA with respect to the Total Leverage Ratio and the Senior Leverage Ratio shall include the results of operations of the Person or assets so acquired on a historical pro forma basis, and which amounts may include such adjustments, including such adjustments as are permitted under Regulation S-X of the Securities and Exchange Commission, as in each case are reasonably satisfactory to the Administrative Agent;

                  (ii) Commencing on the first fiscal quarter end of the Borrower next following the date of each Acquisition, for each of the next four periods of four fiscal quarters of the Borrower, Consolidated Interest Charges as a component of Consolidated EBITDA with respect to the Total Leverage Ratio and the Senior Leverage Ratio shall include the results of operations of the Person or assets so acquired, which amounts shall be determined on a historical pro forma basis; provided, however, Consolidated Interest Expense shall be adjusted on a historical pro forma basis to (i) eliminate interest expense accrued during such period on any Indebtedness repaid in connection with such Acquisition and (ii) include interest expense on any Indebtedness (including Indebtedness hereunder) incurred, acquired or assumed in connection with such Acquisition ("Incremental Debt") calculated (A) as if all such Incremental Debt had been incurred as of the first day of such Four-Quarter Period and (B) at the following interest rates: (I) for all periods subsequent to the date of the Acquisition and for Incremental Debt assumed or acquired in the Acquisition and in effect prior to the date of Acquisition, at the actual rates of interest applicable thereto, and (II) for all periods prior to the actual incurrence of such Incremental Debt, equal to the rate of interest actually applicable to such Incremental Debt hereunder or under other financing documents applicable thereto as at the end of each affected period of such four fiscal quarters, as the case may be;

provided that, notwithstanding anything to the contrary set forth herein, (A) in making the Acquisition Adjustments described above, the Borrower may elect to exclude any adjustment to Consolidated EBITDA arising from any Acquisition having a Cost of Acquisition not in excess

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

of $35,000,000, and (B) for each business or entity acquired by the Borrower or its Subsidiaries that has not historically reported financial results on a quarterly or monthly basis (or such quarterly or monthly results are not available to the Borrower or its Subsidiaries) the Borrower shall provide its reasonable estimate as to the quarterly or monthly results based on available financial results and the books and records of the acquired business or entity for the purposes of providing any historical pro forma data required to be delivered pursuant to this Agreement, including such supplementary information pertaining thereto as the Administrative Agent may reasonably request.

         1.05 ROUNDING. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

         1.06 REFERENCES TO AGREEMENTS AND LAWS. Unless otherwise expressly provided herein, (a) references to agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and
(b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

                                   ARTICLE II

                      THE COMMITMENTS AND CREDIT EXTENSIONS

         2.01 TERM LOANS.

         (a) Term Loan A. The Borrower hereby acknowledges that each Term Loan A Lender has previously advanced its Pro Rata Term A Share of the Term Loan A in Dollars to the Borrower, whether on April 24, 2002 or on January 31, 2003, in an aggregate original principal amount of $60,000,000. As of the date of this Agreement, the aggregate Outstanding Amount of the Term Loan A is $47,664,113.70. The principal amount of each Segment of the Term Loan A outstanding hereunder from time to time shall bear interest and the Term Loan A shall be repayable as herein provided. No amount of the Term Loan A repaid or prepaid by the Borrower may be reborrowed hereunder, and (except as provided pursuant to Section 2.15) no additional Borrowing under the Term Loan A Facility shall be allowed or is contemplated by this Agreement.

         (b) Existing Term Loan B. The Borrower hereby acknowledges that each Existing Term Loan B Lender has previously advanced its Pro Rata Existing Term B Share of the Existing Term Loan B in Dollars to the Borrower on September 2, 2003 in an aggregate Original Amount of $150,000,000. As of the date of this Agreement, the aggregate Outstanding Amount of the Existing Term Loan B is $149,250,000. The principal amount of each Segment of the Existing Term Loan B outstanding hereunder from time to time shall bear interest and the Existing Term Loan B shall be repayable as herein provided. No amount of the Existing Term Loan B repaid or prepaid by the Borrower may be reborrowed hereunder, and (except as

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

provided pursuant to Section 2.15) no Borrowing under the Existing Term Loan B Facility shall be allowed or is contemplated by this Agreement.

         (c) Add-On Term Loan B. Subject to the terms and conditions of this Agreement, each Add-On Term Loan B Lender severally agrees to make an advance of its Pro Rata Add-On Term B Share of the Add-On Term Loan B Facility in Dollars to the Borrower on the Effective Date. The principal amount of each Segment of the Add-On Term Loan B outstanding hereunder from time to time shall bear interest and the Add-On Term Loan B shall be repayable as herein provided. No amount of the Add-On Term Loan B repaid or prepaid by the Borrower may be reborrowed hereunder, and (except as provided pursuant to Section 2.15) no Borrowing under the Add-On Term Loan B Facility shall be allowed other than the advance set forth in the first sentence of this Section 2.01(c). Each Add-On Term Loan B Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make available by wire transfer to the Administrative Agent not later than 12:00 noon New York time on the Effective Date, the amount of its Pro Rata Add-On Term B Share of the Add-On Term Loan B Facility. Each such wire transfer shall be directed to the Administrative Agent at the Administrative Agent's Office and shall be in the form of Same Day Funds in Dollars. The amounts so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, including without limitation the satisfaction of all applicable conditions in Sections 4.01 and 4.02 of this Agreement, be made available to the Borrower by delivery of the proceeds thereof as shall be directed by the Responsible Officer of the Borrower and reasonably acceptable to the Administrative Agent. The Borrower shall deliver to the Administrative Agent a Term Loan Interest Rate Selection Notice no later than 12:00 Noon New York time at least one Business Day prior to the Effective Date, requesting the initial Borrowing of the Add-On Term Loan B Facility. The Term Loan Interest Rate Selection Notice shall specify (i) the proposed funding date of the Add-On Term Loan B Facility (which shall be a Business Day), (ii) the amount of the borrowing, and (iii) that the initial Borrowing under the Add-On Term Loan B Facility shall be advanced as a Base Rate Segment.

         2.02 REVOLVING LOANS. Subject to the terms and conditions set forth herein, each Revolving Lender severally agrees to make, Convert and Continue Revolving Loans in Dollars to the Borrower from time to time on any Business Day during the period from April 24, 2002 to the Revolving Credit Maturity Date; provided, however, that after giving effect to any Revolving Borrowing, (i) the aggregate Outstanding Amount of all Revolving Loans, Swing Line Loans and L/C Obligations shall not exceed the Aggregate Revolving Credit Commitments, and
(ii) the aggregate Outstanding Amount of the Revolving Loans of any Revolving Lender, plus such Revolving Lender's Pro Rata Revolving Share of the aggregate Outstanding Amount of all L/C Obligations, plus such Revolving Lender's Pro Rata Revolving Share of the aggregate Outstanding Amount of all Swing Line Loans, shall not exceed such Revolving Lender's Revolving Credit Commitment. Within the limits of each Revolving Lender's Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this
Section 2.02, prepay under Section 2.06, and reborrow under this Section 2.02. Revolving Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

         2.03 BORROWINGS, CONVERSIONS AND CONTINUATIONS OF REVOLVING LOANS; CONVERSIONS AND CONTINUATIONS OF SEGMENTS OF THE TERM LOANS.

         (a) Each Revolving Borrowing, each Conversion of Revolving Loans or Segments of either Term Loan, and each Continuation of Revolving Loans or Segments of either Term Loan shall be made upon the Borrower's irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 12:00 noon, New York time, (i) three Business Days prior to the requested date of any Borrowing of, Conversion to or Continuation of Eurodollar Rate Loans, and (ii) on the requested date of any Borrowing of, or Conversion to, Base Rate Loans. Each such telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a written Revolving Loan Notice or Term Loan Interest Rate Selection Notice, appropriately completed and signed by a Responsible Officer (unless such Revolving Loan Notice is being delivered by the Swing Line Lender pursuant to Section 2.05(c) or by the Administrative Agent on behalf of the L/C Issuer pursuant to Section 2.04(c)(i)); provided that the lack of such prompt confirmation shall not affect the conclusiveness or binding effect of such telephonic notice. Each Borrowing of, Conversion to or Continuation of Eurodollar Rate Loans shall be in a principal amount of $2,500,000 or a whole multiple of $100,000 in excess thereof. Except as provided in Sections 2.04(c) and 2.05(c), each Borrowing of or Conversion to Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof. Each Revolving Loan Notice (whether telephonic or written) shall be substantially in the form of Exhibit A-1 attached hereto, and each Term Loan Interest Rate Selection Notice (whether telephonic or written) shall be substantially in the form of Exhibit A-2 attached hereto. If the Borrower fails to specify a Type of Revolving Loan in a Revolving Loan Notice or Type of Segment in a Term Loan Interest Rate Selection Notice, or if the Borrower fails to give a timely notice requesting a Conversion or Continuation, then the applicable Revolving Loans and Segments of the applicable Term Loan shall, subject to the last sentence of this Section 2.03(a), be made or Continued as, or Converted to, Base Rate Loans. Any such automatic Conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect. If no timely notice of a Conversion or Continuation is provided by the Borrower, the Administrative Agent shall notify each applicable Lender of the details of any automatic Conversion to Base Rate Loans. If the Borrower requests a Borrowing of, Conversion to, or Continuation of Eurodollar Rate Loans in any such Revolving Loan Notice or Term Loan Interest Rate Selection Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

         (b) Following receipt of a Revolving Loan Notice, the Administrative Agent shall promptly notify each Revolving Lender of its Pro Rata Revolving Share of the applicable Revolving Loans. Each Revolving Lender shall make the amount of its Revolving Loan available to the Administrative Agent in Same Day Funds in Dollars at the Administrative Agent's Office not later than (x) 2:00 p.m., New York time, on the date of a Revolving Borrowing for the account of the L/C Issuer pursuant to Section 2.04(c)(ii), or (y) 3:00 p.m., New York time, in all other cases, on the Business Day specified in the applicable Revolving Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent by wire transfer of such funds in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower.

         (c) Except as otherwise provided herein, a Eurodollar Rate Loan may be Continued or Converted only on the last day of the Interest Period for such Eurodollar Rate Loan. During the existence of a Default or Event of Default, (i) no Revolving Loan may be requested as, Converted into or Continued as a Eurodollar Rate Loan without the consent of the Required Revolving Lenders, and the Required Revolving Lenders may demand that any or all of the then outstanding Eurodollar Rate Loans be Converted immediately to Base Rate Loans,
(ii) no Segment of the Term Loan A may be Converted into or Continued as a Eurodollar Rate Segment without the consent of the Required Term Loan A Lenders, and the Required Term Loan A Lenders may demand that any or all of the then outstanding Eurodollar Rate Segments be Converted immediately to Base Rate Segments, and (iii) no Segment of the Term Loan B may be Converted into or Continued as a Eurodollar Rate Segment without the consent of the Required Term Loan B Lenders, and the Required Term Loan B Lenders may demand that any or all of the then outstanding Eurodollar Rate Segments be Converted immediately to Base Rate Segments.

         (d) The Administrative Agent shall promptly notify the Borrower and the applicable Lenders of the interest rate applicable to any Eurodollar Rate Loan upon determination of such interest rate. The determination of the Eurodollar Rate by the Administrative Agent shall be conclusive in the absence of manifest error.

         (e) After giving effect to all Revolving Borrowings, all Conversions of Revolving Loans from one Type to the other, and all Continuations of Revolving Loans as the same Type, there shall not be more than five Interest Periods in effect with respect to Revolving Loans.

         (f) After giving effect to the Borrowing under the Term Loan A Facility, all Conversions of Segments of the Term Loan A from one Type to the other, and all Continuations of Segments of the Term Loan A as the same Type, there shall not be more than five Interest Periods in effect with respect to Segments of the Term Loan A.

         (g) After giving effect to the Borrowings under the Term Loan B Facility that have been made as of such date, all Conversions of Segments of the Term Loan B from one Type to the other, and all Continuations of Segments of the Term Loan B as the same Type, there shall not be more than four Interest Periods in effect with respect to Segments of the Term Loan B.

         2.04 LETTERS OF CREDIT.

         (a) The Letter of Credit Commitment.

                  (i) Subject to the terms and conditions set forth herein (including, with respect to the Designated L/C Issuer, the last sentence of this Section 2.04(a)(i)), (A) each L/C Issuer agrees, in reliance upon the agreements of the other Revolving Lenders set forth in this Section 2.04, (1) from time to time on any Business Day during the period from April 24, 2002 until the Letter of Credit Expiration Date, to issue Letters of Credit in Dollars for the account of the Borrower, and to renew Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drafts under the Letters of Credit previously issued by it; and (B) the Revolving Lenders severally agree to risk participate in Letters of Credit issued for the account of the Borrower; provided that no L/C Issuer shall be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Revolving Lender shall be obligated to risk participate in, any Letter of Credit if as of the date of such L/C Credit Extension, (x) the aggregate Outstanding Amount of all Revolving Loans, Swing Line Loans and L/C Obligations would exceed the Aggregate Revolving Credit Commitments, (y) the aggregate Outstanding Amount of the Revolving Loans of any Revolving Lender, plus such Revolving Lender's Pro Rata Revolving Share of the Outstanding Amount of all L/C Obligations, plus such Revolving Lender's Pro Rata Revolving Share of the Outstanding Amount of all Swing Line Loans, would exceed such Revolving Lender's Revolving Credit Commitment, or (z) the Outstanding Amount of the L/C Obligations would exceed the Letter of Credit Sublimit. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower's ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. Notwithstanding the foregoing, however, in no event shall the Designated L/C Issuer be obligated to make any L/C Credit Extension with respect to any Letter of Credit if after the making of such L/C Credit Extension the Outstanding Amount of the L/C Obligations of the Designated L/C Issuer with respect to Letters of Credit issued by it would exceed the Designated L/C Issuer Amount.

                  (ii) No L/C Issuer shall be under any obligation to issue any Letter of Credit if:

                           (A) any order, judgment or decree of any Governmental
                  Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on April 24, 2002, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on April 24, 2002 and which such L/C Issuer in good faith deems material to it;

                           (B) subject to Section 2.04(b)(iii), the expiry date
                  of such requested Letter of Credit would occur more than twelve months after the date of issuance or last renewal, unless the Required Revolving Lenders have approved such expiry date;

                           (C) the expiry date of such requested Letter of
                  Credit would occur after the Letter of Credit Expiration Date, unless all the Revolving Lenders have approved such expiry date; or

                           (D) the issuance of such Letter of Credit would
                  violate one or more policies of such L/C Issuer.

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

                  (iii) No L/C Issuer shall be under any obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

         (b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Renewal Letters of Credit.

                  (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the applicable L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer. Such Letter of Credit Application must be received by the applicable L/C Issuer and the Administrative Agent not later than 1:00 p.m., New York time, at least two Business Days (or such later time on such date as such L/C Issuer may agree in a particular instance in its sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the applicable L/C Issuer may reasonably require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable L/C Issuer
         (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as such L/C Issuer may reasonably require.

                  (ii) Promptly after receipt of any Letter of Credit Application, the applicable L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof. Upon receipt by the applicable L/C Issuer of confirmation from the Administrative Agent that the requested issuance or amendment is permitted under Section 2.04(a)(i) in terms of any additional L/C Obligations created thereby, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with such L/C Issuer's usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Lender's Pro Rata Revolving Share times the amount of such Letter of Credit.

                  (iii) If the Borrower so requests in any applicable Letter of Credit Application, the applicable L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic renewal provisions (each, an "Auto-Renewal Letter of

         Credit"); provided that any such Auto-Renewal Letter of Credit must permit the applicable L/C Issuer to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the "Nonrenewal Notice Date") in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the applicable L/C Issuer, the Borrower shall not be required to make a specific request to such L/C Issuer for any such renewal. Once an Auto-Renewal Letter of Credit has been issued, the Revolving Lenders shall be deemed to have authorized (but may not require) the applicable L/C Issuer to permit the renewal of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that such L/C Issuer shall not permit any such renewal if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof, or (B) it has received notice (which may be by telephone or in writing) on or before the day that is two Business Days before the Nonrenewal Notice Date (1) from the Administrative Agent that the Required Revolving Lenders have notified the Administrative Agent on or before the day that is five Business Days before the Nonrenewal Notice Date that they have elected not to permit such renewal or (2) from the Administrative Agent, any Revolving Lender or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied. Notwithstanding anything to the contrary contained herein, the applicable L/C Issuer shall have no obligation to permit the renewal of any Auto-Renewal Letter of Credit at any time, and in no event shall the expiry date of any Auto-Renewal Letter of Credit after any renewal as described herein occur after the Letter of Credit Expiration Date, unless all the Revolving Lenders have approved such expiry date.

                  (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

         (c) Drawings and Reimbursements; Funding of Participations.

                  (i) Upon any drawing under any Letter of Credit, the applicable L/C Issuer shall notify the Borrower and the Administrative Agent thereof. Not later than 11:00 a.m., New York time, on the date of any payment by an L/C Issuer under a Letter of Credit (each such date, an "Honor Date"), the Borrower shall reimburse such L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing in Dollars in Same Day Funds. If the Borrower fails to so reimburse such L/C Issuer by such time, the Administrative Agent shall promptly notify each Revolving Lender of the Honor Date, the amount of the unreimbursed drawing (the "Unreimbursed Amount"), such Revolving Lender's Pro Rata Revolving Share thereof and, in accordance with the following sentence and Section 2.04(c)(ii), whether a Swing Line Borrowing or a Revolving Borrowing will be made to repay the Unreimbursed Amount or whether, pursuant to Section 2.04(c)(iii), an L/C Borrowing in the amount of the Unreimbursed Amount shall be deemed incurred by the Borrower and that each Revolving Lender shall participate in such L/C Borrowing in accordance with its Pro Rata Revolving Share. In such event, the Borrower shall be deemed to have requested a Swing Line Borrowing,

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

         without regard to the minimum and multiples and times of day for notice specified in Section 2.05, or, if the Unreimbursed Amount is greater than the amount available for Swing Line Borrowings under the Swing Line Sublimit, a Revolving Borrowing, without regard to the minimum and multiples and times of day for notice specified in Section 2.03, to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, but subject, in each case, to the amount of the unutilized portion of the Aggregate Revolving Credit Commitments, and the conditions set forth in Section 4.02 (other than the delivery of a Revolving Loan Notice). Any notice given by an L/C Issuer or the Administrative Agent pursuant to this Section 2.04(c)(i) shall constitute a notice under Section 2.05(b) or a Revolving Loan Notice, respectively, and may be given by telephone if promptly confirmed in writing; provided that the lack of such prompt confirmation shall not affect the conclusiveness or binding effect of such notice.

                  (ii) The Swing Line Lender, if a Swing Line Borrowing can be made as determined by the Administrative Agent pursuant to Section 2.05, shall make funds available to the Administrative Agent for the account of the applicable L/C Issuer at the Administrative Agent's Office in an amount equal to the Unreimbursed Amount, not later than 3:00 p.m., New York time, on the Business Day specified in such notice by the Administrative Agent. In the event the Administrative Agent determines that a Swing Line Borrowing is not so available and, in the alternative, pursuant to Section 2.04(c)(i), a Revolving Borrowing or an L/C Borrowing is to be made, each Revolving Lender (including the Revolving Lender acting as the L/C Issuer with respect to such Letter of Credit) shall upon receipt of any notice from the Administrative Agent pursuant to Section 2.04(c)(i) make funds in Dollars available to the Administrative Agent for the account of the applicable L/C Issuer at the Administrative Agent's Office in the amount equal to its Pro Rata Revolving Share of the Unreimbursed Amount not later than 3:00 p.m., New York time, on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of
         Section 2.04(c)(iii), each Revolving Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received from either the Swing Line Lender or the Revolving Lenders, as applicable, to the applicable L/C Issuer.

                  (iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Borrowing because the conditions set forth in
         Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the applicable L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced by a Borrowing, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Revolving Lender's payment to the Administrative Agent for the account of the applicable L/C Issuer pursuant to Section 2.04(c)(ii) shall be deemed payment in respect of its risk participation in such L/C Borrowing and shall constitute an L/C Advance from such Revolving Lender in satisfaction of its risk participation obligation in such L/C Borrowing under this Section 2.04.

                  (iv) Until each Revolving Lender funds its Revolving Loan or L/C Advance pursuant to Section 2.04(c)(ii) to reimburse the applicable L/C Issuer for any

         Unreimbursed Amount drawn under any Letter of Credit or to fund its participation therein, as the case may be, interest in respect of such Revolving Lender's Pro Rata Revolving Share of such amount shall be solely for the account of such L/C Issuer.

                  (v) Each Revolving Lender's obligation to make Revolving Loans or L/C Advances to reimburse the applicable L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.04(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Revolving Lender may have against such L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default or Event of Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Lender's obligation to make Revolving Loans, and the Swing Line Lender's obligation to make Swing Line Loans, pursuant to this
         Section 2.04(c) is subject to the conditions set forth in Section 4.02 (other than the delivery of a Revolving Loan Notice or Swing Line Revolving Loan Notice). Any such reimbursement with the proceeds of Revolving Loans or L/C Advances shall not relieve or otherwise impair the obligation of the Borrower to reimburse the applicable L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein.

                  (vi) If any Revolving Lender fails to make available to the Administrative Agent for the account of an L/C Issuer any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(ii), the applicable L/C Issuer shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the applicable Federal Funds Rate for three (3) Business Days and thereafter at a rate per annum equal to the Default Rate. A certificate of the applicable L/C Issuer submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this
         Section 2.04(c) shall be conclusive absent manifest error.

         (d) Repayment of Participations.

                  (i) At any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Lender such Revolving Lender's L/C Advance in respect of such payment in accordance with Section 2.04(c), if the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), or any payment of interest thereon, the Administrative Agent will distribute to such Revolving Lender the amount of its Pro Rata Revolving Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's L/C Advance was outstanding) in the same funds as those received by the Administrative Agent.

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

                  (ii) If any payment received by the Administrative Agent for the account of an L/C Issuer in respect of any drawing on any Letter of Credit is required to be returned (including pursuant to any settlement entered into by the Administrative Agent or such L/C Issuer in its discretion), each Revolving Lender shall pay to the Administrative Agent for the account of the applicable L/C Issuer its Pro Rata Revolving Share of such amount on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Revolving Lender, at a rate per annum equal to the applicable Federal Funds Rate from time to time in effect, and such payment by each Revolving Lender shall be deemed to be its L/C Advance in such amount pursuant to Section 2.04(c)(iii).

         (e) Obligations Absolute. The obligation of the Borrower to reimburse each L/C Issuer for each drawing under each Letter of Credit, and to repay each L/C Borrowing, shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

                  (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

                  (ii) the existence of any claim, counterclaim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the applicable L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

                  (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

                  (iv) any payment by the applicable L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the applicable L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

                  (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower.

         The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower's instructions or other irregularity, the Borrower will immediately notify the applicable L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against an L/C Issuer and its correspondents unless such notice is given as aforesaid.

         (f) Role of L/C Issuer. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, no L/C Issuer shall have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. Neither any L/C Issuer, any Agent-Related Person nor any of the respective correspondents, participants or assignees of any L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders, Revolving Lenders, Required Revolving Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. Neither any L/C Issuer, any Agent-Related Person, nor any of the respective correspondents, participants or assignees of any L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.04(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against an L/C Issuer, and such L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential, special, punitive or exemplary, damages suffered by the Borrower which the Borrower proves were caused by such L/C Issuer's willful misconduct or gross negligence or such L/C Issuer's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, any L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and no L/C Issuer shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

         (g) Cash Collateral. Upon the request of the Administrative Agent, (i) if an L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, or (ii) if, as of the Letter of Credit Expiration Date or the Revolving Credit Maturity Date, any Letter of Credit may for any reason remain outstanding and partially or wholly undrawn, the Borrower shall immediately Cash Collateralize the Outstanding Amount of all L/C Obligations plus the Letter of Credit fees payable with respect to such Letter of Credit (calculated at the Applicable Margin with respect to Revolving Loans that are Eurodollar Rate Loans then in effect for the period from the date of such cash collateralization until the expiry date of such Letter of Credit).

         (h) Applicability of ISP98 and UCP. Unless otherwise expressly agreed by the applicable L/C Issuer and the Borrower when a Letter of Credit is issued (including any such

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

agreement applicable to an Existing Letter of Credit), (i) the rules of the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the "ICC") at the time of issuance shall apply to each commercial Letter of Credit.

         (i) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Revolving Lender in accordance with its Pro Rata Revolving Share a Letter of Credit fee (for each day such Letter of Credit remains in effect) for each Letter of Credit equal to the Applicable Margin for Revolving Loans that are Eurodollar Rate Loans multiplied by the daily maximum amount available to be drawn under such Letter of Credit (each such Letter of Credit fee being referred to herein as a "Letter of Credit Fee"). Such fee for each Letter of Credit shall be calculated as of each Quarterly Fee Calculation Date, commencing with the first such date to occur after the issuance of such Letter of Credit, and on the Letter of Credit Expiration Date, and shall be due and payable on the respective Quarterly Fee Payment Date for each such Quarterly Fee Calculation Date and on the Letter of Credit Expiration Date. If there is any change in the Applicable Margin with respect to Revolving Loans that are Eurodollar Rate Loans during any quarter, the actual daily amount of each Letter of Credit shall be computed and multiplied by the Applicable Margin with respect to Revolving Loans that are Eurodollar Rate Loans separately for each period during such quarter that such Applicable Margin was in effect.

         (j) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrower shall pay directly to the applicable L/C Issuer for its own account a fronting fee (for each day such Letter of Credit remains in effect) for each Letter of Credit in an amount equal to 1/8 of 1% per annum on the daily maximum amount available to be drawn thereunder, due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, and on the Letter of Credit Expiration Date. In addition, the Borrower shall pay directly to the applicable L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such fees and charges are due and payable on demand and are nonrefundable.

         (k) Conflict with Letter of Credit Application. In the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.

         (l) Designation of Designated L/C Issuer. From time to time, so long as no Default or Event of Default shall have occurred and be continuing, the Borrower may designate one Designated L/C Issuer, provided that (i) a written notice of such designation in form and substance reasonably satisfactory to the Administrative Agent is delivered by the Borrower to the Administrative Agent not less than three (3) Business Days prior to the effectiveness of such designation, which notice shall at a minimum (A) identify the Revolving Lender to be the Designated L/C Issuer, (B) identify the then-existing Designated L/C Issuer being replaced, if any, (C) set forth the Designated L/C Issuer Amount, and (D) contain the express consent of the identified Designated L/C Issuer to such designation, and its acceptance of the terms and conditions of this Agreement with respect to Letters of Credit and the issuance of Letters of Credit by the Designated L/C Issuer, and (ii) as of any date of determination, there shall not be

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

more than one Designated L/C Issuer. Without limiting the provisions of Section 10.07(h), any Designated L/C Issuer so designated hereunder shall continue in such capacity until (A) it shall, by written notice delivered to the Administrative Agent and the Borrower, terminate its status as Designated L/C Issuer, or (B) the Borrower shall revoke its designation as Designated L/C Issuer by notice delivered to the Administrative Agent and the Designated L/C Issuer (any such notice shall be effective three (3) Business Days following receipt by the Administrative Agent of such notice or such later date as may be specified in such notice); provided that no such termination or revocation of designation described herein shall be permitted or effective until all Letters of Credit issued by such Designated L/C Issuer shall have expired or otherwise terminated, or been Cash Collateralized, and all other L/C Obligations with respect to Letters of Credit issued by such Designated L/C Issuer shall have been paid and satisfied in full.

         (m) On (i) the last Business Day of each calendar month, and (ii) each date that an L/C Credit Extension occurs with respect to any Letter of Credit of such L/C Issuer, each L/C Issuer shall deliver to the Administrative Agent a report in the form of Exhibit G hereto, appropriately completed with the respective information for every Letter of Credit of such L/C Issuer.

         2.05 SWING LINE LOANS.

         (a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees to make loans (each such loan, a "Swing Line Loan") in Dollars, to the Borrower from time to time on any Business Day during the period from April 24, 2002 to the Revolving Credit Maturity Date in an aggregate amount not to exceed the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the aggregate Outstanding Amount of Revolving Loans and Pro Rata Revolving Share of L/C Obligations of the Swing Line Lender in its capacity as a Revolving Lender, may exceed the amount of such Swing Line Lender's Revolving Credit Commitment; provided, however, that after giving effect to any Swing Line Loan, (i) the aggregate Outstanding Amount of all Revolving Loans, Swing Line Loans and L/C Obligations shall not exceed the Aggregate Revolving Credit Commitments, and
(ii) the aggregate Outstanding Amount of the Revolving Loans of any Revolving Lender other than the Swing Line Lender, plus such Revolving Lender's Pro Rata Revolving Share of the Outstanding Amount of all L/C Obligations, plus such Revolving Lender's Pro Rata Revolving Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Lender's Revolving Credit Commitment. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.05, prepay under
Section 2.06, and reborrow under this Section 2.05. Each Swing Line Loan shall be a Base Rate Loan. Immediately upon the making of a Swing Line Loan, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Revolving Lender's Pro Rata Revolving Share times the amount of the Swing Line Loan.

         (b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower's irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 2:30 p.m., New York time on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000 and integral multiples of $25,000 in excess thereof, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Revolving Loan Notice, appropriately completed and signed by a Responsible Officer. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Revolving Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Revolving Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Revolving Lender) prior to (x) 1:00 p.m., New York time, in the case of Swing Line Loans to reimburse an L/C Issuer in respect of drawings under Letters of Credit, or (y) 4:30 p.m., New York time, in all other cases, on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.05(a), or (B) that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than (x) 3:00 p.m., New York time, in the case of Swing Line Loans to reimburse an L/C Issuer in respect of drawings under Letters of Credit, or (y) 5:00 p.m., New York time, in all other cases, on the borrowing date specified in such Swing Line Revolving Loan Notice, make the amount of its Swing Line Loan available to the Borrower by wire transfer of such funds, in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower.

         (c) Refinancing of Swing Line Loans.

                  (i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that a Revolving Loan be made in an amount equal to the amount of Swing Line Loans then outstanding, and such request by the Swing Line Lender shall constitute a Revolving Loan Notice. Such request shall be made in accordance with the requirements of Section 2.03, without regard to the minimum and multiples specified therein for the principal amount of Revolving Loans, but subject to the unutilized portion of the Aggregate Revolving Credit Commitments, and the conditions set forth in Section 4.02. Each Revolving Lender shall make an amount equal to its Pro Rata Revolving Share of the amount specified in such Revolving Loan Notice available to the Administrative Agent in Same Day Funds for the account of the Swing Line Lender at the Administrative Agent's Office not later than 2:00 p.m., New York time, on the Business Day specified in such Revolving Loan Notice, whereupon, subject to Section 2.05 (c)(ii), each Revolving Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received from the Revolving Lenders to the Swing Line Lender. The Administrative Agent shall promptly notify the Borrower of the making of a Revolving Loan pursuant to this Section 2.05(c)(i), provided that the lack of such prompt notification shall in no way affect the making, validity or status of such Revolving Loan.

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

                  (ii) If for any reason any Revolving Borrowing cannot be requested in accordance with Section 2.05(c)(i) or any Swing Line Loan cannot be refinanced by such a Revolving Borrowing, the Revolving Loan Notice submitted by the Swing Line Lender shall be deemed to be a request by the Swing Line Lender that each of the Revolving Lenders fund its risk participation in the amount of the relevant Swing Line Loan and each Revolving Lender's payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.05(c)(i) shall be deemed payment in respect of such risk participation in the amount of such Swing Line Loan.

                  (iii) If any Revolving Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.05(c) by the time specified in
         Section 2.05(c)(i), the Swing Line Lender shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the applicable Federal Funds Rate for three (3) Business Days and thereafter at a rate per annum equal to the Default Rate. A certificate of the Swing Line Lender submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.05(c) shall be conclusive absent manifest error.

                  (iv) Each Revolving Lender's obligation to make Revolving Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.05(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Revolving Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or Event of Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Lender's obligation to make Revolving Loans pursuant to this Section 2.05(c) is subject to the conditions set forth in Section 4.02 (other than the delivery by the Borrower of a Revolving Loan Notice). Any such purchase of risk participations by each Revolving Lender from the Swing Line Lender shall not relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein.

         (d) Repayment of Participations.

                  (i) At any time after any Revolving Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute in Dollars to such Revolving Lender its Pro Rata Revolving Share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Lender's risk participation was outstanding and funded).

                  (ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender, each Revolving Lender shall pay to the Swing Line Lender in Dollars its Pro Rata

         Revolving Share of such amount on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), at a rate per annum equal to the applicable Federal Funds Rate. The Administrative Agent will make such demand only upon the request of the Swing Line Lender.

         (e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans. Until each Revolving Lender funds its Revolving Loan or risk participation pursuant to this Section 2.05, interest in respect of such Revolving Lender's Pro Rata Revolving Share shall be solely for the account of the Swing Line Lender.

         (f) Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

         2.06 PREPAYMENTS.

         (a) The Borrower may, upon irrevocable notice to the Administrative Agent, at any time or from time to time voluntarily prepay Revolving Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 12:00 noon, New York time, (A) one Business Day prior to any date of prepayment of Eurodollar Rate Loans, and (B) on the date of prepayment of Base Rate Loans; (ii) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $2,500,000 or a whole multiple of $500,000 in excess thereof; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $2,500,000 or a whole multiple of $500,000 in excess thereof. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Revolving Loans to be prepaid. The Responsible Officer of the Borrower shall provide the Administrative Agent written confirmation of each such telephonic notice but failure to provide such confirmation shall not affect the validity of such telephonic notice. The Administrative Agent will promptly notify each Revolving Lender of its receipt of each such notice, and of such Revolving Lender's Pro Rata Revolving Share of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. Each such prepayment shall be applied to the Revolving Loans of the Revolving Lenders in accordance with their respective Pro Rata Revolving Shares.

         (b) In addition to the required payments of principal of the Term Loans set forth in Section 2.08(c) and (d) and any mandatory prepayments of principal of the Term Loans effected under subsection (e) below, the Borrower may, upon irrevocable notice to the Administrative Agent, voluntarily prepay the Term Loans in whole or in part from time to time on any Business Day, without penalty or premium; provided that (i) such notice must be received by the Administrative Agent not later than 12:00 noon, New York time, three Business Days prior to any date of prepayment of such Loans, (ii) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $2,500,000 or a whole multiple of $500,000 in excess thereof (or in the entire remaining principal balance of the Term Loans),
(iii) any prepayment of Base Rate Loans shall be in a principal amount of $2,500,000 or a whole multiple of $500,000 in excess thereof (or in the entire remaining principal balance of the Term Loans), and (iv) any such prepayment

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

will be applied pro rata between Term Loan A and Term Loan B (and, within the share allocated to Term Loan B, pro rata among the Segments of such Term Loan), and (within the share allocated to Term Loan A or Term Loan B) pro rata among the Lenders in such Term Loan; provided further that any Term Loan B Lender may (by written notice received by the Administrative Agent not less than one Business Day prior to the date of such prepayment) decline to accept any such prepayment in whole (but not in part), and thereupon such amount will be applied to the Outstanding Amount of the Term Loan A (pro rata among the Term Loan A Lenders) until the Term Loan A is paid in full, after which no Term Loan B Lender shall have any further such option to decline a prepayment under this subsection (b), it being understood that if the aggregate amount declined by all Term Loan B Lenders with respect to any one prepayment exceeds the Outstanding Amount of the Term Loan A (after giving effect to the amount of such prepayment to be applied directly to the Term Loan A), the excess will be applied to reduce the Outstanding Amount of the Term Loan B pro rata among the Term Loan B Lenders. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Segment to be prepaid. The Responsible Officer of the Borrower shall provide the Administrative Agent written confirmation of each such telephonic notice but failure to provide such confirmation shall not affect the validity of such telephonic notice. The Administrative Agent will promptly notify each applicable Lender of its receipt of each such notice, and such Lender's pro rata share of such prepayment (calculated in accordance with the first sentence of this subsection (b)). If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. All prepayments of principal under this Section 2.06(b) shall be applied to installments of principal of the Term Loan A and of the Term Loan B, respectively, in inverse order of their maturities.

         (c) The Borrower may, upon irrevocable notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 2:30 p.m., New York time, on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $50,000 or a whole multiple of $10,000 in excess thereof. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

         (d) If for any reason the Outstanding Amount of all Revolving Loans, Swing Line Loans and L/C Obligations at any time exceeds the Aggregate Revolving Credit Commitments then in effect, the Borrower shall immediately prepay Revolving Loans and/or Swing Line Loans, and/or Cash Collateralize the L/C Obligations, as it shall select, in an aggregate amount equal to such excess.

         (e) In addition to the required payments of principal of the Term Loans set forth in Section 2.08(c) and (d) and any optional payments of principal of the Term Loans and the Revolving Loans effected under subsections (a) and (b) above, the Borrower shall make the following required prepayments of the Term Loans and the Revolving Loans, each such payment to be made to the Administrative Agent for the benefit of the Lenders within the time period specified below.

                  (i) In the event that the Total Leverage Ratio is greater than
         3.00 to 1.00 as of the end of any fiscal year of the Borrower, beginning with the fiscal year ending December 31, 2005, the Borrower shall make a prepayment in an amount equal to fifty percent (50%) of the amount of Excess Cash Flow, each such prepayment to be made on the date financial statements of the Borrower and its Subsidiaries for such fiscal year are required to be delivered (or if earlier, the date such financial statements are delivered) pursuant to Section 6.01, which payment shall be accompanied by a certificate of a Responsible Officer of the Borrower (which may be incorporated within the Compliance Certificate otherwise required to be delivered under Section 6.02(b)) setting forth in reasonable detail the calculations utilized in computing Excess Cash Flow and the amount of such prepayment.

                  (ii) The Borrower shall make, or shall cause each applicable Subsidiary to make, a prepayment with respect to each private or public offering of Equity Securities of the Borrower or any Subsidiary (other than Equity Securities issued to the Borrower or a Guarantor) in an amount equal to fifty percent (50%) of the Net Proceeds of each such issuance of Equity Securities of the Borrower or any Subsidiary. Each prepayment provided for in this Section 2.06(e)(ii) will be made within ten (10) Business Days of receipt of such proceeds and upon not less than five (5) Business Days' prior written notice to the Administrative Agent, which notice shall include a certificate of a Responsible Officer of the Borrower setting forth in reasonable detail the calculations utilized in computing the Net Proceeds of such issuance and the amount of such prepayment; provided that no prepayment shall be required hereunder of the first $20,000,000 of Net Proceeds in each fiscal year of the Borrower realized from (x) the issuance of Equity Securities in connection with the exercise of any option, warrant or other convertible security of the Borrower or any Subsidiary or (y) the issuance, award or grant of Equity Securities to eligible participants under a stock plan of the Borrower.

                  (iii) Subject to the proviso in Section 7.05(f), the Borrower shall make, or shall cause each applicable Subsidiary to make, a prepayment in an amount equal to one hundred percent (100%) of the Net Proceeds from each Disposition other than Dispositions permitted under
         Section 7.05(a), (b), (c), (d) and (e), each such prepayment to be made within ten (10) Business Days of receipt of the Net Proceeds thereof and upon not less than five (5) Business Days' prior written notice to the Administrative Agent, which notice shall include a certificate of a Responsible Officer of the Borrower setting forth in reasonable detail the calculations utilized in computing the Net Proceeds of such Disposition and the amount of such prepayment; provided, that despite the application of this Section 2.06(e)(iii) to any Disposition that is not otherwise permitted under this Agreement, nothing in this Section 2.06(e)(iii) shall be deemed to permit any Disposition not expressly permitted under this Agreement or to constitute a waiver or cure of any Default or Event of Default that arises as a result of a Disposition that is not permitted under this Agreement.

                  (iv) In the event that the Net Proceeds received from insurance carried with respect to the Collateral pursuant to this Agreement and the Security Agreement and the other Loan Documents is not completely and fully utilized for the repair or replacement of Collateral as provided in the Security Agreement or any other Loan Document, the Borrower shall make, or shall cause each applicable Subsidiary to make, a prepayment in an amount equal to one hundred percent (100%) of the Net Proceeds received with respect to such insurance that is not so utilized.

         Prepayments made under this Section 2.06(e) shall be applied (a) first, subject to the first proviso to this sentence, to outstanding principal of the Term Loan A and Term Loan B, pro rata between the Term Loans (and, within the share allocated to Term Loan B, pro rata among the Segments of such Term Loan) and (within the share allocated to Term Loan A or Term Loan B) pro rata among the Lenders in such Term Loan, and (b) then, upon payment in full of all Outstanding Amounts under the Term Loans, to repay the Outstanding Amount under the Revolving Credit Facility, with a permanent reduction in the Aggregate Revolving Credit Commitment in the amount of such prepayment required under this
Section 2.06(e) after payment in full of the Term Loans, notwithstanding the Outstanding Amount under the Revolving Credit Facility, and corresponding permanent reductions in each Revolving Lender's Revolving Credit Commitment; provided that any Term Loan B Lender may (by written notice received by the Administrative Agent not less than three Business Days prior to the date of such prepayment) decline to accept any prepayment provided for in this Section 2.06(e) in whole (but not in part), and thereupon such amount will be applied to installments of principal of the Term Loan A (pro rata among the Term Loan A Lenders) until the Term Loan A is paid in full, after which no Term Loan B Lender shall have any further such option to decline a prepayment under this
Section 2.06(e), it being understood that if the aggregate amount declined by all Term Loan B Lenders with respect to any one prepayment exceeds the Outstanding Amount of the Term Loan A (after giving effect to the amount of such prepayment to be applied directly to the Term Loan A), the excess will be applied to reduce the Outstanding Amount of the Term Loan B pro rata among the Term Loan B Lenders; provided, further, that after determining the pro rata allocations (pursuant to clause (a) above) of any prepayment under this Section 2.06(e), such allocated amounts shall be applied in each case to the outstanding installments of the respective Term Loan (as set forth in Section 2.08) in inverse order of maturity; and provided further that in the event of a prepayment pursuant to Section 2.06(e)(ii), so long as all Outstanding Amounts under the Term Loans have been paid in full, no prepayment made under subpart
(b) of this sentence shall include any associated permanent reduction in either the Aggregate Revolving Credit Commitment or the Revolving Credit Commitment of any Revolving Lender so long as, both before and after giving effect to such prepayment, (x) no Default or Event of Default shall have occurred and be continuing, (y) the Total Leverage Ratio shall be less than 2.25 to 1.00, and
(z) the Senior Leverage Ratio shall be less than 0.75 to 1.00.

         2.07 REDUCTION OR TERMINATION OF REVOLVING CREDIT COMMITMENTS. The Borrower may, upon irrevocable notice to the Administrative Agent, terminate the Aggregate Revolving Credit Commitments, or permanently reduce the Aggregate Revolving Credit Commitments to an amount not less than the then aggregate Outstanding Amount of all Revolving Loans, Swing Line Loans and L/C Obligations; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m., New York time, five Business Days prior to the date of termination or reduction, and (ii) any such partial reduction shall be in an aggregate amount of $2,500,000 or any whole multiple of $500,000 in excess thereof. The Responsible Officer of the Borrower shall provide the Administrative Agent written confirmation of each such telephonic notice but failure to provide such confirmation shall not affect the validity of such telephonic notice. The Administrative Agent shall promptly notify the Revolving Lenders of any such notice of reduction or termination of the Aggregate Revolving Credit Commitments. Once reduced in accordance with this
Section 2.07, the Aggregate Revolving Credit Commitments may not be increased. Any reduction of the Aggregate Revolving Credit Commitments shall be applied to the Revolving Credit Commitment of each Revolving Lender according to its Pro Rata Revolving Share. All Commitment Fees accrued until the effective date of any termination of the Aggregate Revolving Credit Commitments shall be paid on the effective date of such termination.

         2.08 REPAYMENT OF LOANS. The Borrower shall repay:

         (a) to the Revolving Lenders on the Revolving Credit Maturity Date the aggregate principal amount of Revolving Loans outstanding on such date;

         (b) each Swing Line Loan on the earlier to occur of (i) demand (by telephonic or written notice) by the Administrative Agent and (ii) the Revolving Credit Maturity Date; and

         (c) the Term Loan A in quarterly installments on the dates (or, in the event that the date set forth below is not a Business Day, on the immediately preceding Business Day) and in the amounts set forth below, subject to adjustments (i) for prepayments made pursuant to Section 2.06 and (ii) as specified in Section 2.15:

         Date                                               Amount
         ----                                               ------
         June 30, 2004                                   $2,269,736.84
         September 30, 2004                              $3,026,315.79
         December 31, 2004                               $3,026,315.79
         March 31, 2005                                  $3,026,315.79
         June 30, 2005                                   $3,026,315.79
         September 30, 2005                              $3,782,894.74
         December 31, 2005                               $3,782,894.74
         March 31, 2006                                  $3,782,894.74
         June 30, 2006                                   $3,782,894.74
         September 30, 2006                              $4,539,473.68
         December 31, 2006                               $4,539,473.68
         March 31, 2007                                  $4,539,473.68
         Stated Maturity Date                      All remaining Outstanding
                                                  Amounts of the Term Loan A

         (d) the Existing Term Loan B in quarterly installments on the dates (or, in the event that the date set forth below is not a Business Day, on the immediately preceding Business Day) and in the amounts determined at each such date as the percentage set forth below of the original

Outstanding Amount of the Existing Term Loan B as of September 2, 2003 (adjusted for any increase in the Existing Term Loan B pursuant to Section 2.15), subject to adjustments for prepayments made pursuant to Section 2.06:


                                                Percentage of Outstanding
         Date                                 Amount of Existing Term Loan B
         ----                                 ------------------------------
         June 30, 2004                                    0.25%
         September 30, 2004                               0.25%
         December 31, 2004                                0.25%
         March 31, 2005                                   0.25%
         June 30, 2005                                    0.25%
         September 30, 2005                               0.25%
         December 31, 2005                                0.25%
         March 31, 2006                                   0.25%
         June 30, 2006                                    0.25%
         September 30, 2006                               0.25%
         December 31, 2006                                0.25%
         March 31, 2007                                   0.25%
         June 30, 2007                                    0.25%
         September 30, 2007                              24.00%
         December 31, 2007                               24.00%
         March 31, 2008                                  24.00%
         Stated Term Loan B Maturity Date       All remaining Outstanding
                                           Amounts of the Existing Term Loan B

         (e) the Add-On Term Loan B in quarterly installments on the dates (or, in the event that the date set forth below is not a Business Day, on the immediately preceding Business Day) and in the amounts determined at each such date as the percentage set forth below of the original Outstanding Amount of the Add-On Term Loan B on the Effective Date (adjusted for any increase in the Term Loan B pursuant to Section 2.15), subject to adjustments for prepayments made pursuant to Section 2.06:
                                               Percentage of Outstanding
         Date                                 Amount of Add-On Term Loan B
         ----                                 ----------------------------
         September 30, 2004                                0.25%
         December 31, 2004                                 0.25%

         March 31, 2005                                    0.25%
         June 30, 2005                                     0.25%
         September 30, 2005                                0.25%
         December 31, 2005                                 0.25%
         March 31, 2006                                    0.25%
         June 30, 2006                                     0.25%
         September 30, 2006                                0.25%
         December 31, 2006                                 0.25%
         March 31, 2007                                    0.25%
         June 30, 2007                                     0.25%
         September 30, 2007                               24.00%
         December 31, 2007                                24.00%
         March 31, 2008                                   24.00%
         Stated Term Loan B Maturity Date        All remaining Outstanding
                                            Amounts of the Add-On Term Loan B"

         2.09 INTEREST.

         (a) Subject to the provisions of subsection (b) below, (i) each Eurodollar Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Margin; (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate.

         (b) If any amount payable by the Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times until paid equal to the Default Rate. Furthermore, while any Event of Default exists or after acceleration, the Borrower shall pay interest on the principal amount of all outstanding Obligations at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Law. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

         (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

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

         2.10 FEES. In addition to certain fees described in subsections (i) and
(j) of Section 2.04:

         (a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Revolving Lender in accordance with its Pro Rata Revolving Share, a commitment fee (the "Commitment Fee") equal to the Applicable Margin times the actual daily amount by which the Aggregate Revolving Credit Commitments exceed the sum of (i) the Outstanding Amount of Revolving Loans and
(ii) the Outstanding Amount of L/C Obligations. The Commitment Fee shall accrue at all times from April 24, 2002 until the Revolving Credit Maturity Date and shall be calculated as of each Quarterly Fee Calculation Date, commencing with the first such date to occur after April 24, 2002, and shall be due and payable on the respective Quarterly Fee Payment Date for each such Quarterly Fee Calculation Date, and on the Revolving Credit Maturity Date. The Commitment Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Margin during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Margin separately for each period during such quarter that such Applicable Margin was in effect. The Commitment Fee shall accrue at all times, including at any time during which one or more of the conditions in Article IV is not met.

         (b) Other Fees. (i) The Borrower shall pay (i) to the Arrangers and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Agent/Arranger Fee Letter, and (ii) to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. All such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

         2.11 COMPUTATION OF INTEREST AND FEES. Interest on Base Rate Loans determined by reference to the CIBC prime rate shall be calculated on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed. Computation of all other types of interest and all fees shall be calculated on the basis of a year of 360 days and the actual number of days elapsed, which results in a higher yield to the payee thereof than a method based on a year of 365 or 366 days. Interest shall accrue on each Loan for the day on which the Loan is made, and, subject to Section 2.13(a), shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall bear interest for one day.

         2.12 EVIDENCE OF DEBT.

         (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, such Lender's Loans shall be evidenced by a Revolving Loan Note, a Term Loan A Note, a Term Loan B Note and/or a Swing Line Note, as applicable, in addition to such accounts or records. Each Lender may attach schedules to its Note(s) and endorse thereon the date, Type (if applicable), amount and maturity of the applicable Loans and payments with respect thereto.

         (b) In addition to the accounts and records referred to in subsection
(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent, in the absence of manifest error, shall control.

         2.13 PAYMENTS GENERALLY.

         (a) All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent's Office in Dollars and in Same Day Funds not later than 2:00 p.m., New York time, on the date specified herein. The Administrative Agent will promptly distribute to each such Lender its Pro Rata Revolving Share, its Pro Rata Term A Share or its Pro Rata Term B Share, as applicable, of such payment in like funds as received by wire transfer to such Lender's Lending Office. All payments received by the Administrative Agent after 2:00 p.m., New York time, shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall in each case continue to accrue.

         (b) Subject to the definition of "Interest Period," if any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

         (c) Unless the Borrower or any Lender has notified the Administrative Agent prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in Same Day Funds, then:

                  (i) if the Borrower failed to make such payment, each applicable Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in Same Day Funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in Same Day Funds, at the applicable Federal Funds Rate from time to time in effect; and

                  (ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in Same Day Funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the "Compensation Period") at a rate per annum equal to the applicable Federal Funds Rate from time to time in effect. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Revolving Credit Commitment or its obligation to fund its Pro Rata Term A Share of the Term Loan A or its Pro Rata Term B Share of the Term Loan B Facility or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (c) shall be conclusive, absent manifest error.

         (d) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent, except to the extent such funds do not constitute the funding of a risk participation under Article II, shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

         (e) The obligations of the Revolving Lenders hereunder to make Revolving Loans and to fund participations in Letters of Credit and Swing Line Loans are several and not joint. The failure of any Revolving Lender to make any Revolving Loan or to fund any risk participations in Letters of Credit and Swing Line Loans on any date required hereunder shall not relieve any other Revolving Lender of its corresponding obligation to do so on such date, and no Revolving Lender shall be responsible for the failure of any other Revolving Lender so to make its Revolving Loan or to purchase its risk participations in Letters of Credit and Swing Line Loans.

         (f) The obligations of the Term Loan B Lenders to fund each of their respective Pro Rata Term B Shares of the Term Loan B Facility are several and not joint. The failure of any Add-On Term Loan B Lender to fund its Pro Rata Add-On Term B Share of the Add-On Term Loan B Facility on the Effective Date shall not relieve any other Add-On Term Loan B Lender of its corresponding obligation to do so on the Effective Date, and no Add-On Term Loan B Lender shall be responsible for the failure of any other Add-On Term Loan B Lender so to fund its Pro Rata Add-on Term B Share of the Add-On Term Loan B Facility.

         (g) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

         2.14 SHARING OF PAYMENTS. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Revolving Loans or portion of the Term Loans made by it or the risk participations in L/C Obligations or in Swing Line Loans held by it (but not including any amounts applied by the Swing Line Lender to outstanding Swing Line Loans prior to the funding of risk participations therein), any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other applicable Lenders such participations in the Revolving Loans and/or portion of the applicable Term Loans made by them and/or such subparticipations in the risk participations in L/C Obligations or Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Revolving Loans, Term Loans or such risk participations, as the case may be, pro rata with the Revolving Lenders, Term Loan A Lenders or Term Loan B Lenders, as applicable; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender (including pursuant to any settlement entered into by the Administrative Agent or any Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender receiving any payment relating to such excess payment shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off), but subject to Section 10.09, with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.14 and will in each case notify the applicable Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

         2.15 INCREASE IN COMMITMENTS.

         (a) Provided there exists no Default or Event of Default and prior to the date thereof the Borrower has not made any voluntary reduction of the Aggregate Revolving Credit Commitments, upon not less than five Business Days' prior notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may, on a one-time basis on any Business Day after the Effective Date, increase the Aggregate Commitments by a principal amount not exceeding the Maximum Increase Amount, provided that such increase with respect to any Facility must be made in a minimum amount of $5,000,000 or integral multiples of

$1,000,000 in excess thereof. Such notice shall indicate (i) the amount of such increase, (ii) whether such increase is to be to the Revolving Credit Facility, the Term Loan A Facility, the Term Loan B Facility, or a specified combination thereof (and if to more than one Facility, the amount of the aggregate increase to be allocated to each such Facility), (iii) the identity of those Persons, each of whom meets the definition of an Eligible Assignee (the Borrower's approval being deemed given by inclusion of such Person in such notice), who will be accepting the increase in the Aggregate Commitments (the "Increase Lenders"), (iv) the Facility and the amount of each such Person's commitment, and (v) the proposed effective date of such increase (all of which must occur on the same date, the "Increase Effective Date"). The Borrower may, but is not required to, offer the existing Lenders an opportunity to commit to any such increase, it being understood that no existing Lender will have any obligation to commit to any such increase. In the event that the aggregate commitments from the Increase Lenders exceed either the aggregate proposed increase or the proposed increase for any Facility, the Borrower and the Administrative Agent will mutually determine the identity of those Persons who will become Increase Lenders and the final allocation to each of them. Each Increase Lender that is not a Lender hereunder prior to such time will become a Lender hereunder pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel. The Credit Extension of any increase in the Term Loan A Facility or the Term Loan B Facility hereunder will be made in a manner, and upon the satisfaction of conditions, reasonably similar to those required for the Credit Extension of the Term Loan B Facility with appropriate adjustments, determined by the Administrative Agent in its reasonable judgment.

         (b) As a condition precedent to such increase, the Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (ii) in the case of the Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in
Article V and the other Loan Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this
Section 2.15, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01, and (B) no Default or Event of Default exists or would result from such increase (giving pro forma effect thereto).

         (c) Upon the exercise of this Section 2.15, and as conditions to the effectiveness thereof, (i) each Increase Lender will make those representations and warranties made by an Eligible Assignee in connection with an assignment pursuant to Section 10.07, in a manner acceptable to the Administrative Agent,
(ii) each Guarantor will reaffirm its obligations under the applicable Guaranty in connection with the increased principal amount of the applicable Facilities, and (iii) the amortization of the Term Loan A Facility pursuant to Section 2.08 will be adjusted as necessary to provide at each date set forth therein for a payment of principal in an amount which is a percentage of the Outstanding Amount of the Term Loan A after its increase as provided in this Section 2.15 that is equal to the ratio determined by the payment set forth opposite such date as of September 2, 2003 to the Outstanding Amount of the Term Loan A on September 2, 2003.

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         (d) In the event that any amount of the increase in the Aggregate
Commitments is to be to the Term Loan B Facility (the "TLB Increase Amount"), the Applicable Margin for Eurodollar Rate Segments and Base Rate Segments of the TLB Increase Amount shall be equivalent to the Applicable Margin then applicable to Eurodollar Rate Segments and Base Rate Segments of the then existing Term Loan B; provided, however, in the event the Applicable Margin required successfully to arrange the TLB Increase Amount (the "TLB Increase Amount Applicable Margin") is greater than the Applicable Margin then applicable to the Term Loan B, then the Applicable Margin with respect to the entire Term Loan B, including the TLB Increase Amount, shall be increased to equal the TLB Increase Amount Applicable Margin effective as of the effective date of the TLB Increase Amount; provided further that if the TLB Increase Amount is issued at a discount or with payment of fees, the Term Loan B Lenders of the then existing Term Loan B shall be compensated in an economically equivalent manner. It is understood that any increase in the Applicable Margin pursuant to the first proviso in the preceding sentence and any compensation to be made in connection with a discount or fee paid with respect to the TLB Increase Amount shall only apply to the Term Loan B Facility on and after the Increase Effective Date.

         (e) This Section 2.15 shall supersede any provisions in Sections 2.14 or 10.01 to the contrary.

         2.16 REVOLVING LOAN RATABILITY; CERTAIN COSTS. On the Increase Effective Date, the Borrower shall prepay to certain Revolving Lenders an Outstanding Amount of such Revolving Loans outstanding (including any additional amounts required pursuant to Section 3.05) as are necessary so that, after giving effect to such prepayments and any Borrowings on each such date of all or any portion of the relevant increase of the Aggregate Revolving Credit Commitments, the Outstanding Amount of all Revolving Loans owing to each Revolving Lender is equivalent to its Pro Rata Revolving Share of the Aggregate Revolving Credit Commitment after giving effect to any nonratable increase in the Aggregate Revolving Credit Commitments resulting from the exercise of the increase option pursuant to Section 2.15. Upon the increase of either the Term Loan A Facility or the Term Loan B Facility, or both, pursuant to Section 2.15, if necessary the Outstanding Amounts of each such Facility will be adjusted among the Term Loan A Lenders or Term Loan B Lenders, as applicable, such that the Outstanding Amounts of all such Lenders are pro rata across the Segments of the Term Loan A or the Term Loan B, as applicable, and the Borrower shall pay any amounts required pursuant to Section 3.05 in connection therewith.

                                  ARTICLE II A

                                    SECURITY

         2A.01 SECURITY. As security for the full and timely payment and performance of all Obligations, any other obligation arising under any Loan Document and any obligation or liability arising under any Related Swap Contract, the Borrower shall, and shall cause all other Loan Parties (including the Bicycle Companies) to, on or before the Effective Date, do or cause to be done all things reasonably necessary in the opinion of the Administrative Agent and its counsel to grant to the Administrative Agent for the benefit of the Secured Parties a duly perfected first priority security interest in all Collateral subject to no prior Lien or other encumbrance or restriction on transfer except for Permitted Liens that by operation of law are

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senior to any Liens granted to the Administrative Agent by the Loan Parties hereunder or as expressly permitted hereunder. Without limiting the foregoing, to the extent not previously delivered in connection with the Existing Agreement in the Administrative Agent's reasonable judgment, on the Effective Date the Borrower shall deliver, and shall cause each Guarantor (including the Bicycle Companies on and after the date of the consummation of the Bicycle Acquisition) to deliver, to the Administrative Agent, in form and substance reasonably acceptable to the Administrative Agent, (a) in the event such Guarantor has rights in any Subsidiary Securities of a Domestic Subsidiary or Direct Foreign Subsidiary, (i) the Pledge Agreement (or Pledge Joinder Agreement) which shall pledge to the Administrative Agent for the benefit of the Secured Parties the Pledged Interests of each Domestic Subsidiary and Direct Foreign Subsidiary,
(ii) if such Pledged Interests are in the form of certificated securities, such certificated securities, together with undated stock powers or other appropriate transfer documents endorsed in blank pertaining thereto, (b) the Security Agreement (or Security Joinder Agreement) and the IP Security Agreement (or IP Security Joinder Agreement), (c) Uniform Commercial Code financing statements in form, substance and number as requested by the Administrative Agent, reflecting the Lien in favor of the Secured Parties on the Pledged Interests and all other Collateral, (d) documents in form, substance and number as requested by the Administrative Agent for filing with the Federal Patent and Trademark Office, the Federal Copyright Office, or such other places as requested by the Administrative Agent, reflecting the Lien in favor of the Secured Parties in the Intellectual Property, and (e) Qualifying Control Agreements (as defined in the Security Agreement) as provided in the Security Agreement. In addition, and without limiting the foregoing, the Borrower shall take and cause the Guarantors to take such further action, and deliver or cause to be delivered such further documents, as required by the Security Instruments or otherwise as the Administrative Agent may reasonably request to effect the transactions contemplated by this Article IIA and each of the Security Instruments. The Borrower shall also, and shall cause each Subsidiary to also, pledge to the Administrative Agent for the benefit of the Secured Parties (and as appropriate to reaffirm its prior pledge of) all of the Pledged Interests of any Domestic Subsidiary or Direct Foreign Subsidiary acquired or created on or after the Effective Date (including the Bicycle Companies), or otherwise acquired by any Subsidiary and not theretofore pledged to the Administrative Agent for the benefit of the Secured Parties, and to deliver to the Administrative Agent all of the documents and instruments in connection therewith as are required pursuant to the terms of Section 6.14 and of the Security Instruments.

         2A.02 FURTHER ASSURANCES. At the request of the Administrative Agent from time to time, the Borrower will or will cause all other Loan Parties, as the case may be, to execute, by their respective Responsible Officers, alone or with the Administrative Agent, any certificate, instrument, financing statement, control agreement, statement or document, or to procure any such certificate, instrument, statement or document, or to take such other action (and pay all connected costs) which the Administrative Agent reasonably deems necessary from time to time to create, continue or preserve the Liens in Collateral (and the perfection and priority thereof) of the Administrative Agent contemplated hereby and by the other Loan Documents and specifically including all Collateral acquired by the Borrower or other Loan Party after the Effective Date and all Collateral moved to or from time to time located at locations owned by third parties, including without limitation all leased locations, bailees, warehousemen and third party processors. The Administrative Agent is hereby irrevocably authorized to execute and file or cause to be filed, with or if permitted by applicable law without the signature of the Borrower

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or any Loan Party appearing thereon, all Uniform Commercial Code financing statements reflecting the Borrower or any other Loan Party as "debtor" and the Administrative Agent as "secured party", and continuations thereof and amendments thereto, as the Administrative Agent reasonably deems necessary or advisable to give effect to the transactions contemplated hereby and by the other Loan Documents.

         2A.03 INFORMATION REGARDING COLLATERAL. The Borrower represents, warrants and covenants that:

                  (i) the exact legal name, jurisdiction of formation and chief executive office of the Borrower and each other Person providing Collateral pursuant to a Security Instrument (each, a "Grantor") as of September 2, 2003, along with each location in which goods constituting Collateral are located as of September 2, 2003, whether owned, leased or third-party locations (together with the name of each owner of the property located at such address if not the applicable Grantor, and a summary description of the relationship between the applicable Grantor and such Person), are specified on Schedule 2A.03;

                  (ii) other than as provided in (a) above, with respect to each Grantor Schedule 2A.03 contains a true and complete list as of September 2, 2003 of (i) each exact legal name, jurisdiction of formation, and each location of the chief executive office of such Grantor at any time since April 1, 1997, (ii) each location owned or leased by a Grantor in which goods constituting Collateral having an aggregate value in excess of $100,000 are or have been located since August 1, 2002 (together with the name of each owner of the property located at such address if not the applicable Grantor), and (iii) each trade name, trademark or other trade style used by such Grantor as of September 2, 2003 since April 1, 2001 and the purposes for which it was used; and

                  (iii) with respect to each Person (other than a Grantor) that has effected any merger or consolidation with a Grantor or contributed or transferred to a Grantor any property constituting Collateral at any time from August 1, 1998 to September 2, 2003 (excluding Persons making sales in the ordinary course of their businesses to a Grantor of property constituting inventory in the hands of such seller), Schedule 2A.03 contains a true and complete list of the exact legal name, jurisdiction of formation, and chief executive office, and, to the extent such information is available, each address where Collateral was located, of each such Person at the time such merger, consolidation, contribution or transfer occurred.

The Borrower further covenants that it shall not change, and shall not permit any other Grantor to change, its name, type of entity, jurisdiction of formation (whether by reincorporation, merger or otherwise), the location of its chief executive office, or use or permit any other Grantor to use, any additional trade name, trademark or other trade style, except upon giving not less than fifteen (15) days' prior written notice to the Administrative Agent and taking or causing to be taken all such action at Borrower's or such other Grantor's expense as may be reasonably requested by the Administrative Agent to perfect or maintain the perfection of the Lien of the Administrative Agent in Collateral.

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                                  ARTICLE III

                     TAXES, YIELD PROTECTION AND ILLEGALITY

         3.01 TAXES.

         (a) Any and all payments by the Borrower to or for the account of the Administrative Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of the Administrative Agent and each Lender, taxes imposed on or measured by its net income, and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which the Administrative Agent or such Lender, as the case may be, is organized or maintains a lending office (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by any Laws to deduct any Taxes from or in respect of any sum payable under any Loan Document to the Administrative Agent or any Lender, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), the Administrative Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within 30 days after the date of such payment, the Borrower shall furnish to the Administrative Agent (which shall forward the same to such Lender) the original or a certified copy of a receipt evidencing payment thereof.

         (b) In addition, the Borrower agrees to pay any and all present or future stamp, court or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (hereinafter referred to as "Other Taxes").

         (c) If the Borrower shall be required to deduct or pay any Taxes or Other Taxes from or in respect of any sum payable under any Loan Document to the Administrative Agent or any Lender, the Borrower shall also pay to the Administrative Agent (for the account of such Lender) or to such Lender, at the time interest is paid, such additional amount that such Lender specifies is necessary to preserve the after-tax yield (after factoring in all taxes, including taxes imposed on or measured by net income) such Lender would have received if such Taxes or Other Taxes had not been imposed.

         (d) The Borrower agrees to indemnify the Administrative Agent and each Lender for (i) the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by the Administrative Agent and such Lender, (ii) amounts payable under Section 3.01(c) and (iii) any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, in each case whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Payment under this subsection
(d) shall be made within 30

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days after the date the applicable Lender or the Administrative Agent makes a demand therefor together with appropriate supporting documentation.

         3.02 ILLEGALITY. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurodollar Rate Loans as it would otherwise be obligated hereunder to make, maintain or fund, or materially restricts the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the applicable Eurodollar interbank market, or to determine or charge interest rates based upon the Eurodollar Rate, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation existing hereunder of such Lender to make or Continue Eurodollar Rate Loans or to Convert Base Rate Loans to Eurodollar Rate Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, Convert all Eurodollar Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period thereof, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans. Upon any such prepayment or Conversion, the Borrower shall also pay accrued interest on the amount so prepaid or Converted. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.

         3.03 INABILITY TO DETERMINE RATES. If the Administrative Agent or the Required Lenders determine in connection with any request for a Eurodollar Rate Loan or a Conversion to or Continuation thereof that (a) deposits in Dollars are not being offered to banks in the London eurodollar interbank market for the applicable amount and Interest Period of such Eurodollar Rate Loan, (b) adequate and reasonable means do not exist for determining the Eurodollar Base Rate for such Eurodollar Rate Loan, or (c) the Eurodollar Base Rate for such Eurodollar Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Eurodollar Rate Loan, the Administrative Agent (following notice from the Required Lenders if they make such determination) will promptly notify the Borrower and all Lenders. Thereafter, the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended until the Administrative Agent revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing, Conversion or Continuation of Eurodollar Rate Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

         3.04 INCREASED COST AND REDUCED RETURN; CAPITAL ADEQUACY; RESERVES ON EURODOLLAR RATE LOANS.

         (a) If any Lender determines that as a result of the introduction of or any change in or in the interpretation of any Law, or such Lender's compliance therewith, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Loans or (as the case may be) issuing or participating in Letters of Credit, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this subsection (a) any such increased costs or reduction in amount resulting from (i) Taxes or Other Taxes (as to which Section
3.01 shall govern), (ii)

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changes in the basis of taxation of overall net income or overall gross income by the United States or any foreign jurisdiction or any political subdivision of either thereof under the Laws of which such Lender is organized or has its Lending Office, and (iii) reserve requirements utilized, as to Eurodollar Rate Loans, in the determination of the Eurodollar Rate), then from time to time upon demand of such Lender together with appropriate supporting documentation (with a copy of such demand and documentation to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction.

         (b) If any Lender determines that the introduction of any Law regarding capital adequacy or any change therein or in the interpretation thereof, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder (taking into consideration its policies with respect to capital adequacy and such Lender's desired return on capital), then from time to time upon demand of such Lender together with appropriate supporting documentation (with a copy of such demand and documentation to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction.

         3.05 FUNDING LOSSES. Upon demand of any Lender together with appropriate supporting documentation (with a copy of such demand and documentation to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

         (a) any Continuation, Conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); or

         (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, Continue or Convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower;

including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

         For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurodollar Rate Loan made by it at the Interbank Offered Rate used in determining the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the applicable Eurodollar interbank market for Dollars for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded.

         3.06 MATTERS APPLICABLE TO ALL REQUESTS FOR COMPENSATION. A certificate of the Administrative Agent or any Lender claiming compensation under this
Article III and setting forth with specificity the additional amount or amounts to be paid to it hereunder shall be

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conclusive in the absence of manifest error. In determining such amount, the
Administrative Agent or such Lender may use any reasonable averaging and attribution methods.

         3.07 SURVIVAL. All of the Borrower's obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all Obligations.

                                   ARTICLE IV

                    CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

         4.01 CONDITIONS TO EFFECTIVENESS OF SECOND AMENDED AND RESTATED CREDIT AGREEMENT. (i) Articles IX and X of this Agreement (including, to the extent applicable, any related definitions therein) shall become immediately effective upon execution and delivery of counterparts to this Agreement by (1) the Required Lenders under the Existing Agreement, (2) all of the Revolving Lenders,
(3) all of the Original Term B Lenders, (4) all of the Add-On Term B Lenders,
(5) the Borrower and the Guarantors, (6) the L/C Issuers, and (7) the Administrative Agent, the Syndication Agent and the Co-Documentation Agents, and
(ii) all other provisions of this Agreement, the amendment and restatement of Exhibits A-E, G and H attached hereto, Amendment No. 3 to Security Agreement (as defined in clause (a)(xvii) below), and the obligation of each Add-On Term Loan B Lender to make any Credit Extension hereunder and of each Revolving Lender to continue to make Credit Extensions hereunder shall become effective upon the prior or concurrent satisfaction of the following conditions precedent (in addition to the delivery of the counterparts referenced in clause (i) above and any applicable conditions precedent contained in Section 4.02) on or prior to July 31, 2004 (the date of satisfaction of such conditions precedent, being referred to herein as the "Effective Date"); it being agreed that prior to the Effective Date, the terms and conditions of the Existing Agreement with respect to all provisions other than Articles IX and X hereof (including, to the extent applicable, any related definitions therein) shall remain in full force and effect until the occurrence of the Effective Date:

         (a) Unless either (x) waived by (A) the Administrative Agent with respect to immaterial matters or items specified in clause (iv) below with respect to which the Borrower has given assurances satisfactory to the Administrative Agent that such items shall be delivered promptly following the Effective Date, or (B) all the Lenders in all other cases, or (y) deferred to a reasonable later date after the Effective Date at the reasonable discretion of the Administrative Agent pursuant to a post-closing agreement (the "Post-Closing Agreement") between the Borrower and the Administrative Agent as of the Effective Date, a copy of which will be delivered to each of the Lenders, the Administrative Agent's receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Effective Date (or, in the case of certificates of governmental officials, a recent date before the Effective Date) and each in form and substance satisfactory to the Administrative Agent and its legal counsel:

                  (i) executed counterparts of (A) a Guaranty Joinder Agreement from each Bicycle Company that is (after giving effect to the Bicycle Acquisition) a Domestic Subsidiary, (B) a Security Joinder Agreement from each Bicycle Company that is (after giving effect to the Bicycle Acquisition) a Domestic Subsidiary other than Immaterial

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         Subsidiaries, (C) a Pledge Joinder Agreement from each Bicycle Company that is (after giving effect to the Bicycle Acquisition) a Domestic Subsidiary and owns Pledged Interests, (D) a Pledge Agreement Supplement or Pledge Joinder Agreement, as applicable, from the Borrower and each Domestic Subsidiary not described in clause (C) that owns any Subsidiary Securities of any Bicycle Company that is (after giving effect to the Bicycle Acquisition) a Domestic Subsidiary or a Direct Foreign Subsidiary, (E) an IP Security Joinder Agreement from each Bicycle Company that is (after giving effect to the Bicycle Acquisition) a Domestic Subsidiary and owns any Intellectual Property other than Non-Material Trademarks or Non-Material Domain Names, and
         (F) each other Security Instrument required to be delivered in connection herewith, in each case sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower;

                  (ii) Term Loan B Notes executed by the Borrower in favor of each Add-On Term Loan B Lender requesting such a Note;

                  (iii) such certificates of resolutions or other Organizational Action, incumbency certificates (including specimen signatures) and/or other certificates of Responsible Officers of the signing Loan Parties as the Administrative Agent may reasonably require to evidence the identities of and the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;

                  (iv) with respect to each of the Loan Parties (determined after giving effect to the Bicycle Acquisition and the Effective Date), such documents and certifications as the Administrative Agent may reasonably require to evidence that each such Loan Party is duly organized or formed, validly existing, in good standing in its jurisdiction of formation and (with respect to each Bicycle Company that is a Loan Party) qualified to engage in business in each jurisdiction in which it is required to be qualified to engage in business except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect, including certified copies of each such Loan Parties' Organization Documents, certificates of good standing and/or qualification to engage in business;

                  (v) a certificate signed by a Responsible Officer of the Borrower certifying (A) that the conditions specified in Sections 4.01, 4.02(a) and (b) have been satisfied, (B) that there is no event, circumstance, action, suit, investigation or proceeding pending or, to the best of the Borrower's knowledge, threatened in any court or before any arbitrator or Governmental Authority since the date of the Audited Financial Statements which has or could reasonably be expected to have a Material Adverse Effect, (C) that (I) the Bicycle Acquisition has been consummated, or is being consummated substantially simultaneously herewith, in accordance in all material respects with the terms of the Bicycle Acquisition Documents and in material compliance with applicable law and regulatory approvals, (II) all material governmental, shareholder, director and third party consents and approvals necessary in connection with the Bicycle Acquisition shall have been obtained, (III) all such consents and approvals shall be in force and effect, (IV) all applicable waiting periods shall have expired (including the expiration or early termination of any Hart-Scott-Rodino waiting period) without any action being taken by

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         any Governmental Authority that could restrain, prevent or impose any material adverse conditions on the Bicycle Acquisition or that could seek or threaten any of the foregoing, (V) the Bicycle Debt Assumption and/or Release has been successfully consummated or is being consummated substantially simultaneously herewith, including the receipt of all necessary releases of the appropriate Bicycle Companies and consents from creditors of such Bicycle Indebtedness with respect thereto, (VI) all Bicycle Indebtedness not subject to the Bicycle Debt Assumption and/or Release (except for Indebtedness permitted by Section 7.03) has been paid in full and terminated or is being paid in full and terminated substantially simultaneously herewith, (VII) the aggregate purchase price of the Bicycle Acquisition does not exceed the sum of
         (x) $232,000,000 (including any amounts deposited into any escrow account for payment of indemnities or other amounts under any of the Bicycle Acquisition Documents, but excluding the Bicycle Earn-Out and transaction expenses) plus (i) working capital positive adjustments less working capital negative adjustments, as further adjusted pursuant to the Bicycle Acquisition Documents, plus (ii) any other purchase price adjustments made in accordance with the Bicycle Acquisition Documents, not to exceed $5,000,000, plus (iii) any adjustments to the purchase price approved by the Administrative Agent in its reasonable discretion, and (y) the Bicycle Earn-Out (which shall not exceed $10,000,000 in the aggregate), and (VIII) all conditions precedent to the consummation of the Bicycle Acquisition have been satisfied without waiver (except to the extent such waiver is not material or detrimental to the Lenders), (D) that as of the Effective Date, the Consolidated EBITDA of the Borrower and its Subsidiaries (computed pro forma for the consummation of the Bicycle Acquisition and all prior acquisitions included in the relevant period) for the most recently ended Four-Quarter Period of the Borrower is not less than $160,000,000, (E) that as of the Effective Date, the Senior Leverage Ratio and Total Leverage Ratio of the Borrower and its Subsidiaries (computed pro forma for the consummation of the Bicycle Acquisition and all prior acquisitions included in the relevant period) for the most recently ended Four-Quarter Period of the Borrower shall not exceed 2.30 to 1.00 and 3.50 to 1.00, respectively, and (F) after giving effect to the Bicycle Acquisition and the transactions contemplated by this Agreement, the Borrower shall have received a minimum senior secured debt rating of at least B+/Ba3 from S&P and Moody's, respectively, together with such other evidence of or documentation relating to any matters described in (A) through (F) above as the Administrative Agent may reasonably request;

                  (vi) the Borrower and each of its Subsidiaries (other than Immaterial Subsidiaries) shall be Solvent, both individually and collectively, and the Administrative Agent shall have received a certificate from a financial officer of the Borrower regarding the same;

                  (vii) an opinion or opinions of counsel to each Loan Party in form and substance satisfactory to the Administrative Agent, with respect to the enforceability of this Agreement and as to such other matters as the Administrative Agent acting on behalf of the Lenders may reasonably request;

                  (viii) with respect to each opinion delivered in connection with the Bicycle Acquisition, either (A) reliance letters from applicable counsel to the Bicycle Companies

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         or the Bicycle Seller or both, as applicable, or the Borrower entitling the Administrative Agent and the Lenders to rely on such opinion, or
         (B) inclusion of the Administrative Agent and the Lenders as reliance parties in such opinion;

                  (ix) (A) the consolidated financial statements of Bicycle and its Subsidiaries for the fiscal years ended September 30, 2002 and 2003, including balance sheets and related statements of income, stockholders' equity and comprehensive income, and cash flows, all audited and opined on by Deloitte & Touche LLP and prepared in conformity with GAAP, (B) interim quarterly financial statements of the Borrower and its subsidiaries, and of Bicycle and its subsidiaries, respectively, dated the end of the most recent fiscal quarter for which financial statements are available, (C) a balance sheet of the Borrower and its Subsidiaries, prepared by management of the Borrower on a pro forma combined basis for the consummation of the Bicycle Acquisition and the occurrence of the Effective Date, as of March 31, 2004, (D) income statements of the Borrower and its Subsidiaries, prepared by management of the Borrower on a pro forma combined basis for the consummation of the Bicycle Acquisition and the occurrence of the Effective Date, for the fiscal year ended December 31, 2003, for the Four Quarter Period ended March 31, 2004 unless the effective date is after July 31, 2004 in which case the Four Quarter Period ended June 30, 2004, (E) projected balance sheets, income statements and cash flow statements of the Borrower and its Subsidiaries prepared on a quarterly basis through December 31, 2004 and annually for the four fiscal years thereafter, (F) such other financial information and information relating to the Bicycle Acquisition as the Administrative Agent may reasonably request, and (G) a Compliance Certificate for the Borrower and its subsidiaries, prepared as of March 31, 2004, pro forma for the Bicycle Acquisition and all prior acquisitions included in the relevant period and the occurrence of the Effective Date;

                  (x) a Revolving Loan Notice or Swing Line Revolving Loan Notice, or both, if any;

                  (xi) an initial Term Loan Interest Rate Selection Notice with respect to the Add-On Term Loan B Facility;

                  (xii) the Borrower shall have acquired not less than 75% of the outstanding capital stock of the Bicycle Companies;

                  (xiii) certified copies of each of the Bicycle Acquisition Documents (executed, if applicable), with all amendments thereto, each of which shall be in form and substance satisfactory to the Administrative Agent and shall not have been amended, altered or otherwise changed or supplemented from the drafts thereof most recently delivered to and reviewed by the Administrative Agent, except as the Administrative Agent may consent (such consent not to be unreasonably withheld);

                  (xiv) evidence reasonably acceptable to the Administrative Agent of the amount required to pay in full all of the Bicycle Indebtedness not subject to the Bicycle Debt Assumption and/or Release, and evidence that on the Effective Date such amount will be paid in full and that upon such payment such indebtedness and the security interests therefor shall be cancelled and terminated and be of no further force and effect, which

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

         evidence may include payoff letters, appropriate UCC-3 Termination Statements, and other evidence of cancellation of such security interests and all such Bicycle Indebtedness and the termination of any related credit facilities as the Administrative Agent may reasonably request;

                  (xv) Uniform Commercial Code search results with respect to the Bicycle Companies showing only those Liens as are acceptable to the Lenders, which Liens shall be set forth on Schedule 7.01(l) to be attached hereto on or prior to the Effective Date;

                  (xvi) with respect to any Bicycle Company that has executed a Pledge Joinder Agreement, a Security Joinder Agreement or an IP Security Joinder Agreement hereunder, Uniform Commercial Code financing statements naming such Person as "Debtor" and naming the Administrative Agent for the benefit of the Secured Parties as "Secured Party," in form, substance and number sufficient in the reasonable opinion of the Administrative Agent and its special counsel to be filed in all Uniform Commercial Code filing offices and in all jurisdictions in which filing is necessary or advisable to perfect in favor of the Administrative Agent for the benefit of the Secured Parties the Lien on the Collateral conferred under such Security Instrument to the extent such Lien may be perfected by Uniform Commercial Code filing;

                  (xvii) Amendment No. 3 to Security Agreement ("Amendment No. 3 to Security Agreement"), substantially in the form of Exhibit I attached hereto, shall have been executed and delivered by the Grantors identified therein and the Administrative Agent on behalf of the Secured Parties (as defined therein) (it being understood that the Lenders executing and delivering counterparts to this Agreement hereby authorize the Administrative Agent to execute Amendment No. 3 to Security Agreement on their behalf); and

                  (xviii) completion of Schedule 1.02(e), which shall identify the legal name and jurisdiction of each Bicycle Company acquired on the Effective Date;

         (b) (i) Any fees required to be paid on or before the Effective Date shall have been paid; and

             (ii) (A) all Commitment Fees accrued through the Effective Date,
         (B) all Letter of Credit Fees accrued through the Effective Date and
         (C) all interest accrued on Loans through the Effective Date shall, in each case, have been paid on the Effective Date (regardless of whether such Commitment Fees, Letter of Credit Fees or interest would otherwise be payable on such date).

         (c) Unless waived by the Administrative Agent, the Borrower shall have paid all Attorney Costs of the Administrative Agent to the extent invoiced prior to or on the Effective Date, plus such additional amounts of Attorney Costs as shall constitute its reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

         (d) In the good faith judgment of the Administrative Agent and the
Lenders:

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

                  (i) there shall not have occurred or become known to the Administrative Agent or the Lenders any event, condition, situation or status since the date of the Audited Financial Statements that has had or could reasonably be expected to result in a Material Adverse Effect;

                  (ii) there shall not exist (A) any order, decree, judgment, ruling or injunction which restrains the consummation of the Bicycle Acquisition in the manner contemplated by the Bicycle Acquisition Documents, or (B) any pending or, to the knowledge of the Borrower or any Guarantor or to the Administrative Agent, threatened action, suit, investigation or other arbitral, administrative or judicial proceeding, which, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and

                  (iii) the Borrower shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate those transactions contemplated hereby to be consummated on the Effective Date without the occurrence of any default under, conflict with or violation of (A) any applicable law, rule, regulation, order or decree of any Governmental Authority or arbitral authority or (B) any agreement, document or instrument to which the Borrower or any Subsidiary is a party or by which any of them or their properties is bound.

         (e) On or before the Effective Date, all corporate and other proceedings required to be taken pursuant to the terms hereof or to be taken in connection with the transactions contemplated hereby pursuant to the terms hereof and all documents incidental thereto not previously found acceptable by the Administrative Agent, acting on behalf of the Lenders, shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all such counterpart originals or certified copies of such documents as the Administrative Agent may reasonably request.

         4.02 CONDITIONS TO ALL CREDIT EXTENSIONS AND CONVERSIONS AND CONTINUATIONS. The obligation of each applicable Lender to honor any Revolving Loan Notice, Swing Line Revolving Loan Notice or Term Loan Interest Rate Selection Notice (other than a Revolving Loan Notice or Term Loan Interest Rate Selection Notice requesting only a Conversion of Eurodollar Rate Loans to Base Rate Loans) is subject to the following conditions precedent:

         (a) The representations and warranties of the Borrower contained in
Article V or in any other Loan Documents shall be true and correct on and as of the date of such Credit Extension, Conversion or Continuation, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

         (b) No Default or Event of Default shall exist, or would result from such proposed Credit Extension, Conversion or Continuation.

         (c) The Administrative Agent and, if applicable, the applicable L/C Issuer or the Swing Line Lender shall have received a Revolving Loan Notice, Swing Line Revolving Loan Notice, a Letter of Credit Application or a Term Loan Interest Rate Selection Notice, as applicable, in accordance with the requirements hereof.

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

         (d) The Administrative Agent shall have received, in form and substance reasonably satisfactory to it, such other assurances, certificates, documents or consents related to the foregoing as the Administrative Agent or the Required Lenders reasonably may require.

         Each Revolving Loan Notice, Swing Line Revolving Loan Notice, Letter of Credit Application and Term Loan Interest Rate Selection Notice submitted by the Borrower under this Section 4.02 shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.


                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants (each of such representations and warranties as made or reaffirmed as of and at all times after the Effective Date to be deemed made giving effect to the Bicycle Acquisition) to the Administrative Agent and the Lenders that:

         5.01 EXISTENCE, QUALIFICATION AND POWER; COMPLIANCE WITH LAWS. Each Loan Party (a) is a corporation, limited partnership, partnership or limited liability company duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute and deliver, and perform its obligations under, the Transaction Documents and the Loan Documents to which it is a party, (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, except where the failure so to qualify or be licensed could not reasonably be expected to have a Material Adverse Effect, and (d) is in compliance with all Laws, except to the extent any non-compliance could not reasonably be expected to have a Material Adverse Effect.

         5.02 AUTHORIZATION; NO CONTRAVENTION.

         (a) Except as set forth on Schedule 5.02(a), the execution, delivery and performance by each Loan Party of each Transaction Document to which such Person is party, have been duly authorized by all necessary corporate or other Organizational Action, and do not and will not (i) contravene the terms of any of the Person's Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation or imposition of any Lien (other than Permitted Liens) under, any material Contractual Obligation to which the Person is a party or any order, injunction, writ or decree of any Governmental Authority or arbitral award to which such Person or its property is subject, except any Liens in favor of the Administrative Agent and the Lenders created by the Loan Documents; or (iii) violate any Law the violation of which could reasonably be expected to have a Material Adverse Effect.

         (b) The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other Organizational Action, and do not and will not (i) contravene the terms of any of the

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

Person's Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation or imposition of any Lien under, any Contractual Obligation to which the Person is a party or any order, injunction, writ or decree of any Governmental Authority or arbitral award to which such Person or its property is subject, except any Liens in favor of the Administrative Agent and the Lenders created by the Loan Documents; or (iii) violate any Law.

         5.03 GOVERNMENTAL AND THIRD-PARTY AUTHORIZATION; GAMING AUTHORIZATIONS.

         (a) No further approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority, including any Gaming Authority, or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement, any other Loan Document, or any Transaction Document which, in each instance, either (i) has not been obtained or effected or (ii) with respect to which the failure so to obtain or effect could not reasonably be expected to have a Material Adverse Effect.

         (b) All Gaming Authorizations have been duly obtained and are in full force and effect in each jurisdiction where the business of the Borrower or its Subsidiaries require such Gaming Authorizations, except where any such failure to obtain such Gaming Authorizations or any such conflict or restriction could not reasonably be expected to result in, either individually or in the aggregate, a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries has received any written notice or other written communications from any Gaming Authority regarding (i) any revocation, withdrawal, suspension, termination or modification of, or the imposition of any material conditions with respect to, any Gaming Authorizations, or (ii) any other limitations on the conduct of business by the Borrower or any of its Subsidiaries, except where any such revocation, withdrawal, suspension, termination, modification, imposition or limitation could not reasonably be expected to result in, either individually or in the aggregate, a Material Adverse Effect.

         5.04 BINDING EFFECT. This Agreement and each Transaction Document has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement and each Transaction Document constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization and other similar Laws relating to or affecting creditors' rights generally and by the application of general equitable principles (whether considered in proceedings at law or in equity).

         5.05 FINANCIAL STATEMENTS; NO MATERIAL ADVERSE EFFECT.

         (a) Each of the Audited Financial Statements (i) was prepared in accordance with GAAP consistently applied with respect to accounting principles throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Borrower and its Subsidiaries, including liabilities for

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

taxes, material commitments and Indebtedness to the extent disclosure of the same (including disclosure in the notes to financial statements) would be required to be disclosed under GAAP.

         (b) Each of the financial statements delivered pursuant to Section 4.01(a)(ix)(A) (i) was prepared in accordance with GAAP consistently applied with respect to accounting principles throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present in all material respects the financial condition of Bicycle and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby; and
(iii) show all material indebtedness and other liabilities, direct or contingent, of Bicycle and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness to the extent disclosure of the same (including disclosure in the notes to financial statements) would be required to be disclosed under GAAP.

         (c) (i) The financial reports delivered pursuant to Section 4.01(a)(ix)(B) hereof were prepared in accordance with GAAP consistently applied with respect to accounting principles throughout the period covered thereby, except as otherwise expressly noted therein and except, in the case of the interim financial statements provided therewith, no footnoted disclosures required by GAAP were provided; and (ii) each of the pro forma balance sheet and the pro forma income statement, giving effect to the Bicycle Acquisition, delivered pursuant to Section 4.01(a)(ix)(C) and (D) hereof (I) fairly presents in all material respects the pro forma financial condition of the Borrower and its Subsidiaries as of the date thereof on a pro forma basis, and (II) shows all direct, non-contingent material indebtedness and other liabilities of the Borrower and its Subsidiaries as of the date thereof, including direct, non-contingent liabilities for taxes, material commitments and Indebtedness, pro forma for the Bicycle Acquisition.

         (d) Since the date of the Audited Financial Statements, there has been no event or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

         5.06 LITIGATION. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower or any of the Guarantors, threatened, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of its Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement, any other Loan Document or any Transaction Document, or any of the transactions contemplated thereby or hereby, or (b) if determined adversely, could reasonably be expected to have a Material Adverse Effect.

         5.07 NO DEFAULT. Neither the Borrower nor any Subsidiary is in default under or with respect to any Contractual Obligation that could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

         5.08 OWNERSHIP OF PROPERTY; LIENS. Each of the Borrower and its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. As of September 2, 2003, and giving effect to the application of the proceeds of the Subordinated Notes, the Term Loans and any Revolving Loans made or outstanding on September 2, 2003,

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

and the consummation of the Lehigh Acquisition as of September 2, 2003, the property of the Borrower and its Subsidiaries is subject to no Liens, other than Liens permitted by Section 7.01.

         5.09 ENVIRONMENTAL COMPLIANCE. (a) The Borrower and each Subsidiary is in compliance in all material respects with all applicable Environmental Laws and has been issued and currently maintains all required federal, state and local permits, licenses, certificates and approvals, except to the extent the failure to have so been issued and maintain any such permit, license, certificate or approval could not reasonably be expected to have a Material Adverse Effect, and (b) neither the Borrower nor any Subsidiary has been notified of any pending or threatened action, suit, proceeding or investigation, and neither the Borrower nor any Subsidiary is aware of any facts, which (i) calls into question, or could reasonably be expected to call into question, compliance by the Borrower or any Subsidiary with any Environmental Laws, (ii) seeks, or could reasonably be expected to form the basis of a meritorious proceeding, to suspend, revoke or terminate any license, permit or approval necessary for the operation of the Borrower's or any Subsidiary's business or facilities or for the generation, handling, storage, treatment or disposal of any Hazardous Materials, or (iii) seeks to cause, or could reasonably be expected to form the basis of a meritorious proceeding to cause, any property of the Borrower or any Subsidiary or other Loan Party to be subject to any restrictions on ownership, use, occupancy or transferability under any Environmental Law, any of which could reasonably be expected to have a Material Adverse Effect.

         5.10 INSURANCE. The properties of the Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Borrower, in such amounts (after giving effect to any self-insurance compatible with the following standards), with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or its Subsidiaries operate. In addition to, and without being limited by, the foregoing, the Borrower and its Subsidiaries are currently maintaining the insurance required by each of the Security Instruments, and all premiums payable in respect of such insurance are current and all such insurance is in force.

         5.11 TAXES. The Borrower and its Subsidiaries have filed all Federal, state and other material tax returns and reports required to be filed, and have paid all Federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. After giving effect to the issuance of the Subordinated Notes there is no proposed tax assessment against the Borrower or any Subsidiary, including any such assumed by any Loan Party under the Transaction Documents, that would, if made, have a Material Adverse Effect.

         5.12 ERISA COMPLIANCE.

         (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws, except for any required amendment for which the remedial amendment period as defined in
Section 401(b) of the Code has not yet expired. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being

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

processed by the IRS with respect thereto and, to the best knowledge of the Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification. The Borrower and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

         (b) There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

         (c) (i) No ERISA Event has occurred or is reasonably expected to occur;
(ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA.

         5.13 SUBSIDIARIES. The Borrower (i) has no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13 as of September 2, 2003 and additional Subsidiaries created or acquired after September 2, 2003 in compliance with Section 6.14; and (ii) has no equity investments in any other corporation or entity other than those specifically disclosed in Part (b) of
Schedule 5.13 as of September 2, 2003 and additional equity investments made after September 2, 2003 in accordance with the terms of this Agreement.

         5.14 MARGIN REGULATIONS; INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY ACT.

         (a) The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.

         (b) None of the Borrower, any Person controlling the Borrower, or any Subsidiary (i) is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, or (ii) is or is required to be registered as an "investment company" under the Investment Company Act of 1940.

         5.15 DISCLOSURE. No statement, information, report, representation, or warranty made by any Loan Party in any Loan Document or furnished to the Administrative Agent or any Lender by or on behalf of any Loan Party in connection with any Loan Document (a) except with respect to financial projections concerning the Borrower and its Subsidiaries, contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary

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

to make the statements therein, in light of the circumstances under which they were made, not misleading, or (b) in the case of financial projections concerning the Borrower and its Subsidiaries, have been prepared in good faith based upon assumptions the Borrower believes to be reasonable.

         5.16 INTELLECTUAL PROPERTY; LICENSES, ETC. The Borrower and its Subsidiaries own, or possess the right to use, all Intellectual Property that is currently used for the operation of their respective businesses, without known conflict with the rights of any other Person. To the best knowledge of the Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Borrower or any Subsidiary infringes upon any rights held by any other Person. No claim or litigation regarding any of the foregoing is pending or, to the best knowledge of the Borrower, threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Borrower, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

         5.17 [INTENTIONALLY OMITTED].

         5.18 SOLVENCY. On and after the Effective Date, the Borrower and each of the Subsidiaries (other than Immaterial Subsidiaries, as to which no representation is made) are Solvent, both individually and collectively, measured after giving effect to (i) the consummation of each Permitted Acquisition (ii) the Credit Extension of the Add-On Term Loan B Facility hereunder on the Effective Date, (iii) all other Borrowings and repayments of the Revolving Credit Facility and the Term Loans on the Effective Date, and (iv) the assumption of any Indebtedness and repayment and cancellation of any Indebtedness in connection with each Permitted Acquisition.

         5.19 OFF-BALANCE SHEET LIABILITIES. Neither the Borrower nor any Subsidiary has any Off-Balance Sheet Liabilities.

         5.20 TAX SHELTER REGULATIONS. The Borrower does not intend to treat the Revolving Loans, the Swing Line Loans, the Term Loans and/or the Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event the Borrower determines to take any action inconsistent with such intention, it will promptly notify the Administrative Agent thereof. If the Borrower so notifies the Administrative Agent, the Borrower acknowledges that one or more of the Lenders may treat its Revolving Loans, its Pro Rata Term A Share of the Term Loan A, its Pro Rata Term B Share of the Term Loan B, and/or its interest in Swing Line Loans and/or Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation.

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

         So long as any Lender shall have any Revolving Credit Commitment hereunder, any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain

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outstanding (other than contingent Obligations consisting of continuing indemnities and other contingent Obligations of the Borrower or any Guarantor that may be owing to the Lenders pursuant to the Loan Documents and expressly survive termination of this Agreement), the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03 and 6.11) cause each Subsidiary to:

         6.01 FINANCIAL STATEMENTS. Deliver to the Administrative Agent and each Lender, in form and detail reasonably satisfactory to the Administrative Agent and the Required Lenders:

         (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated and consolidating statements of income or operations, cash flows and (as to consolidated statements only) stockholders' equity for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, and (except with respect to consolidating balance sheets and related consolidating statements) audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any qualifications or exceptions as to the scope of the audit or the going concern status of the Borrower nor to any other qualifications and exceptions not reasonably acceptable to the Required Lenders; and

         (b) as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, a consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated and consolidating statements of income or operations, cash flows and (as to consolidated statements only) stockholders' equity for such fiscal quarter and for the portion of the Borrower's fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Borrower as fairly presenting the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal, recurring year end audit adjustments and the absence of footnotes.

         6.02 CERTIFICATES; OTHER INFORMATION. Deliver to the Administrative Agent and each Lender, in form and detail reasonably satisfactory to the Administrative Agent and the Required Lenders:

         (a) concurrently with the delivery of the financial statements referred to in Section 6.01(a), a certificate of its independent certified public accountants certifying such financial statements and stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default under the financial covenants set forth herein or, if any such Default or Event of Default shall exist, stating the nature and status of such event;

         (b) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower;

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         (c) concurrently with the delivery of the financial statements referred to in Sections 6.01(a), quarterly projected financial statements, and quarterly projected working capital detail, for the next fiscal year of the Borrower, all prepared by management of the Borrower.

         (d) promptly after any request by the Administrative Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of the Borrower by independent accountants in connection with the accounts or books of the Borrower or any Subsidiary, or any audit of any of them;

         (e) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto;

         (f) promptly after the Borrower has notified the Administrative Agent of any intention by the Borrower to treat the Revolving Loans, the Swing Line Loans, the Term Loans and/or the Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation
Section 1.6011-4), a duly completed copy of IRS Form 8886 or any successor form; and

         (g) promptly, such additional information regarding the business, financial or corporate affairs of the Borrower or any Subsidiary as the Administrative Agent, at the reasonable request of any Lender, may from time to time request.

         Each document required to be delivered pursuant to Section 6.01(a) or
(b) or Section 6.02(e) shall be deemed to have been delivered on the date on which the Borrower posts such document on the Borrower's website on the Internet at the website address listed on Schedule 10.02 hereof, or when such document is posted on the Securities and Exchange Commission's website at www.sec.gov (the "SEC Website") or on an Internet website established by the Administrative Agent with Intralinks, Inc. or other similarly available electronic media (each of the foregoing an "Informational Website"); provided that (i) the Borrower shall deliver paper copies of all such documents to the Administrative Agent or any Lender that requests the Borrower to deliver such paper copies until a request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Administrative Agent and each Lender shall be notified by electronic mail of the applicable Informational Website and of the posting of each such document. The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above in this paragraph, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

         6.03 NOTICES. Promptly notify the Administrative Agent and each Lender:

         (a) of the occurrence of any Default or Event of Default;

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         (b) of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, any of the Transaction Documents or any other Contractual Obligation of the Borrower or any Subsidiary; or (ii) any dispute, litigation, investigation, proceeding or suspension between the Borrower or any Subsidiary and any Governmental Authority;

         (c) of any litigation, investigation or proceeding affecting the Borrower or any Subsidiary in which the amount involved (excluding amounts covered by applicable insurance as to which no reservation of rights is in effect) exceeds the Threshold Amount, or in which injunctive relief or similar relief is sought, which relief, if granted, could reasonably be expected to have a Material Adverse Effect;

         (d) of the occurrence of any material ERISA Event;

         (e) of any material change in accounting policies or financial reporting practices by the Borrower or any Subsidiary; and

         (f) of any (i) violation or alleged violation by the Borrower or any Subsidiary of any applicable Environmental Laws; (ii) release or threatened release by the Borrower or any Subsidiary, or by any Person handling, transporting or disposing of any Hazardous Materials on behalf of the Borrower or any Subsidiary, or at any facility or property owned or leased or operated by the Borrower or any Subsidiary, of any Hazardous Materials, except where occurring legally; (iii) liability or alleged liability of the Borrower or any Subsidiary for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials; or (iv) the commencement of, or any material development in, any litigation or proceeding affecting the Borrower or any Subsidiary, including pursuant to any applicable Environmental Laws except to the extent such litigation or proceeding could not reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section 6.03 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto, and with respect to matters in subsection (f), copies of all related notices, complaints, orders, directives, claims and citations. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement or other Loan Document that have been breached.

         6.04 PAYMENT OF OBLIGATIONS. Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary; (b) all lawful claims which, if unpaid, would by law become a Lien (other than during the period in which such Lien may be a Permitted Lien) upon its property, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary and foreclosure or other enforcement of such Liens in respect of the Collateral have not commenced or have been effectively stayed; and (c) all Indebtedness, as and when due and payable, but subject to any

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subordination provisions contained in any instrument or agreement evidencing such Indebtedness and subject to any provision of this Agreement.

         6.05 PRESERVATION OF EXISTENCE, ETC. Except in a transaction permitted by Section 7.04 or 7.05, preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization; take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, and preserve or renew all of its registered Intellectual Property, except in each case to the extent failure to do so could not reasonably be expected to have a Material Adverse Effect.

         6.06 MAINTENANCE OF PROPERTIES. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; and (b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         6.07 MAINTENANCE OF INSURANCE. In the event compliance with the insurance requirements set forth in the Security Instruments does not satisfy the following requirements, maintain with financially sound and reputable insurance companies not Affiliates of the Borrower, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance compatible with the following standards) as are customarily carried under similar circumstances by such other Persons and providing for not less than 30 days prior notice to the Administrative Agent of termination, lapse or cancellation of such insurance.

         6.08 COMPLIANCE WITH LAWS AND CONTRACTUAL OBLIGATIONS; MAINTENANCE OF GAMING LICENSES.

         (a) Comply in all material respects with the requirements of all Laws (including Environmental Laws) and Contractual Obligations applicable to it or to its business or property, except (other than with respect to those matters covered in subsection (b) below) in such instances in which (i) such requirement of Law or Contractual Obligation is being contested in good faith by appropriate proceedings diligently conducted or a bona fide dispute exists with respect thereto; or (ii) with respect to Contractual Obligations only, the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

         (b) In addition to the foregoing, if the Borrower or any Subsidiary shall receive any letter, notice, complaint, order, directive, claim or citation alleging that the Borrower or any Subsidiary has violated any Environmental Law, has released any Hazardous Material, or is liable for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials, the Borrower and any Subsidiary shall, within the time period permitted and to the extent required by applicable Laws or the Governmental Authority responsible for enforcing such Environmental Law, remove or remedy, or cause the applicable Subsidiary to remove or remedy, such violation or release or satisfy such liability unless such requirement is being contested in good faith by appropriate proceedings diligently conducted and adequate

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reserves in accordance with GAAP are being maintained by the Borrower or such
Subsidiary and such contest effectively stays any requirement to effect such removal or remedy.

         (c) The Borrower shall, and shall cause each of its Subsidiaries to, maintain such valid Gaming Authorizations, gaming licenses, registrations and findings of suitability in all jurisdictions in which the Borrower or its Subsidiaries engage in business requiring such Gaming Authorizations, except to the extent that any failure to maintain such item, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; provided, further, the Borrower and each of its Subsidiaries shall not transfer any such Gaming Authorizations or gaming licenses which are required in their respective business operations to any other Person unless the applicable Gaming Authority (including for avoidance of doubt, the Missouri Gaming Commission) has approved the pledge to the Administrative Agent for the benefit of the Secured Parties of the Pledged Interests of such Person.

         6.09 BOOKS AND RECORDS. (a) Maintain proper books of record and account, in which full, true and correct entries shall be made of all financial transactions and matters involving the assets and business of the Borrower or such Subsidiary, as the case may be, pursuant to which financial statements in conformity with GAAP consistently applied with respect to accounting principles can be created; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Borrower or such Subsidiary, as the case may be.

         6.10 INSPECTION RIGHTS. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at reasonable times during normal business hours as often as may be reasonably desired, and upon reasonable advance notice to the Borrower, and (subject to the following proviso) (a) at the expense of the Borrower one time per year in the case of inspection by the Administrative Agent or such other Lender as it may designate, and (b) otherwise at the expense of the Lenders; provided, however, that when a Default or Event of Default has occurred and is continuing the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the sole expense of the Borrower at any time during normal business hours and without advance notice.

         6.11 COMPLIANCE WITH ERISA. Do, and cause each of its ERISA Affiliates to do, each of the following: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code.

         6.12 USE OF PROCEEDS. Use the proceeds of the Credit Extensions (i) for working capital, Capital Expenditures, and other general corporate purposes of the Borrower and its Subsidiaries not in contravention of any Law or of any Loan Document, and (ii) with respect only to the Add-On Term Loan B Facility, together with available cash, to pay the cash portion of the purchase price of the Bicycle Acquisition, and to pay fees and expenses incurred in connection with the Bicycle Acquisition.

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

         6.13 MAINTAIN PRINCIPAL LINE OF BUSINESS. Continue at all times to conduct its business and engage principally in the Permitted Business.

         6.14 NEW SUBSIDIARIES AND PLEDGORS. (a) As soon as practicable but in any event within 40 days following the acquisition or creation of any Subsidiary that is a Domestic Subsidiary or Direct Foreign Subsidiary, but excluding the Bicycle Acquisition (with respect to which the provisions of Section 4.01 will govern and must be satisfied as of the Effective Date), cause to be delivered to the Administrative Agent each of the following:

                  (i) if such Subsidiary is a Domestic Subsidiary, a Guaranty Joinder Agreement duly executed by such Subsidiary;

                  (ii) if such Subsidiary is a Domestic Subsidiary, a Security Joinder Agreement duly executed by such Subsidiary (with all schedules thereto appropriately completed);

                  (iii) if such Subsidiary is a Domestic Subsidiary or a Direct Foreign Subsidiary, and any of the Subsidiary Securities issued by such Subsidiary are owned by a Subsidiary who has not then executed and delivered to the Administrative Agent the Pledge Agreement or a Pledge Joinder Agreement granting a Lien to the Administrative Agent, for the benefit of the Secured Parties, in such Pledged Interests, a Pledge Joinder Agreement (with all schedules thereto appropriately completed) duly executed by the Subsidiary that directly owns such Pledged Interest (and, as to Pledged Interests issued by any Direct Foreign Subsidiary, a pledge agreement or comparable document pursuant to the laws of the jurisdiction of formation of such Subsidiary in form and substance acceptable to the Administrative Agent, unless otherwise agreed to by the Administrative Agent in its sole discretion);

                  (iv) if such Subsidiary is a Domestic Subsidiary or a Direct Foreign Subsidiary, and any of the Subsidiary Securities issued by such Subsidiary are owned by the Borrower or a Subsidiary who has previously executed a Pledge Agreement or a Pledge Joinder Agreement, a Pledge Agreement Supplement by each Borrower and Subsidiary that owns any of such Pledged Interests with respect to such Pledged Interests in the form required by the Pledge Agreement;

                  (v) if the Pledged Interests issued or owned by such Subsidiary constitute securities under Article 8 of the Uniform Commercial Code (A) the certificates representing 100% of such Pledged Interests and (B) duly executed, undated stock powers or other appropriate powers of assignment in blank affixed thereto;

                  (vi) if such Subsidiary is a Domestic Subsidiary and itself owns any Subsidiary Securities issued by any Subsidiary that is, or after such acquisition or transaction will be, a Domestic Subsidiary or Direct Foreign Subsidiary, a Pledge Joinder Agreement (with all schedules thereto appropriately completed) duly executed by such Subsidiary (and, as to Pledged Interests issued by any Direct Foreign Subsidiary, a pledge agreement or comparable document pursuant to the laws of the jurisdiction of formation of such Subsidiary in form and substance reasonably acceptable to the Administrative Agent, unless otherwise agreed to by the Administrative Agent in its sole discretion);

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                  (vii) if such Subsidiary is a Domestic Subsidiary and owns any
         Intellectual Property, (A) an IP Security Joinder Agreement duly executed by such Subsidiary (with all schedules thereto appropriately completed) and (B) with respect to any Intellectual Property owned by the Borrower or a Domestic Subsidiary that is registered in a jurisdiction outside the United States, to the extent deemed necessary by the Administrative Agent in its reasonable discretion, an intellectual property security agreement or comparable document pursuant to the laws of the jurisdiction in which such Intellectual Property is registered, in form and substance reasonably acceptable to the Administrative Agent;

                  (viii) with respect to any Person that has executed a Pledge Joinder Agreement, a Pledge Agreement Supplement, a Security Joinder Agreement or an IP Security Joinder Agreement hereunder, Uniform Commercial Code financing statements naming such Person as "Debtor" and naming the Administrative Agent for the benefit of the Secured Parties as "Secured Party," in form, substance and number sufficient in the reasonable opinion of the Administrative Agent and its special counsel to be filed in all Uniform Commercial Code filing offices and in all jurisdictions in which filing is necessary or advisable to perfect in favor of the Administrative Agent for the benefit of the Secured Parties the Lien on the Collateral conferred under such Security Instrument to the extent such Lien may be perfected by Uniform Commercial Code filing;

                  (ix) unless the Administrative Agent expressly waives such requirement, an opinion or opinions of counsel to each Subsidiary executing any Joinder Agreement or Pledge Supplement, and the Borrower if it executes a Pledge Supplement, provided for in this Section 6.14 dated as of the date of delivery of such applicable Joinder Agreements (and other Loan Documents) provided for in this Section 6.14 and addressed to the Administrative Agent and the Lenders, in form and substance reasonably acceptable to the Administrative Agent, each of which opinions may be in form and substance, including assumptions and qualifications contained therein, substantially similar to those opinions of counsel delivered pursuant to Section 4.01(a)).

                  (x) current copies of the Organizational Documents and Operating Documents of each such Subsidiary that is a Domestic Subsidiary, minutes of duly called and conducted meetings (or duly effected consent actions) of the Board of Directors, partners, or appropriate committees thereof (and, if required by such Organizational Documents, Operating Documents or applicable law, of the shareholders, members or partners) of such Domestic Subsidiary authorizing the actions and the execution and delivery of documents described in this
         Section 6.14, all certified by the applicable Governmental Authority or appropriate officer as the Administrative Agent may elect.

         (b) As soon as practicable but in any event within 30 days following the acquisition of any Pledged Interests by any Subsidiary who has not theretofore executed the Pledge Agreement or a Pledge Joinder Agreement and who is not required to deliver a Pledge Joinder Agreement pursuant to the preceding provisions of this Section 6.14, cause to be delivered to the Administrative Agent a Pledge Joinder Agreement (with all schedules thereto appropriately completed) duly executed by the Subsidiary (and, as to Pledged Interests issued by any Direct Foreign Subsidiary, a pledge agreement or comparable document pursuant to the laws of the jurisdiction of formation of such Subsidiary in form and substance reasonably acceptable to the

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Administrative Agent, unless otherwise agreed to by the Administrative Agent in its sole discretion), and the documents, stock certificates, stock powers, financing statements, opinions, Organizational Documents, Operating Documents, and Organizational Action relating thereto and to the pledge contained therein and described in clauses (v), (viii), (ix) and (x) of Section 6.14(a).

         (c) Notwithstanding anything contained in Sections 6.14(a) and (b), so long as no Default or an Event of Default has occurred and is continuing, nothing contained in Section 6.14(a) or (b) shall apply to any Immaterial Subsidiary (or to the pledge of Pledged Interests of any Direct Foreign Subsidiary that would be an Immaterial Subsidiary if it were a Domestic Subsidiary) acquired or created after the Effective Date, provided that in the event any Subsidiary ceases at any time to be an Immaterial Subsidiary (or as to any Direct Foreign Subsidiary whose Pledged Interests have not been pledged by virtue of the preceding sentence, such Subsidiary would no longer be an Immaterial Subsidiary if it were a Domestic Subsidiary) it shall, not later than thirty days after ceasing to be an Immaterial Subsidiary, comply with the provisions of Section 6.14(a) and (b).

         6.15 FURTHER ASSURANCES. At the Borrower's cost and expense, upon request of the Administrative Agent, duly execute and deliver or cause to be duly executed and delivered, to the Administrative Agent such further instruments, documents, certificates, financing and continuation statements, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Agreement, the Guaranty, the Security Instruments and the other Loan Documents.

                                  ARTICLE VII

                               NEGATIVE COVENANTS

         So long as any Lender shall have any Revolving Credit Commitment hereunder, any Loan or other Obligation shall remain unpaid or unsatisfied (other than contingent Obligations consisting of continuing indemnities and other contingent Obligations of the Borrower or any Guarantor that may be owing to the Lenders pursuant to the Loan Documents and expressly survive termination of this Agreement), or any Letter of Credit shall remain outstanding, the Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly:

         7.01 LIENS. Create, incur, assume or suffer to exist, any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following (collectively, the "Permitted Liens"):

         (a) Liens created or arising pursuant to the Security Instruments or any other Loan Document;

         (b) Liens existing as of September 2, 2003 and listed on Schedule 7.01 and any renewals or extensions thereof, provided that the property covered thereby is not increased and any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.03(b);

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         (c) Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

         (d) statutory Liens of landlords who are not subject to a Landlord Waiver, carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

         (e) pledges or deposits in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;

         (f) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, or arising as a result of process payments under government contracts to the extent required or imposed by applicable Laws, all to the extent incurred in the ordinary course of business;

         (g) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;

         (h) Liens securing judgments for the payment of money in an aggregate amount not in excess of the Threshold Amount (except to the extent covered by independent third-party insurance as to which the insurer has acknowledged in writing its obligation to cover), unless any such judgment remains undischarged for a period of more than 30 consecutive days during which execution is not effectively stayed;

         (i) Liens securing Indebtedness of any Subsidiary that is not a Guarantor to the Borrower or any Subsidiary;

         (j) Liens securing Indebtedness permitted under Section 7.03(e); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (ii) the Indebtedness secured thereby (x) is not less than 75% of the cost of property acquired on the date of acquisition and (y) does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition;

         (k) Liens on assets other than equity interests in any Subsidiary securing Indebtedness (including Indebtedness committed to the Borrower or any Subsidiary but not advanced) in aggregate outstanding principal amount not to exceed $12,500,000 at any time; and

         (l) Liens existing as of the Effective Date with respect to the Bicycle Companies and listed on Schedule 7.01(l) and any renewals or extensions thereof, provided that the principal amount of obligations secured thereby is not increased (except for any fees, expenses and

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accrued and unpaid interest associated with such renewals or extensions thereof)
and the Liens securing such obligations shall be limited to the property or assets that, immediately prior to such renewal or extension, secured such Indebtedness to such property or assets, and any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.03(b);

         7.02 INVESTMENTS. Make any Investments, except:

         (a) Investments that are existing as of September 2, 2003 and listed on
Schedule 7.02, including any Investment in connection with the Tilia Escrow Agreement;

         (b) Investments held by the Borrower or such Subsidiary in the form of Eligible Securities and cash equivalents;

         (c) advances to officers, directors and employees of the Borrower and Subsidiaries in an aggregate amount not to exceed $500,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes;

         (d) Investments of (i) any Subsidiary in the Borrower, (ii) of the Borrower or any Subsidiary in a Guarantor, (iii) of any Subsidiary that is not a Guarantor in another Subsidiary that is not a Guarantor, or (iv) of the Borrower or any Guarantor in any Subsidiary that is not a Guarantor in an amount not to exceed $11,000,000 in the aggregate at any time outstanding;

         (e) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

         (f) Investments permitted by Section 7.04;

         (g) Permitted Acquisitions;

         (h) Investments pursuant to the exercise of rights under the of Bicycle Put/Call Agreement;

         (i) Investments in Heracleo Naipes Fournier, a Subsidiary of Bicycle, in an amount not to exceed $10,000,000; and

         (j) other Investments in aggregate outstanding principal amount not to exceed, at any time, $10,000,000.

         7.03 INDEBTEDNESS. Allow or permit any Subsidiary to create, incur, assume or suffer to exist any Indebtedness other than:

         (a) Indebtedness under the Loan Documents;

         (b) Indebtedness outstanding as of September 2, 2003 under the Subordinated Notes and any refinancings, refundings, renewals or extensions thereof; provided that (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to the fees and expenses reasonably incurred in connection


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with such refinancing and by an amount equal to any existing commitments unutilized thereunder, (ii) none of the instruments and agreements evidencing or governing such Indebtedness shall be amended, modified or supplemented after September 2, 2003, including in connection with any refinancing, refunding, renewal or extension, to change any terms of subordination, repayment or rights of enforcement, conversion, put or exchange, or to make any covenants or events of default materially more restrictive or in any event more restrictive than as set forth herein, from such terms and rights as in effect on September 2, 2003;

         (c) Contingent Obligations of (i) the Borrower or any Guarantor in respect of Indebtedness otherwise permitted hereunder of the Borrower or any Guarantor, (ii) any Subsidiary that is not a Guarantor in respect of Indebtedness otherwise permitted hereunder of any Subsidiary, provided that with respect to each of (i) and (ii) such Contingent Obligations with respect to Indebtedness that is subordinated to the Obligations shall be subordinated to the same or greater extent, and (iii) the Borrower or any Subsidiary in the form of customary and commercially reasonable indemnification obligations incurred in good faith in connection with any Permitted Acquisition;

         (d) obligations (contingent or otherwise) of the Borrower or any Subsidiary existing or arising under any Swap Contract, provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person and not for purposes of speculation or taking a "market view;" and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;

         (e) Indebtedness in respect of Capital Leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(j); provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed $12,500,000;

         (f) Indebtedness (i) of the Borrower or any Guarantor owing to the Borrower or any Guarantor, (ii) of any Subsidiary that is not a Guarantor owing to the Borrower or any Subsidiary, and (iii) of the Borrower or any Guarantor owing to any Subsidiary that is not a Guarantor in an aggregate principal amount not to exceed $10,000,000 at any time outstanding for all such Indebtedness permitted under this subclause (iii);

         (g) Unsecured Indebtedness (i) of the Borrower and the Guarantors in an aggregate principal amount not to exceed $12,500,000 at any time outstanding, and (ii) of Subsidiaries that are not Guarantors in an aggregate principal amount not to exceed $5,000,000 at any time outstanding;

         (h) Unsecured Indebtedness subordinated in payment to the Obligations hereunder in an aggregate principal amount not to exceed $100,000,000 at any time outstanding, the terms and conditions of which Indebtedness are acceptable to the Administrative Agent;

         (i) any Permitted Acquisition Earn-Out; and

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         (j) Indebtedness under the Bicycle Put/Call Agreement.

         7.04 FUNDAMENTAL CHANGES. Merge, consolidate with or into, or convey, transfer, lease or otherwise Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default or Event of Default exists or would result therefrom and subject to Section 7.20:

         (a) any Subsidiary may merge with or transfer substantially all its assets (upon voluntary liquidation or otherwise) to any Guarantor, provided that, if a merger, the applicable Guarantor shall be the continuing or surviving Person, and provided further that if a transfer of assets in the form of a sale by a Subsidiary that is not a Guarantor, the sale shall be at fair market value and the aggregate amount of all such sales shall not exceed $10,000,000;

         (b) any Subsidiary substantially all of whose assets consist of Subsidiary Securities or other Equity Securities in any Person may merge with or transfer substantially all its assets (upon voluntary liquidation or otherwise) to the Borrower, provided that, if a merger, the Borrower shall be the continuing or surviving Person, and provided further that if a transfer of assets in the form of a sale by a Subsidiary that is not a Guarantor, the sale shall be at fair market value and the aggregate amount of all such sales shall not exceed $10,000,000;

         (c) any Subsidiary that is not a Guarantor may merge with or sell substantially all its assets (upon voluntary liquidation or otherwise) to any one or more Subsidiaries that is not a Guarantor; and

         (d) any Subsidiary may, upon not less than fifteen (15) days prior written notice to the Administrative Agent, be reincorporated in another jurisdiction or reorganized as a limited liability company, provided that the Borrower shall, and shall cause the applicable Subsidiary to (i) provide appropriate supplements to the information furnished with respect to such Subsidiary and otherwise comply with the requirements of Section 2A.03, and (ii) provide such further agreements, documents and assurances, and take such other action, as may be reasonably requested by the Administrative Agent to perfect or maintain the perfection and priority (and receive assurances thereof) of the Lien of the Administrative Agent in the Collateral; provided, however, no Domestic Subsidiary may reincorporate to a jurisdiction that would render it not a Domestic Subsidiary.

         7.05 DISPOSITIONS. In each case subject to Section 7.20, make any Disposition or enter into any agreement to make any Disposition, except:

         (a) Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;

         (b) Dispositions of inventory in the ordinary course of business;

         (c) Dispositions by the Borrower or any Subsidiary of equipment or real property which is replaced by equipment or real property of substantially equivalent or greater utility and value within ninety (90) days of the date of disposition thereof, provided that if the fair market value of the property so disposed of is greater than $10,000,000, the Administrative Agent shall

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have received notice of such disposition from the Borrower not less than twenty
(20) days prior to the consummation of such disposition;

         (d) Dispositions of property (i) by any Subsidiary to a Guarantor, (ii) by the Borrower or any Guarantor to any Guarantor, and (iii) by any Subsidiary that is not a Guarantor to any other Subsidiary that is not a Guarantor; and

         (e) Dispositions permitted by Section 7.04; and

         (f) Dispositions not otherwise permitted by (a) through (e) above, so long as the aggregate fair market value of all such property so disposed in any fiscal year of the Borrower does not exceed $50,000,000 and the Net Proceeds therefrom are applied as provided in Section 2.06(e); provided that, without increasing the $50,000,000 limit provided in this Section 7.05(f), the first $3,000,000 of aggregate Net Proceeds in each fiscal year of the Borrower realized from the Disposition of Excluded Accounts (as defined in the Security Agreement) under all Factoring Agreements shall not be required to be applied as a prepayment as would otherwise be required under Section 2.06(e).

         7.06 LEASE OBLIGATIONS. Create or suffer to exist any obligations for the payment of rent for any property under lease or agreement to lease, except:

         (a) leases in existence as of September 2, 2003 and listed on Schedule 7.06, and any renewal, refunding, extension or refinancing thereof; provided that with respect to Capital Leases and Synthetic Leases (i) the amount of such Capital Lease or Synthetic Lease is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to the fees and expenses reasonably incurred in connection with such refinancing, and
(ii) none of the instruments and agreements evidencing or governing such Capital Lease or Synthetic Lease shall be amended, modified or supplemented after September 2, 2003, including in connection with any refinancing, refunding, renewal or extension, to change any terms of subordination, repayment or rights of enforcement, conversion, put, exchange or other rights, or to make any covenants or events of default materially more restrictive or in any event more restrictive than as set forth herein, from such terms and rights as in effect on September 2, 2003; and

         (b) operating leases (other than those constituting Synthetic Lease Obligations) entered into or assumed by the Borrower or any Subsidiary after September 2, 2003 in the ordinary course of business.

         7.07 RESTRICTED PAYMENTS. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that:

         (a) (i) each Guarantor may make Restricted Payments to the Borrower and to other Guarantors, and (ii) each Subsidiary that is not a Guarantor may make Restricted Payments to other Subsidiaries and the Borrower;

         (b) the Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock of such Person; and

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

         (c) the Borrower may repurchase shares of its own stock at any time so long as both immediately before and after the making of any such repurchase, and pro forma for each such stock repurchase, (i) the Available Repurchase Amount is not less than $0, (ii) the Total Leverage Ratio is less than or equal to 1.75 to 1.00, (iii) the excess of the Aggregate Revolving Credit Commitments over the aggregate Outstanding Amount of all Revolving Loans, Swing Line Loans and L/C Obligations shall equal or exceed $15,000,000, and (iv) no Default or Event of Default shall have occurred and be continuing.

         7.08 ERISA. At any time engage in a transaction which could be subject to Section 4069 or 4212(c) of ERISA, or permit any Plan to (a) engage in any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code);
(b) fail to comply with ERISA or any other applicable Laws; or (c) incur any material "accumulated funding deficiency" (as defined in Section 302 of ERISA), which, with respect to each event listed above, could reasonably be expected to have a Material Adverse Effect.

         7.09 CHANGE IN NATURE OF BUSINESS. Engage in any material line of business other than the Permitted Business.

         7.10 TRANSACTIONS WITH AFFILIATES. Enter into any transaction of any kind with any Affiliate of the Borrower, other than for compensation and upon fair and reasonable terms with Affiliates in transactions that are otherwise permitted hereunder no less favorable to the Borrower or Subsidiary than would be obtained in a comparable arm's-length transaction with a Person other than an Affiliate.

         7.11 BURDENSOME AGREEMENTS. Enter into any Contractual Obligation that limits the ability (a) of any Subsidiary to make Restricted Payments, loans or advances to the Borrower or any Guarantor or to otherwise transfer property to the Borrower or any Guarantor, or (b) of the Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person, other than standard and customary negative pledge provisions in property acquired with the proceeds of any Capital Lease or purchase money financing that extend and apply only to such acquired property.

         7.12 USE OF PROCEEDS. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose, provided that to the extent permitted by Section 7.07(c), the proceeds of one or more Credit Extensions may be used by the Borrower to purchase stock of the Borrower so long as such purchase is made in compliance with Regulation U of the FRB and all other applicable Laws.

         7.13 FINANCIAL COVENANTS.

         (a) Consolidated Net Worth. Permit Consolidated Net Worth of the Borrower at any time to be less than the sum of (A) $181,000,000, (B) an amount equal to 50% of the Consolidated Net Income earned in each fiscal quarter ending after March 30, 2004 (with no deduction for a net loss in any such fiscal quarter) and (C) an amount equal to 100% of the aggregate increases in Stockholders' Equity of the Borrower and its Subsidiaries after September

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2, 2003 by reason of the issuance and sale of capital stock of the Borrower
(including upon any conversion of debt securities of the Borrower into such capital stock).

         (b) Total Leverage Ratio. At any time permit the Total Leverage Ratio as of the end of any Four-Quarter Period of the Borrower to be greater than the ratio set forth below opposite such Four-Quarter Period:

--------------------------------------------------------------------------------
Four-Quarter Period ending closest to:        Maximum Total Leverage Ratio
--------------------------------------------------------------------------------
March 31, 2004;
June 30, 2004;
September 30, 2004;                                   3.50 to 1.00
December 31, 2004; and
March 31, 2005
--------------------------------------------------------------------------------
June 30, 2005;
September 30, 2005;                                   3.25 to 1.00
December 31, 2005; and
March 31, 2006
--------------------------------------------------------------------------------
June 30, 2006 and thereafter                          3.00 to 1.00
--------------------------------------------------------------------------------

         (c) Senior Leverage Ratio. At any time permit the Senior Leverage Ratio as of the end of any Four-Quarter Period of the Borrower to be greater than the ratio set forth below opposite such Four-Quarter Period:

--------------------------------------------------------------------------------
Four-Quarter Period ending closest to:          Maximum Senior Leverage Ratio
--------------------------------------------------------------------------------
March 31, 2004;
June 30, 2004;
September 30, 2004;                                      2.25 to 1.00
December 31, 2004; and
March 31, 2005
--------------------------------------------------------------------------------
June 30, 2005;
September 30, 2005;                                      2.00 to 1.00
December 31, 2005; and
March 31, 2006
--------------------------------------------------------------------------------
June 30, 2006 and thereafter                             1.75 to 1.00
--------------------------------------------------------------------------------

         (d) Fixed Charge Ratio. Permit the Fixed Charge Ratio as of the end of any applicable period of the Borrower to be less than 1.25 to 1.00.

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         7.14 ACQUISITIONS. Enter into any agreement, contract, binding commitment or other arrangement providing for any Acquisition, or take any action to solicit the tender of securities or proxies in respect thereof in order to effect any Acquisition, other than the Bicycle Acquisition (which shall not be subject to the terms of this Section 7.14), unless (i) the Person to be (or whose assets are to be) acquired does not oppose such Acquisition and the line or lines of business of the Person to be acquired are a Permitted Business,
(ii) no Default or Event of Default shall have occurred and be continuing either immediately prior to or immediately after giving effect to such Acquisition and, if the Cost of Acquisition is in excess of $35,000,000, the Borrower shall have furnished to the Administrative Agent (A) pro forma historical financial statements as of the end of the most recently completed fiscal year of the Borrower and most recent interim fiscal quarter, if applicable giving effect to such Acquisition and (B) a certificate in the form of Exhibit D prepared on a historical pro forma basis as of the date of the Audited Financial Statements or, if later, as of the most recent date for which financial statements have been furnished pursuant to Section 6.01(a) or (b) giving effect to such Acquisition, which certificate shall demonstrate that no Default or Event of Default would exist immediately after giving effect thereto, (iii) the Person acquired shall be a wholly-owned Subsidiary, or be merged into a wholly-owned Subsidiary, immediately upon consummation of the Acquisition (or if assets are being acquired, the acquiror shall be a wholly-owned Subsidiary), (iv) after the consummation of the Acquisition each Subsidiary that is a Domestic Subsidiary or Direct Foreign Subsidiary shall have complied with the provisions of Section 6.14, including with respect to any new assets acquired, and (v) after giving effect to such Acquisition, the aggregate Costs of Acquisition incurred in any fiscal year (on a noncumulative basis, with the effect that amounts not incurred in any fiscal year may not be carried forward to a subsequent period), together with the aggregate amount of cash payments during such fiscal year in respect of Permitted Acquisition Earn-Outs (excluding the Lehigh Earn-Out and the Bicycle Earn-Out), shall not exceed in the aggregate $75,000,000; provided that the Costs of Acquisition for the Loew-Cornell Acquisition and the Bicycle Acquisition shall not count against the annual aggregate limit set forth in subpart (v) above.

         7.15 CAPITAL EXPENDITURES. Make or become legally obligated to make Capital Expenditures which exceed in the aggregate in any fiscal year of the Borrower described below, the amount set forth opposite each such period:

--------------------------------------------------------------------------------
Fiscal Year Ending                           Maximum Capital Expenditures
--------------------------------------------------------------------------------
December 31, 2004                                    $26,000,000
--------------------------------------------------------------------------------
December 31, 2005                                    $28,000,000
--------------------------------------------------------------------------------
December 31, 2006 and 2007                           $30,000,000
--------------------------------------------------------------------------------

; provided that (i) up to $5 million of the amount of Capital Expenditures permitted but not used in any fiscal year (without regard to any carryover from the preceding fiscal year) may be carried forward to the immediately succeeding fiscal year, and (ii) Capital Expenditures made by any of the Bicycle Companies on or after January 1, 2004 but prior to the Effective Date shall constitute Capital Expenditures made by the Borrower and its Subsidiaries in the fiscal year of the Borrower in which such Capital Expenditures were made.

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

         7.16 CHANGE IN FISCAL YEAR. Change its fiscal year.

         7.17 LIMITATION ON CASH PAYMENT OF EARN-OUTS. Pay any Permitted Acquisition Earn-Out in cash, including any such payment into escrow, unless both before and after the payment of such Permitted Acquisition Earn-Out in cash
(a) no Default or Event of Default shall have occurred and be continuing, (b) the Borrower is in pro forma compliance with the terms of the Credit Agreement, including the financial covenants in Section 7.13, after giving effect thereto,
(c) the excess of (i) the Aggregate Revolving Credit Commitments over (ii) the Outstanding Amount of all Revolving Loans, Swing Line Loans and L/C Obligations, shall not be less than $20,000,000, and (d) the Borrower delivers to the Administrative Agent and the Lenders a certificate certifying as to the matters in (a), (b) and (c) above, and setting forth the pro forma calculation of each of the financial covenants in Section 7.13 in substantially the same manner as set forth in a Compliance Certificate.

         7.18 FOREIGN SUBSIDIARIES. Permit more than ten percent (10%) of Consolidated Total Assets, in the aggregate, either to be owned by the Subsidiaries of the Borrower that are not Domestic Subsidiaries or to be located outside of the United States.

         7.19 SUBORDINATED INDEBTEDNESS. Unless consented to by the Required
Lenders:

         (a) prepay, redeem, purchase, repurchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Subordinated Indebtedness, in each case including pursuant to any change of control, sale of assets, issuance of any equity or otherwise as may be set forth in the terms therefor or available to the Borrower at its option; or

         (b) amend, modify or change in any manner any term or condition of any Subordinated Indebtedness (including without limitation any of the documents evidencing such Subordinated Indebtedness) so that the terms and conditions thereof are less favorable to the Administrative Agent and the Lenders than the terms and conditions of such Indebtedness as of December 30, 2003;

provided that at any time the Borrower may prepay, redeem, purchase, repurchase, defease or otherwise satisfy prior to the scheduled maturity thereof (each such event a "Bond Repurchase") a principal amount of Subordinated Indebtedness so long as both immediately before and after the making of any such Bond Repurchase, and pro forma for each such Bond Repurchase, (i) the Available Repurchase Amount is not less than $0, (ii) the Total Leverage Ratio is less than or equal to 1.75 to 1.00, (iii) the excess of the Aggregate Revolving Credit Commitments over the aggregate Outstanding Amount of all Revolving Loans, Swing Line Loans and L/C Obligations shall equal or exceed $15,000,000, and (iv) no Default or Event of Default shall have occurred and be continuing.

         7.20 STATUS OF BORROWER. The Borrower shall not at any time operate any of its lines of business other than through its Subsidiaries, or own any assets other than (i) equity interests in Subsidiaries, (ii) cash and cash equivalents and investments permitted under Sections 7.02(b), (c) and (d), and (iii) such other property consistent with its sole function as a holding company, including the holding of intangible property.

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

         7.21 INTROPACK AGREEMENT. Make payments in excess of $7,500,000 in the aggregate pursuant to Section 2.2 of the Intropack Agreement (excluding any payments made prior to this Section 7.21 becoming an effective part of the Credit Agreement); provided that so long as such payments do not exceed $7,500,000 in the aggregate over the life of the Intropack Agreement (excluding any payments made prior to this Section 7.21 becoming an effective part of the Credit Agreement), such payments shall be deemed permitted under this Agreement and shall not be deemed to be Investments or Capital Expenditures hereunder.

         7.22 IMMATERIAL SUBSIDIARIES. Permit any Immaterial Subsidiary to own any Subsidiary Securities.

                                  ARTICLE VIII

                         EVENTS OF DEFAULT AND REMEDIES

         8.01 EVENTS OF DEFAULT. Any of the following shall constitute an Event of Default:

         (a) Non-Payment. The Borrower fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan, or any L/C Obligation, or
(ii) within three days after the same becomes due interest on any Loan or on any L/C Obligation, or any commitment or other fee due hereunder, or (iii) within five days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or

         (b) Specific Covenants. The Borrower fails to perform or observe any term, covenant or agreement (i) contained in any of Section 6.05, 6.10, 6.12,
6.13 or 6.16 or Article VII, or (ii) contained in any of Section 6.01, 6.02 or
6.03 and such failure continues for 5 days; or

         (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days; or

         (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading when made or deemed made; or

         (e) Cross-Default. (i) The Borrower or any Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Contingent Obligation (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or
(B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Contingent Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Contingent Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such

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Indebtedness to be demanded or to become due or to be repurchased or redeemed
(automatically or otherwise) prior to its stated maturity, or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the Borrower or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the Borrower or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Borrower or such Subsidiary as a result thereof is greater than the Threshold Amount; or (iii) there occurs any Event of Default under the Subordinated Notes or the Subordinated Indenture; or

         (f) Insolvency Proceedings, Etc. The Borrower or any of its Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or

         (g) Inability to Pay Debts; Attachment. (i) The Borrower or any Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or

         (h) Judgments. There is entered against the Borrower or any Subsidiary
(i) a final judgment or order for the payment of money in an aggregate amount exceeding $3,000,000 (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), or (ii) any non-monetary final judgment that has, or could reasonably be expected to have, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 10 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

         (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or

         (j) Invalidity of Loan Documents. Any Loan Document, at any time after its execution and delivery and for any reason other than the agreement of all the Lenders or satisfaction in full of all the Obligations, ceases to be in full force and effect, or is declared by a

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court of competent jurisdiction to be null and void, invalid or unenforceable in any respect; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document; or

         (k) Change of Control. There occurs any Change of Control with respect to the Borrower.

         8.02 REMEDIES UPON EVENT OF DEFAULT. If any Event of Default occurs, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders,

         (a) declare the commitment of each Lender to make Loans, the commitment of the Swing Line Lender to make Swing Line Loans, and any obligation of any L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

         (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;

         (c) require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof) plus the Letter of Credit fees payable with respect to such Letter of Credit (calculated at the Applicable Margin with respect to Revolving Loans that are Eurodollar Rate Loans then in effect for the period from the date of such cash collateralization until the expiry date of such Letter of Credit); and

         (d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law;

provided, however, that upon the occurrence of any event specified in subsection
(f) of Section 8.01, the obligation of each Revolving Lender to make Revolving Loans and any obligation of any L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

         8.03 APPLICATION OF FUNDS. After the exercise of any rights or remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:

         First, to the reasonable expenses incurred in connection with retaking, holding, preserving, processing, maintaining or preparing for sale, lease or other disposition of, any Collateral, including reasonable attorney's fees and legal expenses pertaining thereto;

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         Second, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including Attorney Costs and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

         Third, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney Costs and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Third payable to them;

         Fourth, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and L/C Borrowings, ratably among the Lenders in proportion to the respective amounts described in this clause Fourth payable to them;

         Fifth, ratably among the Lenders in proportion to the respective amounts described in this clause Fifth held by them, to (i) the payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings, (ii) the Administrative Agent for the account of the L/C Issuers to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit; provided that if the amounts available are insufficient to make all payments provided for in this clause Fifth, that portion allocable to clause (ii) shall be applied first to pay Outstanding Amounts of Loans and L/C Borrowings under clause (i) before being utilized to Cash Collateralize L/C Obligations and (iii) to the payment of Swap Termination Values owing to any Lender or any Affiliate of any Lender arising under Related Swap Contracts that shall have been terminated and as to which the Administrative Agent shall have received notice of such termination and the Swap Termination Value thereof from the applicable Lender or Affiliate of a Lender;

         Sixth, to the payment of all other Obligations of the Loan Parties owing under or in respect of the Loan Document that are due and payable to the Administrative Agent and the other Secured Parties, or any of them, on such date, ratably based on the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date; and

         Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

Subject to Section 2.04(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

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                                   ARTICLE IX

                              ADMINISTRATIVE AGENT

         9.01 APPOINTMENT AND AUTHORIZATION OF ADMINISTRATIVE AGENT.

         (a) Each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

         (b) Each L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each L/C Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article IX with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the Letter of Credit Applications pertaining to such Letters of Credit as fully as if the term "Administrative Agent" as used in this Article IX and in the definition of "Agent-Related Person" included such L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to any L/C Issuer.

         9.02 DELEGATION OF DUTIES. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

         9.03 LIABILITY OF ADMINISTRATIVE AGENT. No Agent-Related Person shall
(a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness,

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enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof.

         9.04 RELIANCE BY ADMINISTRATIVE AGENT.

         (a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater or other number or group of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and participants.

         (b) For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Effective Date specifying its objection thereto.

         9.05 NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default or Event of Default as may be directed by the Required Lenders (or such greater or other number or group of Lenders as may be expressly required hereby in any instance) in accordance with Article VIII; provided, however, that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

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         9.06 CREDIT DECISION; DISCLOSURE OF INFORMATION BY ADMINISTRATIVE
AGENT. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Loan Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

         9.07 INDEMNIFICATION OF ADMINISTRATIVE AGENT. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities to the extent determined in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Agent-Related Person's own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Required Lenders (or such greater or other number or group of Lenders as may be expressly required hereby in any instance) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section; provided further, however, that to the extent any L/C Issuer is entitled to indemnification under this Section 9.07, to the extent such indemnification relates solely to such L/C Issuer's acting in such capacity the indemnification provided for in this
Section 9.07 will be the obligation solely of the Revolving Lenders. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs and the costs and expenses incurred in connection with the use of Intralinks, Inc. or other comparable information transmission systems in connection with this Agreement) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal

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proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive termination of the Aggregate Commitments, the payment of all Obligations hereunder and the resignation of the Administrative Agent.

         9.08 ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY. CIBC and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties and their respective Affiliates as though CIBC were not the Administrative Agent or an L/C Issuer hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, CIBC or its Affiliates may receive information regarding any Loan Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, CIBC shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent or an L/C Issuer, and the terms "Lender" and "Lenders" include CIBC in its individual capacity.

         9.09 SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign as Administrative Agent upon 30 days' notice to the Lenders; provided that any such resignation by CIBC shall also constitute its resignation as an L/C Issuer and as the Swing Line Lender. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor administrative agent for the Lenders which successor administrative agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor administrative agent from among the Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, the Person acting as such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent, including its rights and powers as an L/C Issuer and as the Swing Line Lender, and the respective terms "Administrative Agent," "L/C Issuer" and "Swing Line Lender" shall mean or include, as applicable, such successor administrative agent, Letter of Credit issuer and swing line lender, and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated and the retiring L/C Issuer's and Swing Line Lender's rights, powers and duties as such shall be terminated, without any other or further act or deed on the part of such retiring L/C Issuer or Swing Line Lender or any other Lender, other than the obligation of the successor L/C Issuer to issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or to make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this
Article IX and Sections 10.04 and 10.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no

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successor administrative agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

         9.10 ADMINISTRATIVE AGENT MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise

                  (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.04(i) and (j), 2.10 and 10.04) allowed in such judicial proceeding; and

                  (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.10 and 10.04.

         Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

         9.11 COLLATERAL AND GUARANTY MATTERS. The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion,

                  (a) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit, (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or

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         under any other Loan Document, or (iii) subject to Section 10.01, if approved, authorized or ratified in writing by the Required Lenders;

                  (b) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(j);

                  (c) to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder; and

                  (d) consent to the amendment of the Security Agreement from time to time to omit from the required Collateral specified thereunder licenses, permits or similar approvals issued to, or applied for by, the Borrower or any of its Subsidiaries under applicable Laws where it is required by Law or a Governmental Authority that such license not be granted or delivered as security or Collateral.

         Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent's authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this
Section 9.11.

         9.12 OTHER AGENTS; LEAD MANAGERS. None of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a "syndication agent," "documentation agent," "co-agent," "book manager," "lead manager," "arranger," "lead arranger" or "co-arranger" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than, in the case of such Lenders, those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                   ARTICLE X

                                  MISCELLANEOUS

         10.01 AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent:

         (a) shall waive any condition set forth in Section 4.01(a) without the written consent of each Lender except to the extent otherwise provided for in
Section 4.01(a);

         (b) shall extend or increase (i) the Revolving Credit Commitment (or reinstate any Revolving Credit Commitment terminated pursuant to Section 2.06 or 8.02) of any Revolving Lender without the written consent of such Revolving

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Lender, (ii) the Pro Rata Term A Share (measured in Dollars) of the Outstanding
Amount of the Term Loan A of any Term Loan A Lender without the written consent of such Term Loan A Lender, or (iii) the Pro Rata Term B Share (measured in Dollars) of the Outstanding Amount of the Term Loan B of any Term Loan B Lender without the written consent of such Term Loan B Lender;

         (c) shall waive or postpone any date fixed by this Agreement or any other Loan Document for any payment or mandatory prepayment of principal, interest, fees or other amounts due to the Lenders (or any of them) or any scheduled or mandatory reduction of the Aggregate Revolving Credit Commitments hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary to waive or extend or postpone the date fixed for any mandatory prepayment or reduction of the Aggregate Revolving Credit Commitments required under Section 2.06(e);

         (d) shall reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of "Default Rate" or to waive any obligation of the Borrower to pay interest at the Default Rate;

         (e) shall change Section 2.14 or Section 8.03 in a manner that would alter the sharing of payments required thereby without the written consent of each Lender directly affected thereby;

         (f) shall change any provision of this Section 10.01, the definition of any of "Required Lenders," "Required Revolving Lenders," "Required Term Loan A Lenders" or "Required Term Loan B Lenders," or any other provision hereof, in each case to the extent such change would alter the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender directly affected thereby;

         (g) shall change the allocation between the Term Loan A Lenders and the Term Loan B Lenders of the mandatory and optional prepayments of the Term Loan A and the Term Loan B contained in Sections 2.06(b) and (e) without the written consent of both the Required Term Loan B Lenders and the Required Term Loan A Lenders, or change the right of the Term Loan B Lenders to decline prepayments pursuant to Section 2.06(b) or (e) without the consent of the Required Term Loan B Lenders;

         (h) which has the effect of enabling the Borrower to satisfy any condition to a Borrowing contained in Section 4.02 hereof which, but for such amendment, waiver or consent would not otherwise be satisfied, shall be effective to require the Revolving Lenders, the Swing Line Lender or any L/C Issuer to make any additional Revolving Loan or Swing Line Loan, or to issue any additional or renew any existing Letter of Credit, unless and until the Required Revolving Lenders shall consent thereto;

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         (i) shall release all or substantially all of the Guarantors from the
Guaranty without the written consent of each Lender, except to the extent such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder, in which case such release may be made by the Administrative Agent acting alone as provided in Section 9.11(c); or

         (j) shall release all or substantially all of the Collateral without the written consent of each Lender, except to the extent such Collateral is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, in which case such release may be made by the Administrative Agent acting alone as provided in Section 9.11(a);

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by each L/C Issuer in addition to the Lenders otherwise required under this Section 10.01, affect the rights or duties of the L/C Issuers under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by any of them; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders otherwise required under this Section 10.01, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders otherwise required under this
Section 10.01, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (iv) Section 10.07(h) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification; (v) the Agent/Arranger Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the respective parties thereto and; (vi) notwithstanding subsections (e) and (f) above, Sections 2.14, 8.03, 10.01 and the definitions of "Required Lenders," "Required Revolving Lenders," "Required Term Loan A Lenders" and "Required Term Loan B Lenders," and other related provisions, may be changed in connection with, and to the extent necessary to accommodate comparable voting and other rights with the existing Lenders with respect to, the addition of a new facility or tranche under this Agreement by a vote of the Required Lenders, and such new facility or tranche may be guaranteed by the Guarantors and be secured by the Collateral by a vote of the Required Lenders notwithstanding subsections (i) and (j) above. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (A) the Revolving Credit Commitment of such Lender may not be increased or extended without the consent of such Lender, and (B) the pro rata portion (measured in Dollars) of the Outstanding Amount of any Term Loan of such Lender may not be increased without the consent of such Lender.

         Notwithstanding the foregoing, the Lenders authorize the Administrative Agent to amend the Loan Documents (and release Collateral) to the extent required by applicable Gaming Authorities (a "Required Gaming Change"), provided, however, that the Administrative Agent shall not make any Required Gaming Change if such action is required to be approved by all affected Lenders pursuant to this Section 10.01, and provided, further, however, that the Administrative Agent shall have no obligation to make any Required Gaming Change and may seek the approval of all affected Lenders or Required Lenders if it deems such action necessary or desirable. The Administrative Agent shall promptly notify each of the Lenders after making any Required Gaming Change.

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         10.02 NOTICES AND OTHER COMMUNICATIONS; FACSIMILE COPIES.

         (a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission) and mailed, faxed or delivered, to the address, facsimile number or (subject to subsection (c) below) electronic mail address specified for notices on Schedule 10.02; or, in the case of the Borrower, the Administrative Agent, each L/C Issuer or the Swing Line Lender, to such other address as shall be designated by such party in a notice to the other parties, and in the case of any other party, to such other address as shall be designated by such party in a notice to the Borrower, the Administrative Agent, each L/C Issuer and the Swing Line Lender. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the intended recipient and (ii) (A) if delivered by hand or by courier, when signed for by the intended recipient (which need not be any natural person to whose attention such communication is directed, in the case of communications to Persons other than natural Persons); (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of subsection (c) below), when delivered; provided, however, that notices and other communications to the Administrative Agent, any L/C Issuer and the Swing Line Lender pursuant to Article II shall not be effective until actually received by such Person. Any notice or other communication permitted to be given, made or confirmed by telephone hereunder shall be given, made or confirmed by means of a telephone call to the intended recipient at the number specified on Schedule 10.02, or to such other number as shall be designated by such party in a notice to the Borrower, the Administrative Agent, each L/C Issuer and the Swing Line Lender, it being understood and agreed that a voicemail message shall in no event be effective as a notice, communication or confirmation hereunder.

         (b) Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all Loan Parties, the Administrative Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

         (c) Limited Use of Electronic Mail. Electronic mail and Internet and intranet websites may be used only to distribute routine communications, such as financial statements and other information as provided in Section 6.02, and to distribute Loan Documents for execution by the parties thereto, and may not be used for any other purpose.

         (d) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Revolving Loan Notices, Swing Line Revolving Loan Notices and Term Loan Interest Rate Selection Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by

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such Person on each notice purportedly given by or on behalf of the Borrower.
All telephonic notices to and other communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

         10.03 NO WAIVER; CUMULATIVE REMEDIES. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein or therein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         10.04 ATTORNEY COSTS, EXPENSES AND TAXES. The Borrower agrees (a) to pay or reimburse the Administrative Agent, the Arrangers and the Syndication Agent for all reasonable costs and expenses incurred in connection with the development, due diligence, preparation, negotiation, syndication and execution of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs of the Administrative Agent and the costs and expenses incurred in connection with the use of Intralinks, Inc. or other similar information transmission systems in connection with this Agreement, and
(b) to pay or reimburse the Administrative Agent, the Arrangers, the Syndication Agent and each Lender for all costs and expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any "workout" or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any Debtor Relief Law), including all Attorney Costs of each of them. The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by the Administrative Agent and the cost of independent public accountants and other outside experts retained by the Administrative Agent or any Lender. All amounts due under this Section 10.04 shall be payable within ten Business Days after demand therefor. The agreements in this Section 10.04 shall survive the termination of the Aggregate Commitments and repayment of all other Obligations.

         10.05 INDEMNIFICATION BY THE BORROWER; LIMITATION OF LIABILITY. Whether or not the transactions contemplated hereby are consummated, the Borrower shall indemnify and hold harmless each Agent-Related Person, the Arrangers, each Lender and their respective Affiliates, directors, officers, employees, counsel, agents, trustees, advisors and attorneys-in-fact (collectively the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document, any Transaction Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, including any Permitted Acquisition,

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(b) any Revolving Credit Commitment, Loan or Letter of Credit or the use or
proposed use of the proceeds therefrom (including any refusal by any L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), including any proposed use or use to consummate such transactions contemplated thereby, including any Permitted Acquisition, or to repay any indebtedness in connection therewith, (c) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Borrower, any Subsidiary or any other Loan Party, or any Environmental Liability related in any way to the Borrower, any Subsidiary or any other Loan Party, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and non-appealable judgment by a court of competent jurisdiction to have resulted primarily from the gross negligence or willful misconduct of such Indemnitee. The Borrower agrees that no Indemnitee shall have any liability (whether direct or indirect, in contract or tort or otherwise) to it or any of its Subsidiaries, security holders or creditors as a result for any action taken or not taken by it arising out of, related to or taken in connection with any Loan Document or the consummation of the transactions contemplated hereby or the actual or proposed use of Loan or Letter of Credit proceeds, except to the extent that such liability is found in a final non-appealable judgment by a court of competent jurisdiction to have directly resulted from the gross negligence or willful misconduct of such Indemnitee, and in no event shall any Indemnitee be liable thereto for special, consequential, punitive or indirect damages. Without limitation of the foregoing, no Indemnitee shall be liable for any damages arising from the use by others of information or other materials obtained through Intralinks or other comparable electronic transmission systems utilized in connection with the credit facilities provided hereunder. The agreements in this Section shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. All amounts due under this Section 10.05 shall be payable within ten Business Days after demand therefor.

         10.06 PAYMENTS SET ASIDE. To the extent that the Borrower makes a payment to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of set-off, or realizes or receives any proceeds of security or from enforcement action or otherwise, and such payment or proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver, agent or any other Person, in connection with any proceeding under any Debtor Relief Law or otherwise, then
(a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, including all Indebtedness of the Borrower hereunder, shall be revived, reinstated, outstanding and continue in full force and effect as if such payment had not been made or such set-off, enforcement or realization of security had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable

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share of any amount so recovered from or paid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Federal Funds Rate from time to time in effect.

         10.07 SUCCESSORS AND ASSIGNS.

         (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) or (i) of this Section, or (iv) to an SPC in accordance with the provisions of subsection (h) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

         (b) Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and the Revolving Loans (including for purposes of this subsection (b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it, of its Pro Rata Term A Share of the Term Loan A, or of its Pro Rata Term B Share of the Term Loan B at the time owing to it (such Lender's portion of Loans, commitments and risk participations with respect to each of the Revolving Credit Facility, the Term Loan A Facility and the Term Loan B Facility (each, an "Applicable Facility") being referred to in this Section 10.07 as its "Applicable Share"); provided that (i) except in the case of an assignment of the entire remaining amount of the assigning Lender's Applicable Share of the Applicable Facility or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Applicable Share with respect to each Applicable Facility of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if a "Trade Date" is specified in the Assignment and Assumption, as of the Trade
Date) shall not be less than $1,000,000 unless each of the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed), (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Applicable Facility, except that this clause (ii) shall not (x) apply to rights in respect of Swing Line Loans or (y) prohibit any Lender from assigning all or a portion of its rights and obligations among the Applicable Facilities on a non-pro rata basis, (iii) any assignment of a Revolving Credit Commitment must be approved by the Administrative Agent, each L/C Issuer and the Swing Line Lender unless the Person that is the proposed assignee is itself a Lender (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee); and (iv) the parties to each assignment shall

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execute and deliver to the Administrative Agent an Assignment and Assumption,
together with a processing and recordation fee of $3,500. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Revolving Lender, Term Loan A Lender or Term Loan B Lender, as applicable, under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, 10.04 and 10.05 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, the Borrower (at its expense) shall execute and deliver new or replacement Notes to the assigning Lender and the assignee Lender, and any assigning Lender that shall cease to be a Lender as a result of such assignment shall return its Notes to the Borrower, if any. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

         (c) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent's Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and (in each case, as applicable) the Revolving Credit Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

         (d) Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower's Affiliates or Subsidiaries) (each, a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and/or the Loans (including such Lender's participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first

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proviso to Section 10.01 that directly affects such Participant. Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender, provided such Participant agrees to be subject to Section 2.14 as though it were a Lender.

         (e) A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 10.15 as though it were a Lender.

         (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Notes, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         (g) As used herein, the following terms have the following meanings:

                  "Eligible Assignee" means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent, each L/C Issuer (only with respect to assignments of the Revolving Credit Facility) and the Swing Line Lender (only with respect to assignments of the Revolving Credit Facility), and (ii) unless an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, "Eligible Assignee" shall not include the Borrower or any of the Borrower's Affiliates or Subsidiaries.

                  "Fund" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

                  "Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

         (h) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower (an "SPC") the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be

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obligated to make such Loan pursuant to the terms hereof. Each party hereto hereby agrees that (i) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrower under this Agreement (including its obligations under Section 3.04), (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the Lender of record hereunder. The making of a Revolving Loan by an SPC hereunder shall utilize the Revolving Credit Commitment of the Granting Lender to the same extent, and as if, such Revolving Loan were made by such Granting Lender. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior debt of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding under the laws of the United States or any State thereof. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Borrower and the Administrative Agent and with the payment of a processing fee of $1,000, assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or guarantee or credit or liquidity enhancement to such SPC.

         (i) Notwithstanding anything to the contrary contained herein, any Lender that is a Fund may create a security interest in all or any portion of the advances owing to it and the Note or Notes, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities, provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 10.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.

         (j) Notwithstanding anything to the contrary contained herein, if at any time CIBC assigns all of its Revolving Credit Commitment and Loans (including its pro rata share of the Term Loan A and the Term Loan B, if any) and its participations in the L/C Obligations or any L/C Borrowing pursuant to subsection (b) above, CIBC may, (i) upon 30 days' notice to the Borrower and the Lenders, resign as an L/C Issuer and/or (ii) upon five Business Days' notice to the Borrower, resign as Swing Line Lender. In the event of any such resignation as an L/C Issuer or Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of CIBC as an L/C Issuer or Swing Line Lender, as the case may be. If CIBC resigns as an L/C Issuer, it shall retain all the rights and obligations of an L/C Issuer hereunder with respect to all Letters of Credit issued by it and outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Swing Line Lender to make Swing Line Loans or the Lenders to make Revolving Loans or fund participations in the manner set forth in
Section 2.04(c)). If CIBC resigns as Swing Line Lender, it shall retain all the rights

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of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such termination, including the right to require the Lenders to make Revolving Loans or fund participations in outstanding Swing Line Loans in the manner set forth in
Section 2.05(c).

         (k) Notwithstanding anything to the contrary contained herein, if at any time Citibank assigns all of its Revolving Credit Commitment and Loans (including its pro rata share of the Term Loan A and the Term Loan B, if any) and its participations in the L/C Obligations or any L/C Borrowing pursuant to subsection (b) above, Citibank, N.A. may, upon 30 days' notice to the Borrower, the Lenders and the Administrative Agent, resign as an L/C Issuer. In the event of any such resignation as an L/C Issuer, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of Citibank, N.A. as an L/C Issuer. Citibank, N.A. shall retain all the rights and obligations of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Swing Line Lender to make Swing Line Loans or the Lenders to make Revolving Loans or fund participations in the manner set forth in Section 2.04(c)).

         10.08 CONFIDENTIALITY. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners); (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process;
(d) to any other party to this Agreement; (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations; (g) with the consent of the Borrower; or (h) to the extent such Information (1) becomes publicly available other than as a result of a breach of this Section or (2) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrower (unless such information became available from such source in violation of a confidentiality obligation of such source with respect to such Information, of which obligation the Administrative Agent or applicable Lender was aware). In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Administrative Agent and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, the Aggregate Commitments, and the Credit Extensions. For the purposes of this Section, "Information" means all information received from any Loan Party relating to any Loan Party or any of their respective businesses, other than any such information that is available to

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the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by any Loan Party; provided that, in the case of information received from a Loan Party after the date hereof, such information is clearly identified in writing at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Notwithstanding anything herein to the contrary, "Information" shall not include, and the Administrative Agent and each Lender may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby) and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent or such Lender relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby.

         10.09 SET-OFF. In addition to any rights and remedies of the Lenders provided by law, upon the occurrence and during the continuance of any Event of Default, each Lender is authorized at any time and from time to time, without prior notice to the Borrower or any other Loan Party, any such notice being waived by the Borrower (on its own behalf and on behalf of each Loan Party) to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of the respective Loan Parties against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Administrative Agent or such Lender shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

         10.10 INTEREST RATE LIMITATION. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the "Maximum Rate"). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations.

         10.11 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         10.12 INTEGRATION. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

         10.13 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or Event of Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

         10.14 SEVERABILITY. Any provision of this Agreement and the other Loan Documents to which the Borrower is a party that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         10.15 TAX FORMS. (a) Each Lender that is not a "United States person" within the meaning of Section 7701(a)(30) of the Code (a "Foreign Lender") shall deliver to the Administrative Agent, prior to receipt of any payment subject to withholding under the Code (or upon accepting an assignment of an interest herein), two duly signed completed copies of either IRS Form W-8BEN or any successor thereto (relating to such Person and entitling it to an exemption from, or reduction of, withholding tax on all payments to be made to such Person by the Borrower pursuant to this Agreement) or IRS Form W-8ECI or any successor thereto (relating to all payments to be made to such Person by the Borrower pursuant to this Agreement) or such other evidence satisfactory to the Borrower and the Administrative Agent that such Person is entitled to an exemption from, or reduction of, U.S. withholding tax. Thereafter and from time to time, each such Person shall (i) promptly submit to the Administrative Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to the Borrower and the Administrative Agent of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such

Person by the Borrower pursuant to this Agreement, (ii) promptly notify the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (iii) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws that the Borrower make any deduction or withholding for taxes from amounts payable to such Person. If such Person fails to deliver the above forms or other documentation, then the Administrative Agent may withhold from any interest payment to such Person an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction.

         (b) Upon the request of the Administrative Agent, each Lender that is a "United States person" within the meaning of Section 7701(a)(30) of the Code shall deliver to the Administrative Agent two duly signed completed copies of IRS Form W-9. If such Lender fails to deliver such forms, then the Administrative Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable back-up withholding tax imposed by the Code, without reduction.

         (c) If any Governmental Authority asserts that the Administrative Agent did not properly withhold or backup withhold, as the case may be, any tax or other amount from payments made to or for the account of any Lender, such Lender shall indemnify the Administrative Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this Section, and costs and expenses (including Attorney Costs) of the Administrative Agent. The obligation of the Lenders under this Section shall survive the termination of the Aggregate Commitments, repayment of all Obligations and the resignation of the Administrative Agent.

         10.16 CONSENT OF THE GUARANTORS. Each Guarantor party hereto (each of which was a guarantor under the Existing Agreement) hereby executes and delivers this Agreement as a consent, acknowledgement and agreement hereto (including its amendment and restatement of the Existing Agreement), and does hereby so consent, acknowledge and agree to this Agreement and the provisions and terms contained herein, and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party (including without limitation the continuation of such Guarantor's payment and performance obligations thereunder upon and after the effectiveness of this Agreement) and the enforceability of such Guaranty and all other Loan Documents to which such Guarantor is a party against such Guarantor in accordance with its terms.

         10.17 GOVERNING LAW.

         (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE PARTIES HERETO SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE COUNTY OF NEW YORK OR

OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

         10.18 APPLICATION OF GAMING REGULATIONS. This Agreement and the other Loan Documents are subject to Gaming Laws applicable to the Borrower and its Subsidiaries with respect to Gaming Authorizations that the Borrower and its Subsidiaries are required to hold in connection with their respective businesses. Without limiting the foregoing, each of the Lenders and the Secured Parties acknowledges that (i) it is subject to being called forward by the Gaming Authorities, in their discretion, for licensing or a finding of suitability or to file or provide other information, and (ii) all rights, remedies and powers in or under this Agreement and the other Loan Documents may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of Gaming Laws applicable to the Borrower and its Subsidiaries with respect to Gaming Authorizations that the Borrower and its Subsidiaries are required to hold in connection with their respective businesses, and only to the extent that required approvals (including prior approvals) are obtained from the requisite Gaming Authorities. Each of the Lenders and the Secured Parties agrees to cooperate with the Gaming Authorities in connection with the provision of such documents and other information as may be requested by such Gaming Authorities relating to the Borrower and its Subsidiaries or to the Loan Documents. The provisions of this Section 10.18 shall apply mutatis mutandis to all existing Loan Documents.

         10.19 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         10.20 ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND

MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                        [Signatures on following pages.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                          BORROWER:

                                          JARDEN CORPORATION


                                          By: /s/ Desiree DeStefano
                                              ---------------------------------
                                          Name: Desiree DeStefano
                                          Title: Senior Vice President

                                          GUARANTORS:

                                          HEARTHMARK, LLC, a Delaware limited
                                            liability company
                                          ALLTRISTA PLASTICS CORPORATION, an
                                            Indiana corporation
                                          ALLTRISTA NEWCO CORPORATION, an
                                            Indiana corporation
                                          LEHIGH CONSUMER PRODUCTS CORPORATION,
                                            a Pennsylvania corporation
                                          TILIA, INC. (successor by name change
                                            to Alltrista Acquisition I, Inc.),
                                            a Delaware corporation
                                          TILIA DIRECT, INC. (successor by name
                                            change to Alltrista Acquisition II,
                                            Inc.), a Delaware corporation
                                          TILIA INTERNATIONAL, INC. (successor
                                            by name change to Alltrista
                                            Acquisition III, Inc.), a Delaware
                                            corporation
                                          QUOIN, LLC, a Delaware limited
                                            liability company
                                          LOEW-CORNELL, INC., a New Jersey
                                            corporation
                                          JARDEN ACQUISITION I, INC., a
                                            Delaware corporation


                                          By: /s/ Desiree DeStefano
                                              ---------------------------------
                                          Name: Desiree DeStefano
                                          Title: Vice President


                                          ALLTRISTA ZINC PRODUCTS, L.P., an
                                            Indiana limited partnership

                                          By: Alltrista Newco Corporation, an
                                              Indiana corporation, its general
                                              partner

                                              By: /s/ Desiree DeStefano
                                                  -----------------------------
                                              Name: Desiree DeStefano
                                              Title: Vice President

                                          CANADIAN IMPERIAL BANK OF COMMERCE,
                                            as Administrative Agent and an L/C
                                            Issuer


                                          By: /s/ Dean J. Decker
                                              ------------------
                                              Dean J. Decker
                                              Managing Director
                                              CIBC World Markets Corp., AS AGENT


                                          CIBC INC., as a Lender and Swing
                                            Line Lender


                                          By: /s/ Dean J. Decker
                                              ------------------
                                              Dean J. Decker
                                              Managing Director
                                              CIBC World Markets Corp., AS AGENT

                                          CITICORP NORTH AMERICA, INC., as
                                            Syndication Agent, an L/C Issuer and
                                            a Lender


                                          By: /s/ Robert H. Chen
                                              ----------------------------------
                                          Name: Robert H. Chen
                                          Title: Vice President

                                          NATIONAL CITY BANK OF INDIANA, as a
                                            Co-Documentation Agent and a Lender


                                          By: /s/ David G. McNeely
                                              ----------------------------------
                                          Name: David G. McNeely
                                          Title: Assistant Vice President

                                          BANK OF AMERICA, N.A., as a Co-
                                            Documentation Agent and a Lender


                                          By: /s/ Tim Cassidy
                                              ----------------------------------
                                          Name: Tim Cassidy
                                          Title: Vice President

                                          BANK OF MONTREAL, as a Lender


                                          By: /s/ S. Valla
                                              ----------------------------------
                                          Name: S. Valla
                                          Title: Managing Director


                                          THE BANK OF NEW YORK, as a Lender


                                          By: /s/ Joanna S. Bellocq
                                              ----------------------------------
                                          Name: Joanna S. Bellocq
                                          Title: Vice President


                                          EAST WEST BANK, as a Lender


                                          By: /s/ Nancy A. Moore
                                              ----------------------------------
                                          Name: Nancy A. Moore
                                          Title: Senior Vice President


                                          FLEET NATIONAL BANK, as a Lender


                                          By: /s/ Tim Cassidy
                                              ----------------------------------
                                          Name: Tim Cassidy
                                          Title: Vice President


                                          GENERAL ELECTRIC CAPITAL CORPORATION,
                                          as a Lender


                                          By: /s/ Brian P. Schwinn
                                              ----------------------------------
                                          Name: Brian P. Schwinn
                                          Title: Duly Authorized Signatory


                                          HARRIS TRUST AND SAVINGS BANK, as a
                                          Lender


                                          By: /s/ Patrick J. McDonnell
                                              ----------------------------------
                                          Name: Patrick J. McDonnell
                                          Title: Managing Director

                                          MET LIFE BANK N.A., as a Lender


                                          By: /s/ James R. Dinglor
                                              ----------------------------------
                                          Name: James R. Dinglor


                                          THE SUMITOMO TRUST & BANKING CO.,
                                          LTD., as a Lender


                                          By: /s/ Hidehiko Asai
                                              ----------------------------------
                                          Name: Hidehiko Asai
                                          Title: General Manager


                                          SUNTRUST BANK, as a Lender


                                          By: /s/ Heidi M. Khambatta
                                              ----------------------------------
                                          Name: Heidi M. Khambatta
                                          Title: Vice President


                                          TRANSAMERICA BUSINESS CAPITAL
                                          CORPORATION, as a Lender


                                          By: /s/ Brian P. Schwinn
                                              ----------------------------------
                                          Name: Brian P. Schwinn
                                          Title: Duly Authorized Signatory


                                          U.S. BANK NATIONAL ASSOCIATION, as a
                                          Lender


                                          By: /s/ David F. Higbee
                                              ----------------------------------
                                          Name: David F. Higbee
                                          Title: Vice President


                                          LANDMARK III CDO LTD., as a Lender


                                          By: /s/ Gilles Marchand
                                              ----------------------------------
                                          Name: Gilles Marchand
                                          Title: Authorized Signatory

                                          AMERICAN EXPRESS CERTIFICATE COMPANY,
                                          as a Lender

                                          By: American Express Asset Management
                                              Group, Inc., as Collateral Manager


                                          By: /s/ Jerry R. Howard
                                              ----------------------------------
                                          Name: Jerry R. Howard
                                          Title: Vice President


                                          CENTURION CDO II, LTD., as a Lender

                                          By: American Express Asset Management
                                              Group, Inc., as Collateral Manager


                                          By: /s/ Leanne Stavrakis
                                              ----------------------------------
                                          Name: Leanne Stavrakis
                                          Title: Director - Operations


                                          CENTURION CDO VI, LTD., as a Lender

                                          By: American Express Asset Management
                                              Group, Inc., as Collateral Manager


                                          By: /s/ Leanne Stavrakis
                                              ----------------------------------
                                          Name: Leanne Stavrakis
                                          Title: Director - Operations


                                          IDS LIFE INSURANCE COMPANY, as a
                                          Lender

                                          By: American Express Asset Management
                                              Group, Inc., as Collateral Manager


                                          By: /s/ Jerry R. Howard
                                              ----------------------------------
                                          Name: Jerry R. Howard
                                          Title: Vice President

                                          KZH STERLING LLC, as a Lender


                                          By: /s/ Susan Lee
                                              ----------------------------------
                                          Name: Susan Lee
                                          Title: Authorized Agent


                                          SEQUILS-CENTURION CDO V, LTD., as a
                                          Lender

                                          By: American Express Asset Management
                                              Group, Inc., as Collateral Manager


                                          By: /s/ Leanne Stavrakis
                                              ----------------------------------
                                          Name: Leanne Stavrakis
                                          Title: Director - Operations


                                          HAMILTON FLOATING RATE FUND, LLC, as a
                                          Lender


                                          By: /s/ Dean Stephan
                                              ----------------------------------
                                          Name: Dean Stephan
                                          Title: Managing Director


                                          VENTURE CDO 2002, as a Lender

                                          By its investment adviser MJX Asset
                                          Management LLC


                                          By: /s/ Hans L. Christensen
                                              ----------------------------------
                                          Name: Hans L. Christensen
                                          Title: Chief Investment Officer

                                          VENTURE II CDO, as a Lender

                                          By its investment adviser MJX Asset
                                          Management LLC

                                          By: /s/ Hans L. Christensen
                                              ----------------------------------
                                          Name: Hans L. Christensen
                                          Title: Chief Investment Officer


                                          CARLYLE HIGH YIELD PARTNERS II, LTD.,
                                          as a Lender


                                          By: /s/ Linda Pace
                                              ----------------------------------
                                          Name: Linda Pace
                                          Title: Managing Director


                                          CARLYLE HIGH YIELD PARTNERS III, LTD.,
                                          as a Lender


                                          By: /s/ Linda Pace
                                              ----------------------------------
                                          Name: Linda Pace
                                          Title: Managing Director


                                          CARLYLE HIGH YIELD PARTNERS IV, LTD.,
                                          as a Lender


                                          By: /s/ Linda Pace
                                              ----------------------------------
                                          Name: Linda Pace
                                          Title: Managing Director


                                          CARLYLE LOAN OPPORTUNITY FUND, as a
                                          Lender


                                          By: /s/ Linda Pace
                                              ----------------------------------
                                          Name: Linda Pace
                                          Title: Managing Director

                                          STANWICH LOAN FUNDING LLC, as a Lender


                                          By: /s/ Diana M. Himes
                                              ----------------------------------
                                          Name: Diana M. Himes
                                          Title: Assistant Vice President


                                          CITADEL HILL 2000, LTD., as a Lender


                                          By: /s/ P. Van Schaick
                                              ----------------------------------
                                          Name: P. Van Schaick
                                          Title: Authorized Signatory


                                          PROMETHEUS INVESTMENT FUNDING NO. 1
                                          LTD., as a Lender

                                          By: HVB Credit Advisors LLC


                                          By: /s/ Irv Roa
                                              ----------------------------------
                                          Name: Irv Roa
                                          Title: Director


                                          By: /s/ Charles P. Strause
                                              ----------------------------------
                                          Name: Charles P. Strause
                                          Title: Associate Director


                                          APEX (IDM) CDO I, LTD., as a Lender

                                          By: David L. Babson & Company Inc. as
                                              Collateral Manager


                                          By: /s/ David P. Wells
                                              ----------------------------------
                                          Name: David P. Wells, CFA
                                          Title: Managing Director

                                          BABSON CLO LTD. 2003-I, as a Lender

                                          By: David L. Babson & Company Inc. as
                                              Collateral Manager


                                          By: /s/ David P. Wells
                                              ----------------------------------
                                          Name: David P. Wells, CFA
                                          Title: Managing Director


                                          BILL & MELINDA GATES FOUNDATION, as a
                                          Lender

                                          By: David L. Babson & Company Inc.
                                              as Investment Adviser


                                          By: /s/ David P. Wells
                                              ----------------------------------
                                          Name: David P. Wells, CFA
                                          Title: Managing Director


                                          ELC (CAYMAN) LTD. 1999-II, as a Lender

                                          By: David L. Babson & Company Inc. as
                                              Collateral Manager


                                          By: /s/ David P. Wells
                                              ----------------------------------
                                          Name: David P. Wells, CFA
                                          Title: Managing Director


                                          ELC (CAYMAN) LTD. 1999-II, as a Lender

                                          By: David L. Babson & Company Inc. as
                                              Collateral Manager


                                          By: /s/ David P. Wells
                                              ----------------------------------
                                          Name: David P. Wells, CFA
                                          Title: Managing Director

                                          ELC (CAYMAN) LTD. CDO SERIES 1999-I,
                                          as a Lender

                                          By: David L. Babson & Company Inc. as
                                              Collateral Manager


                                          By: /s/ David P. Wells
                                              ----------------------------------
                                          Name: David P. Wells, CFA
                                          Title: Managing Director


                                          ELC (CAYMAN) LTD. 2000-I, as a Lender

                                          By: David L. Babson & Company Inc. as
                                              Collateral Manager


                                          By: /s/ David P. Wells
                                              ----------------------------------
                                          Name: David P. Wells, CFA
                                          Title: Managing Director


                                          MAPLEWOOD (CAYMAN) LIMITED, as a
                                          Lender

                                          By: David L. Babson & Company Inc.
                                              under delegated authority from
                                              Massachusetts Mutual Life
                                              Insurance Company as Investment
                                              Manager


                                          By: /s/ David P. Wells
                                              ----------------------------------
                                          Name: David P. Wells, CFA
                                          Title: Managing Director


                                          MASSACHUSETTS MUTUAL LIFE INSURANCE
                                          COMPANY, as a Lender

                                          By: David L. Babson & Company Inc. as
                                              Investment Adviser


                                          By: /s/ David P. Wells
                                              ----------------------------------
                                          Name: David P. Wells, CFA
                                          Title: Managing Director

                                          SIMSBURY CLO, LIMITED, as a Lender

                                          By: David L. Babson & Company Inc.
                                              under delegated authority from
                                              Massachusetts Mutual Life
                                              Insurance Company as Collateral
                                              Manager


                                          By: /s/ David P. Wells
                                              ----------------------------------
                                          Name: David P. Wells, CFA
                                          Title: Managing Director


                                          SUFFIELD CLO, LIMITED, as a Lender

                                          By: David L. Babson & Company Inc. as
                                              Collateral Manager


                                          By: /s/ David P. Wells
                                              ----------------------------------
                                          Name: David P. Wells, CFA
                                          Title: Managing Director


                                          FLAGSHIP CLO 2001-1, as a Lender

                                          By: Flagship Capital Management, Inc.


                                          By: /s/ Colleen Cunniffe
                                              ----------------------------------
                                          Name: Colleen Cunniffe
                                          Title: Director


                                          FLAGSHIP CLO II, as a Lender

                                          By: Flagship Capital Management, Inc.


                                          By: /s/ Colleen Cunniffe
                                              ----------------------------------
                                          Name: Colleen Cunniffe
                                          Title: Director

                                          FRANKLIN FLOATING RATE MASTER SERIES,
                                          as a Lender


                                          By: /s/ Tyler Chan
                                              ----------------------------------
                                          Name: Tyler Chan
                                          Title: Vice President


                                          FRANKLIN FLOATING RATE DAILY ACCESS
                                          FUND, as a Lender


                                          By: /s/ Tyler Chan
                                              ----------------------------------
                                          Name: Tyler Chan
                                          Title: Vice President


                                          FRANKLIN CLO IV. LIMITED, as a Lender


                                          By: /s/ Tyler Chan
                                              ----------------------------------
                                          Name: Tyler Chan
                                          Title: Vice President


                                          GULF STREAM COMPASS CLO 2003-1 LTD.,
                                          as a Lender

                                          By: Gulf Stream Asset Management LLC
                                              as Collateral Manager


                                          By: /s/ Mark B. Mahoney
                                              ----------------------------------
                                          Name: Mark B. Mahoney
                                          Title: President

                                          LOAN FUNDING IV LLC, as a Lender

                                          By: Highland Capital Management, L.P.
                                              as Collateral Manager


                                          By: /s/ Todd Travers
                                              ----------------------------------
                                          Name: Todd Travers
                                          Title: Senior Portfolio Manager
                                                 Highland Capital Management,
                                                 L.P.

                                          PAMCO CAYMAN LTD., as a Lender

                                          By: Highland Capital Management, L.P.
                                              as Collateral Manager


                                          By: /s/ Todd Travers
                                              ----------------------------------
                                          Name: Todd Travers
                                          Title: Senior Portfolio Manager
                                                 Highland Capital Management,
                                                 L.P.


                                          IKB CAPITAL CORPORATION, as a Lender


                                          By: /s/ David N. Snyder
                                              ----------------------------------
                                          Name: David N. Snyder
                                          Title: President


                                          OAK HILL CREDIT PARTNERS II, LIMITED,
                                          as a Lender

                                          By: Oak Hill CLO Management II, LLC as
                                              Investment Manager


                                          By: /s/ Scott D. Krase
                                              ----------------------------------
                                          Name: Scott D. Krase
                                          Title: Authorized Signatory

                                          PPM SHADOW CREEK FUNDING LLC, as a
                                          Lender


                                          By: /s/ Diana M. Himes
                                              ----------------------------------
                                          Name: Diana M. Himes
                                          Title: Assistant Vice President


                                          PPM SPYGLASS FUNDING TRUST, as a
                                          Lender


                                          By: /s/ Diana M. Himes
                                              ----------------------------------
                                          Name: Diana M. Himes
                                          Title: Authorized Agent


                                          STANFIELD ARBITRAGE CDO, LTD., as a
                                          Lender

                                          By: Stanfield Capital Partners LLC as
                                              its Collateral Manager


                                          By: /s/ Christopher A. Bondy
                                              ----------------------------------
                                          Name: Christopher A. Bondy
                                          Title: Partner


                                          STANFIELD CARRERA CLO, LTD., as a
                                          Lender

                                          By: Stanfield Capital Partners LLC as
                                              its Asset Manager


                                          By: /s/ Christopher A. Bondy
                                              ----------------------------------
                                          Name: Christopher A. Bondy
                                          Title: Partner

                                          WINDSOR LOAN FUNDING, LIMITED, as a
                                          Lender

                                          By: Stanfield Capital Partners LLC as
                                              its Investment Manager


                                          By: /s/ Christopher A. Bondy
                                              ----------------------------------
                                          Name: Christopher A. Bondy
                                          Title: Partner


                                          COLUMBIA FLOATING RATE ADVANTAGE FUND,
                                          as a Lender

                                          By: Highland Capital Management, L.P.
                                              Its Investment Advisor


                                          By: /s/ Todd Travers
                                              ----------------------------------
                                          Name: Todd Travers
                                          Title: Senior Portfolio Manager
                                                 Highland Capital Management,
                                                 L.P.


                                          COLUMBIA FLOATING RATE LIMITED
                                          LIABILITY COMPANY, as a Lender

                                          By: Highland Capital Management, L.P.
                                              Its Investment Advisor


                                          By: /s/ Todd Travers
                                              ----------------------------------
                                          Name: Todd Travers
                                          Title: Senior Portfolio Manager
                                                 Highland Capital Management,
                                                 L.P.


                                          SRF 2000, as a Lender

                                          By: Columbia Management Advisors


                                          By: /s/ James T. Anderson
                                              ----------------------------------
                                          Name: James T. Anderson
                                          Title: Vice President

                                          SRF TRADING, as a Lender

                                          By: Columbia Management Advisors


                                          By: /s/ James T. Anderson
                                              ----------------------------------
                                          Name: James T. Anderson
                                          Title: Vice President


                                          KZH CYPRESSTREE-1 LLC, as a Lender


                                          By: /s/ Susan Lee
                                              ----------------------------------
                                          Name: Susan Lee
                                          Title: Authorized Agent



                                          KZH STERLING LLC, as a Lender


                                          By: /s/ Susan Lee
                                              ----------------------------------
                                          Name: Susan Lee
                                          Title: Authorized Agent


                                          OPPENHEIMER SENIOR FLOATING RATE FUND,
                                          as a Lender


                                          By: /s/ Lisa Chaffee
                                              ----------------------------------
                                          Name: Lisa Chaffee
                                          Title: Manager